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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
BETA OIL & GAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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BETA OIL & GAS, INC.
6120 South Yale Avenue
Suite 813
Tulsa, Oklahoma 74136

April 23, 2004

Dear Stockholder:

        You are cordially invited to attend a special meeting of the stockholders of Beta Oil & Gas, Inc. to be held on May 25, 2004, at 10:00 a.m., local time, in the 19th Floor Conference Room A, Warren Place Two, 6120 South Yale Avenue, Tulsa, Oklahoma.

        On December 12, 2003, we entered into a securities purchase agreement with Petrohawk Energy, LLC pursuant to which we have agreed to sell to Petrohawk 15,151,515 shares of our common stock together with five-year warrants entitling the holders to purchase up to 10,000,000 shares of common stock at an exercise price of $1.65 per share all for an aggregate purchase price of $25,000,000, and our five year convertible promissory note in the amount of $35,000,000 which will, after two years, be convertible into shares of our common stock at a conversion price of $2.00 per share.

        The special meeting has been called to present to our stockholders proposals to approve the issuance of the shares of our common stock pursuant to the securities purchase agreement (including any shares to be issued upon exercise of the warrants and conversion of the note) and to approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock to 100,000,000.

        Approval of the Petrohawk transaction will result in a change of control of the company. Immediately following the closing of the Petrohawk transaction, Petrohawk will hold approximately 54% of our outstanding voting securities. In addition, upon conversion of the note and exercise of all of the warrants, Petrohawk would hold approximately 77% of our voting securities assuming no other shares are issued prior to those actions. Stockholders holding approximately 28% of the currently outstanding common stock have agreed to vote in favor of the Petrohawk transaction.

        Our board of directors has determined that the terms of the Petrohawk transaction are fair to Beta and in the best interests of our stockholders. Our board of directors has approved the issuance and sale of the new securities in the Petrohawk transaction and the amendment to our articles of incorporation to increase our authorized capital stock. The board recommends that you vote FOR each of the proposals to be considered at the special meeting. In considering this transaction and its recommendation, our board was aware that Joe Burnett, our chief financial officer, and I would both be entitled to certain severance benefits if the transaction is consummated and our employment is terminated. Mr. Robert C. Stone, Jr., the only Beta director who will continue to serve on our board after the closing of the Petrohawk transaction, is expected to receive, along with all of the non-employees who become directors of Beta following the closing, a grant of 15,000 shares of our common stock as consideration for his service on our board. These interests are discussed in the proxy statement under the caption "Proposal No. 1: The Petrohawk Transaction—Interests of Certain Persons in the Petrohawk Transaction."

        The enclosed Notice of Special Meeting of Stockholders and Proxy Statement contain details concerning the Petrohawk transaction and the proposal to amend our articles of incorporation to increase our authorized capital stock. We urge you to read and consider these documents carefully. Whether or not you are able to attend the special meeting, it is important that your shares be represented and voted. Accordingly, be sure to complete, sign and date the enclosed proxy card and mail it in the envelope provided as soon as possible so that your shares may be represented at the meeting and voted in accordance with your wishes.

        If you attend the meeting, you may vote in person, even if you previously returned your proxy card. If your shares are held in the name of a bank, brokerage firm or other nominee, please contact the party responsible for your account and direct him or her to vote your shares on the enclosed proxy card. Your vote is important regardless of the number of shares you own.

        On behalf of the board of directors and management, thank you for your continued support of Beta.

Sincerely,
David A. Wilkins, President and Chief Executive Officer

        The accompanying proxy statement is dated April 23, 2004 and is first being mailed, along with the proxy, to stockholders on or about April 23, 2004.

BETA OIL & GAS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
 TO BE HELD ON MAY 25, 2004

TO THE STOCKHOLDERS OF BETA OIL & GAS, INC.:

        NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Beta Oil & Gas, Inc., a Nevada corporation, is scheduled to be held on May 25, 2004 at 10:00 a.m., local time, in the 19th Floor Conference Room A, Warren Place Two, 6120 South Yale Avenue, Tulsa, Oklahoma for the following purposes:

  1.
  To consider and act upon a proposal that the following issuances of shares of our common stock pursuant to the transactions described below be approved:

  •
  the issuance to Petrohawk Energy, LLC, a Delaware limited liability company, of 15,151,515 shares of Beta's common stock, par value $0.001 per share;

  •
  the issuance to Petrohawk of up to 10,000,000 shares of common stock upon the exercise of five-year common stock purchase warrants which are exercisable at a price of $1.65 per share, subject to possible adjustments for stock dividends, stock splits and similar events; and

  •
  the issuance to Petrohawk of shares of common stock upon the conversion of the outstanding principal and accrued but unpaid interest payable under the terms of our five-year convertible promissory note in the original principal amount of $35,000,000 at a conversion price of $2.00 per share, subject to possible adjustments for stock dividends, stock splits and similar events.

    These securities are all issuable to Petrohawk under the terms of a securities purchase agreement dated December 12, 2003. Under this agreement, Petrohawk will pay an aggregate of $60,000,000 in cash for the common stock, warrants and convertible note;

  2.
  To consider and act upon a proposal to approve an amendment to our articles of incorporation to increase our authorized common stock from 50,000,000 shares to 100,000,000 shares;

  3.
  To consider and act upon any proposal to adjourn and reconvene the Special Meeting of Stockholders at a later date, but not later than July 24, 2004.

  4.
  To transact such other business as may properly come before the special meeting and any adjournment thereof.

        If item 2 is not approved, the transactions described in item 1 will still be consummated and the proposal to amend the articles of incorporation will be presented again to our stockholders after Petrohawk has been issued the securities provided for in the securities purchase agreement. If item 1 is not approved, item 2 will not be implemented even if it is approved.

        Approval of proposal 1 and consummation of the proposed transaction will effectively transfer control of Beta Oil & Gas, Inc. to Petrohawk Energy, LLC.

        Stockholders of record at the close of business on April 16, 2004 are entitled to notice of and to vote at the special meeting and any adjournment thereof. All stockholders are cordially invited to attend the special meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided. Stockholders attending the meeting may revoke their proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS
Joseph L. Burnett, Secretary
April 23, 2004

BETA OIL & GAS, INC.

PROXY STATEMENT
FOR A
SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD MAY 25, 2004

SUMMARY OF PROXY STATEMENT

        The following is a brief summary of certain information contained elsewhere in this proxy statement. This summary is not intended to be a complete description of the matters covered in this proxy statement and is qualified in its entirety by reference to the more detailed information contained or incorporated by reference in this proxy statement or in the documents attached as appendices hereto. Stockholders are urged to read this proxy statement, including all materials incorporated herein by reference, and the appendices hereto in their entirety.

        This proxy statement contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those discussed in the forward-looking statements as a result of certain factors. See the section of this proxy statement entitled "Forward-Looking Statements."

The Special Meeting

        A special meeting of the stockholders of Beta Oil & Gas, Inc., a Nevada corporation ("Beta", the "Company" or "we" or "us"), will be held on May 25, 2004, at 10:00 a.m., local time, in the 19th Floor Conference Room A, Warren Place Two, 6120 South Yale Avenue, Tulsa, Oklahoma. Stockholders of record at the close of business on April 16, 2004, the record date for the special meeting, may vote at the special meeting.

        At the special meeting, Beta's stockholders will be asked to approve:

  •
  the issuance of shares of our common stock in connection with a financing transaction in which we will issue and sell common stock, a convertible note and warrants to Petrohawk Energy, LLC ("Petrohawk"); and

  •
  an amendment to our articles of incorporation to increase our authorized capital stock.

        For additional information regarding the special meeting and voting at the special meeting, see "General Information" beginning on page 6.

        This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April 23, 2004.

Proposal 1: The Petrohawk Transaction

        On December 12, 2003, we entered into a securities purchase agreement (which we generally refer to as the purchase agreement) with Petrohawk pursuant to which we have agreed to issue to Petrohawk for an aggregate of $60,000,000 in cash:

  •
  15,151,515 shares of our common stock;

  •
  five year warrants to purchase up to an additional 10,000,000 shares of our common stock at an exercise price of $1.65 per share; and

  •
  a convertible promissory note in the face amount of $35,000,000 which will be convertible after two years into shares of our common stock at a conversion price of $2.00 per share.

Because issuance of the shares of common stock to Petrohawk in connection with this transaction will result in a change of control of Beta, we are required by the rules of The Nasdaq Stock Market to obtain stockholder approval of the issuance of the shares.

        The transactions contemplated by the purchase agreement are required to be consummated at a closing that we expect to occur immediately following the approval of the proposal by our stockholders.

        The proceeds from the sale of the securities will be added to our working capital and be available for the acquisition, development and exploration of oil and gas properties.

  Background of Transaction (see discussion beginning on page 15)

        For a description of the events leading to the approval by our board of directors of the Petrohawk transaction and the agreements related thereto, see "Proposal No. 1: The Petrohawk Transaction—Background of the Petrohawk Transaction," below.

  Petro Capital Advisors, LLC Fairness Opinion (see discussion beginning on page 23)

        In connection with its consideration and approval of the Petrohawk transaction, our board of directors received an opinion from Petro Capital Advisors, LLC with respect to the fairness, from a financial point of view, of the Petrohawk transaction to Beta. For important information regarding the Petro Capital opinion, including the limitations of the opinion, see "Proposal No. 1: The Petrohawk Transaction—Petro Capital Advisors, LLC Fairness Opinion," below.

  Certain Risks Associated with the Proposed Petrohawk Transaction (see discussion beginning on page 12)

        The proposed Petrohawk transaction involves risks, including risks related to:

  •
  the dilutive effect on the ownership interests and voting power of existing stockholders;

  •
  the influence of Petrohawk and its affiliates on us and our board of directors following the transaction;

  •
  our outstanding long-term indebtedness, which will increase substantially, and our debt-to-equity ratio, which will be negatively affected;

  •
  our ability to deploy profitably the new capital that will be invested by Petrohawk;

  •
  the possible deterrence of any other offers to acquire us;

  •
  a "market overhang" which may be presented by the outstanding warrants and convertible note which could restrict or limit increases in the market value of our common stock;

  •
  the decision by our board of directors not to request an update of the fairness opinion delivered by Petro Capital in November 2003, despite a substantial increase in our proved oil and gas reserves as of December 31, 2003;

  •
  restrictions on our ability to utilize our current net operating loss carry-forwards for federal income tax purposes that will result from the change of control contemplated by the transaction; and

  •
  the substantial fee that our financial advisor will be entitled to receive if the transaction is consummated.

For detailed information regarding these risks, see "Proposal No. 1: The Petrohawk Transaction—Certain Risks Associated with the Proposed Petrohawk Transaction" below.

  Interests of Certain Persons in the Petrohawk Transaction (see discussion beginning on page 33)

        In considering the recommendation of the board with respect to the Petrohawk transaction, stockholders should be aware that David A. Wilkins, our president and chief executive officer and a director, Robert C. Stone, Jr., a director, and Joseph L. Burnett, our chief financial officer, have interests in the Petrohawk transaction that are in addition to the interests of stockholders in general. Mr. Wilkins and Mr. Burnett hold stock options and warrants covering 600,000 shares (which are currently vested with respect to 133,000 shares) and 255,000 shares (which are currently vested with respect to 188,333 shares) respectively which will, upon consummation of the transaction, vest in full. The period in which they may exercise their options after termination of employment has been extended from 90 days after termination of employment to five years from the date of closing of the Petrohawk transaction or until they would have otherwise expired absent termination of employment, whichever is earlier. In addition, Mr. Wilkins and Mr. Burnett will be eligible to receive severance payments of $160,000 and $125,000 respectively, which equal one year's salary, upon termination of their employment. The board was aware of these interests and considered them along with the other matters described herein in approving the Petrohawk transaction and determining to recommend the Petrohawk transaction to the stockholders for approval. Mr. Stone and all of the other persons who are not employees of Beta who will be serving on our board after the closing are each expected to receive grants of 15,000 shares of our common stock as consideration for their board service. This proposal was not decided upon and announced by Petrohawk until March of 2004, long after our board approved the purchase agreement.

  Purchase Agreement (see discussion beginning on page 35)

        The issuance of the securities and the other transactions contemplated by the purchase agreement are subject to several closing conditions, including:

  •
  the approval by our stockholders of the issuance of the common stock contemplated by the Petrohawk transaction at the special meeting; and

  •
  our taking of all action necessary to effect the appointment of new directors as designated by Petrohawk and a Petrohawk stockholder pursuant to the purchase agreement.

        We are required to pay a termination fee of $1,000,000 if:

  •
  the purchase agreement is terminated before closing pursuant to its terms because we accept a superior proposal which the board of directors determines would be more favorable to our stockholders;

  •
  stockholder approval is not obtained or the transaction otherwise fails to close by May 31, 2004 and a proposal to acquire us has been made or another person has made publicly known an intention to make such a proposal, and within 12 months of the termination of the purchase agreement, we consummate a merger, acquisition, consolidation or other business combination or a person acquires beneficial ownership of 50% of the power to vote for our directors; or

  •
  the agreement is terminated because of a material breach of our representations, warranties, covenants or agreements which is not cured within 20 days.

        Petrohawk is required to pay us a termination fee of $1,000,000 if we terminate the purchase agreement because of a material breach in Petrohawk's representations, warranties, covenants or agreements which is not cured within 20 days.

  Convertible Note (see discussion beginning on page 46)

        The convertible note is in the original principal amount of $35,000,000, is unsecured and matures on the fifth anniversary of the closing. This note will bear interest at an annual rate of 8%, payable quarterly.

        Any time after the two-year period following the closing, we may prepay the note without penalty or premium. Also at any time after the two-year period following the closing, the holder of the note may convert the outstanding principal and accrued but unpaid interest on the note into shares of common stock at a conversion price of $2.00 per share, subject to adjustment for stock dividends, stock splits and similar events.

  Warrants (see discussion beginning on page 47)

        The warrants entitle the holder, upon exercise, to purchase up to 10,000,000 shares of common stock at an exercise price of $1.65 per share, subject to possible adjustments for stock dividends, stock splits and similar events. The warrants are exercisable, in whole or in part, at any time before the fifth anniversary of the closing. The warrant exercise price may be paid in cash, by delivering to us warrants or common stock having a fair market value equal to the warrant exercise price, by offsetting the principal balance of the convertible note, or a combination of the foregoing.

  Registration Rights (see discussion beginning on page 47)

        At the closing, we will enter into a registration rights agreement with Petrohawk which will give Petrohawk the right to require us to register for public sale the shares of common stock acquired at the time of the closing and any shares acquired upon the exercise of the warrants and conversion of the convertible note. The registration rights agreement also provides Petrohawk with piggyback registration rights with respect to registrations of the offer and sale of any shares of common stock we may effect for our own account.

  New Board of Directors and Management (see discussion beginning on page 55)

        Under the purchase agreement, a new board of directors will be appointed effective upon the closing. There will be seven directors, six of whom will be designated by Petrohawk and its principal owners and one of whom will be designated by our existing board of directors. At the closing, all of our officers and all of our directors other than Robert C. Stone, Jr. are required to deliver their resignations. By voting in favor of the Petrohawk transaction, stockholders are also in effect voting to replace the current board of directors. Floyd C. Wilson will become the new chairman of the board, president and chief executive officer. It is expected that our headquarters will be moved to Houston, Texas within a short time following the closing.

Proposal 2: Increase in Authorized Capital Stock (see discussion beginning on page 67)

        In order to provide a sufficient number of shares of capital stock to meet our current and future needs, including shares of common stock to be issued and reserved for issuance in the Petrohawk transaction, the board of directors has proposed that our articles of incorporation be amended to increase our authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.

Stockholder Approval

        Issuance of Shares of Common Stock.    We are seeking stockholder approval of the issuance of shares of common stock pursuant to the Petrohawk transaction under the rules of The Nasdaq Stock Market. The Nasdaq Marketplace Rules require stockholder approval for transactions involving the issuance or potential issuance of securities which results in a change of control of the company. See "Proposal No. 1: The Petrohawk Transaction—Stockholder Approval," below. Stockholder approval of the transaction is not otherwise required under Nevada law or our articles of incorporation or by-laws. If the Petrohawk transaction is not approved by our stockholders, we may elect to terminate the purchase agreement, or we may attempt to renegotiate the terms of the Petrohawk transaction with Petrohawk and, if successful, in our attempts to renegotiate submit the revised transaction to our stockholders for approval. If the stockholders fail to approve the Petrohawk transaction, Petrohawk will have the right to unilaterally terminate the purchase agreement.

        Increase In Our Authorized Common Stock.    We are seeking stockholder approval of an amendment to our articles of incorporation which will increase our authorized common stock in accordance with applicable Nevada corporate law. As described more fully in "Proposal No. 2: Increase in Authorized Capital Stock," the increase in common stock under Proposal No. 2 is necessary to provide for a sufficient number of shares of common stock to be issued or reserved for issuance in the Petrohawk transaction and for current employee stock options, as well as to provide for additional shares of common stock and preferred stock which could be used in connection with acquisitions or additional financing. If Proposal No. 2 is approved, we will not file the Certificate of Amendment to increase our authorized capital stock unless Proposal No. 1 is also approved and we believe it is likely that the Petrohawk transaction will be consummated. If Proposal No. 2 is not approved, the Petrohawk transaction will still be consummated. Petrohawk has agreed that if Proposal No. 2 is not approved at this special meeting, it will cause the proposal to be considered again at a stockholder meeting held after the closing and it has agreed to vote its shares for approval of the amendment. This would assure approval of the amendment at such meeting.

Recommendations by the Board

        The board of directors, including all of the independent directors, has determined that both the proposed Petrohawk transaction and increase in our authorized capital stock are in the best interests of us and our stockholders and recommends approval of both of those proposals by our stockholders. Mr. Wilkins, one of our directors who is also an employee, will have his options covering 600,000 shares vested in full and extended for five years after the closing if the Petrohawk transaction is approved and consummated and he will be entitled to a severance payment of $160,000 upon termination of his employment. In addition, Mr. Burnett, our chief financial officer, will have his options covering 255,000 shares vested in full and extended for five years after the closing if the Petrohawk transaction is approved and consummated, and he will be entitled to a severance payment of $125,000 upon termination of his employment. The board was aware of these interests and considered them along with the other matters described herein in approving the Petrohawk transaction and determining to recommend the Petrohawk transaction to the stockholders for approval. Mr. Stone, Jr., one of our directors, who will be serving on our board after the closing is expected to receive a grant of 15,000 shares of our common stock as consideration for his board service. This decision was not made and announced by Petrohawk until March of 2004, long after our board approved the purchase agreement. See "Proposal No. 1: The Petrohawk Transaction—Interests of Certain Persons in the Petrohawk Transaction."

Proposal 3: Adjournments of Special Meeting

        We are asking for the authority to vote your shares for a proposed adjournment of the meeting if it is needed. See "Proposal No. 3: Adjournment of Special Meeting."

GENERAL INFORMATION

Proxy Solicitation

        This proxy statement is furnished to the holders of our common stock and preferred stock in connection with the solicitation by our board of directors of proxies for use at the special meeting to be held on May 25, 2004, at 10:00 a.m., local time, or at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Stockholders. The board is not currently aware of any other matters that will come before the special meeting.

        Our principal executive offices are located at 6120 South Yale Avenue, Suite 813, Tulsa, Oklahoma 74136.

        We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the special meeting, officers, agents or employees of Beta and/or Petrohawk may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by us.

        We have retained Georgeson Shareholder to assist with the solicitation of proxies for a fee not to exceed $7,500, plus reimbursement for out-of-pocket expenses.

        Certain stockholders of Beta who together own approximately 28% of our voting shares, including two of our directors Robert E. Davis, Jr. and Rolf N. Hufnagel, have entered into a stockholders agreement with Petrohawk and us pursuant to which they have agreed to vote all of the voting shares of Beta owned by them or over which they have voting control in favor of both proposals being presented at the special meeting.

Revocability and Voting of Proxy

        A form of proxy for use at the special meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of Beta, at our headquarters at 6120 South Yale Avenue, Suite 813, Tulsa, Oklahoma 74136, a written notice of revocation, or a duly executed proxy bearing a later date, or by voting in person at the special meeting. Shares of common stock and preferred stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposal No. 1 and Proposal No. 2 and, if needed, Proposal No. 3, as set forth in the accompanying Notice of Special Meeting of Stockholders and, in accordance with their best judgment, on any other matters which may properly come before the special meeting.

Record Date and Voting Rights

        Stockholders of record at the close of business on April 16, 2004 are entitled to notice of and to vote at the special meeting. As of the record date, 12,429,307 shares of common stock were issued and outstanding, and there were 604,271 shares of our preferred stock issued and outstanding. Each share of common stock and each share of preferred stock is entitled to one vote on all matters that may properly come before the special meeting. The common stock and preferred stock vote together as one class. The holders of a majority of the outstanding shares of common stock and preferred stock, present in person or by proxy, will constitute a quorum at the special meeting.

        Approval of Proposal No. 1 (issuance of common stock pursuant to the Petrohawk transaction) and Proposal No. 3 (adjournments of special meeting) require a majority of the total votes cast on the proposal in person or by proxy. Each outstanding share of common stock and each outstanding share of preferred stock is entitled to one vote. Approval of Proposal No. 2 (increase in authorized common stock) requires the affirmative vote of a majority of the total votes represented by the outstanding common stock and preferred stock. Stockholders will not have appraisal or similar rights with respect to Proposal No. 1 or Proposal No. 2. See the section of the summary above entitled "Stockholder Approval" for information regarding the effect of a failure to approve Proposal No. 1 and/or Proposal No. 2.

        With respect to all three proposals, abstentions and broker non-votes will be counted to determine whether a quorum is present. In determining whether Proposal No. 1 and Proposal No. 3 have received the requisite number of favorable votes, abstentions and broker non-votes will not be counted as part of the total number of votes cast on such proposal and will have no effect in determining whether the proposal has been approved by the stockholders. With respect to Proposal No. 2, both abstentions and broker non-votes will have the same effect as votes against the proposal. A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        At the special meeting, ballots will be distributed with respect to each proposal to be voted upon to each stockholder (or the stockholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders. The ballots will then be tallied, one vote for each share of common stock owned of record and one vote per share of preferred stock owned of record, the votes being in three categories: FOR, AGAINST or ABSTAIN.

        Votes at the special meeting will be tabulated by an inspector of election appointed by us.

FORWARD-LOOKING STATEMENTS

        From time to time, in written reports and oral statements, we may discuss our expectations regarding our future performance. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies or other actions taken or to be taken by us, including the impact of such plans, strategies or actions on our results of operations or components thereof, projected or anticipated benefits from operational changes, acquisitions or dispositions made or to be made by us, or projections involving anticipated revenues, costs, earnings or other aspects of our results of operations. The words "expect," "believe," "anticipate," "project," "estimate," "intend" and similar expressions, and their opposites, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance but rather are based on currently available competitive, financial and economic data and management's operating plans. These forward-looking statements involve risks and uncertainties that could render actual results materially different from management's expectations. Such risks and uncertainties include, without limitation, whether the Petrohawk transaction will be consummated, as well as business conditions and growth and consolidation in the oil and gas industry and the energy business generally and in the economy in general, risks related to our ability to generate capital to complete our planned drilling and exploration activities, risks inherent in oil and gas acquisitions, exploration, drilling, development and production, fluctuations in oil and gas prices, government regulations and environmental matters and other risk factors described from time to time in our reports filed with the SEC as well as the risks associated with the proposed Petrohawk transaction which are described below under "Proposal No. 1—The Petrohawk Transaction—Certain Risks Associated with the Proposed Petrohawk Transaction."

        All statements herein that are not statements of historical fact are forward-looking statements. Although we believe that the expectations reflected in such forward looking statements are reasonable, there can be no assurance that those expectations will prove to have been correct. Certain other important factors that could cause actual results to differ materially from management's expectations are disclosed in this proxy statement and in our other filings with the SEC. All written forward-looking statements by or attributable to management in this proxy statement are expressly qualified in their entirety by the risk factors and the cautionary statements mentioned above. Investors must recognize that events could turn out to be significantly different from what management currently expects.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Current Beneficial Ownership

        The following table reflects, as of March 1, 2004, the beneficial ownership of our common stock and preferred stock by (i) all persons known by us to be beneficial owners of more than 5% of each class of stock, (ii) each of our directors, (iii) each of the persons who will become a director in connection with the closing of the Petrohawk transaction in accordance with the terms of the purchase agreement (see "Director and Executive Officer Information" on page 50); (iv) each of our executive officers named in the Summary Compensation Table below, and (v) all of our executive officers and directors as a group and provides the percentage of outstanding shares of stock of each class held. The table also shows the number of shares of common stock and the percentage of the outstanding common stock that will be owned by the persons described above and Petrohawk if the issuance of the securities under Proposal No. 1 is approved and consummated.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percent of Class(2)	Shares of Common Stock Beneficially Owned After the Issuance of Securities to Petrohawk(1)		Percent of Class After Issuance of Securities to Petrohawk(2)(3)
Robert E. Davis, Jr	364,583	(4)	2.91%	364,583		1.21%
Steve A. Antry 11814 S. Sheridan Road Tulsa, OK 74008	1,138,000	(5)	9.14%	1,138,000		4.11%
Robert C. Stone, Jr.	180,000	(6)	1.43%	195,000	(6)(16)	*
David A. Wilkins	166,667	(7)	1.32%	600,000		2.12%
Rolf N. Hufnagel	820,000	(8)	6.57%	820,000		2.96%
David A. Melman	50,000	(9)	*	50,000		*
Joseph L. Burnett	189,333	(10)	1.50%	256,000		*
Floyd C. Wilson	—		—	25,151,515	(15)	66.82%
David B. Miller	—		—	25,151,515	(13)(14)	66.82%
D. Martin Phillips	—		—	25,151,515	(13)(14)	66.82%
Larry L. Helm	—		—	15,000	(16)	*
Tucker Bridwell	—		—	15,000	(16)	*

James L. Irish III				15,000	(16)	*
Petrohawk Energy, LLC 1100 Louisiana, Suite 3650 Houston, Texas 77002	—		—	25,151,515	(12)	66.82%
EnCap Energy Capital Fund IV, L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
EnCap Energy Acquisition IV-B, Inc. 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
EnCap Energy Capital Fund IV-B, L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
EnCap Equity Fund IV GP, L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
EnCap Investments L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
EnCap Investments GP, L.L.C. 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
RNBD GP LLC 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
Gary R. Petersen 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
Robert L. Zorich 1100 Louisiana, Suite 3150 Houston, Texas 77002	—		—	25,151,515	(13)(14)	66.82%
All officers and directors as a group	1,770,583	(11)	13.73%	2,285,583	(17)	6.46%

*
Represents less than 1% of that class of stock outstanding.

(1)
Unless otherwise indicated, all shares of stock are held directly with sole voting and investment power. Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing percentage of the class owned by any other person. The total number includes shares issued and outstanding as of March 1, 2004, plus shares which the owner shown above has the right to acquire within 60 days after March 1, 2004. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

(2)
For purposes of calculating the percent of the class outstanding held by each owner shown above with a right to acquire additional shares, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 1, 2004, pursuant to the exercise of outstanding stock options and warrants.

(3)
The percentages are based on the assumption that 27,690,322 shares of common stock and 604,271 shares of preferred stock will be outstanding immediately following the issuance of the securities to Petrohawk. The table also assumes that the Petrohawk transaction will be consummated upon the terms of the transaction documents described in this proxy statement.

(4)
Includes 114,583 shares of common stock underlying stock options.

(5)
Shares held with spouse as community property. Includes 25,000 warrants held on behalf of minor children.

(6)
Includes 175,000 shares of common stock underlying stock options.

(7)
Represents shares of common stock underlying stock options.

(8)
Includes 50,000 shares of common stock underlying stock options.

(9)
Represents shares of common stock underlying stock options.

(10)
Includes 183,333 shares of common stock before closing the Petrohawk transaction and 255,000 shares of common stock after closing the Petrohawk transaction which are issuable upon exercise of outstanding stock options and warrants.

(11)
Total for the 6 persons who were officers or directors prior to the issuance of the securities to Petrohawk. This includes 100,000 shares of common stock underlying stock warrants and 611,250 shares of common stock underlying stock options.

(12)
Includes 15,151,515 shares of common stock and warrants to purchase 10,000,000 shares of common stock exercisable within 60 days after the date hereof.

(13)
Represents shares owned by Petrohawk. These entities or persons may be deemed to share voting and dispositive control over the shares of common stock owned by Petrohawk. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Acquisition IV-B, Inc., each of which is a member of Petrohawk, have the contractual right to nominate a majority of the members of the board of directors of Petrohawk pursuant to Petrohawk's limited liability company agreement. These two entities are controlled indirectly by David B. Miller, Gary R. Petersen, D. Martin Phillips and Robert L. Zorich. In addition, Mr. Miller and Mr. Phillips are members of Petrohawk's board of directors. Messrs. Miller, Petersen, Phillips and Zorich are the members of RNBD GP LLC which in turn has management control, directly or indirectly, over the other EnCap entities listed on this beneficial ownership table, including EnCap Investments GP, L.L.C., EnCap Investments L.P., EnCap Equity Fund IV GP, L.P., EnCap Energy Capital Fund IV-B, L.P., EnCap Energy Capital Fund IV, L.P. (a member of Petrohawk) and EnCap Energy Acquisition IV-B, Inc. (a member of Petrohawk). All the EnCap entities listed in the preceding sentence, other than the two EnCap entities which are members of Petrohawk, have management control, directly or indirectly, over these two EnCap entities with membership in Petrohawk.

(14)
Each of EnCap Energy Capital Fund IV, L.P., EnCap Energy Acquisition IV-B, Inc., EnCap Energy Capital Fund IV-B, L.P., EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., RNBD GP LLC, David B. Miller, Gary R. Petersen, D. Martin Phillips, and Robert L. Zorich disclaim beneficial ownership of the reported securities in excess of such entity's or person's respective pecuniary interest in the securities.

(15)
Represents shares owned by Petrohawk. Floyd C. Wilson may be deemed to share the voting and dispositive control over the shares of common stock owned by Petrohawk. FCW, LLC, a member of Petrohawk, has the contractual right to nominate one of the members of the board of managers of Petrohawk pursuant to Petrohawk's governing documents and has nominated Floyd C. Wilson, a majority member of FCW, LLC. Floyd C. Wilson disclaims beneficial ownership of the reported securities in excess of his pecuniary interest in the securities.

(16)
Includes 15,000 shares expected to be granted after the closing to each of the non-employee directors who will then be serving on our board for his service on the board of directors.

(17)
Total for nine persons who will be officers or directors after the issuance of the securities to Petrohawk will be 25,391,515 shares (representing 67.15% of the shares then outstanding) after the closing of the Petrohawk transaction and the termination or resignation of all of the current directors and executive officers other than Mr. Stone. This will include 15,216,515 shares of common stock, 10,000,000 shares of common stock underlying stock purchase warrants and 175,000 shares underlying stock options.

PROPOSAL NO. 1:

THE PETROHAWK TRANSACTION

        The first proposal to be considered and voted upon at the special meeting is the issuance of common stock in connection with the Petrohawk transaction. Pursuant to the securities purchase agreement entered into with Petrohawk on December 12, 2003, at closing we will issue to Petrohawk:

  •
  15,151,515 shares of common stock;

  •
  warrants entitling the holder to purchase up to 10,000,000 shares of common stock at an exercise price of $1.65 per share of common stock, subject to adjustment as described below under "Terms of the Warrants;" and

  •
  a convertible promissory note in the original principal amount of $35,000,000 which is convertible after two years into shares of our common stock at a conversion price of $2.00 per share, subject to adjustment as described below under "Terms of the Convertible Note."

As the consideration for these securities, Petrohawk has agreed to pay us a total of $60,000,000 in cash, of which $25,000,000 is attributable under the purchase agreement to the shares of common stock and warrants and $35,000,000 is attributable to the convertible note. For a description of the events leading to the approval by our board of directors of the Petrohawk Transaction and the agreements related thereto, see "Background of the Petrohawk Transaction" below.

Certain Risks Associated with the Proposed Petrohawk Transaction

        In addition to the other information contained in this proxy statement, in determining whether to approve the Petrohawk transaction, our board of directors did consider, and, in determining how to vote on this proposal, each of you should consider the following important factors:

        Our stockholders will experience substantial dilution.    The consummation of the Petrohawk transaction will have an immediate dilutive effect on the ownership interests and voting power of our existing stockholders and the future voting power of warrant and stock option holders. Upon closing the Petrohawk transaction, Petrohawk will own approximately 55% of our outstanding shares of common stock (which will represent approximately 54% of the total voting shares after taking into account the outstanding voting shares of our preferred stock). As a consequence, for as long as Petrohawk retains over 50% of the total voting shares, Petrohawk will have complete control over the election of directors and many other matters that may be presented to the stockholders from time to time. Conversion of the convertible note into common stock or exercise of the warrants will further dilute the voting rights of existing stockholders.

        Petrohawk will assume control of our management.    Following the closing, there is to be a board of directors consisting of seven members. Under the terms of the purchase agreement, Petrohawk and its owners will designate six of the seven members. In addition, Floyd C. Wilson, the president and chief executive officer of Petrohawk, will become the chairman of the board, president and chief executive officer of Beta. See "Director and Executive Officer Information—Directors" for information regarding Mr. Wilson and the other persons who will become members of our board of directors. We anticipate that most or all of our current management personnel will have their employment with us terminated or will resign.

        The amount of our indebtedness will increase significantly.    At December 31, 2003, our long-term indebtedness was $13,284,652, with a debt to equity ratio of approximately 0.45 to 1.0. As a result of the Petrohawk transaction, our long-term indebtedness will increase by $21.7 million which is the original principal amount of the convertible note of $35 million to be issued to Petrohawk less the immediate paydown of our existing long-term debt of $13,284,152, and we estimate that we will then have a debt to equity ratio of approximately 0.64 to 1.0. See "Unaudited Pro Forma Consolidated Financial Information." Thus, the indebtedness incurred with respect to the convertible note is material in relation to our current level of indebtedness, our ability to service the debt from our operating cash flow and, if the convertible note is not converted to common stock, our ability to repay the principal amount of the debt in full at maturity. See "Terms of the Petrohawk Transaction—Terms of the Note" and "Unaudited Pro Forma Consolidated Financial Information."

        We may not be able to profitably deploy the funds that we will receive.    If we complete the Petrohawk transaction, our growth and profitability will be largely dependent upon our ability to profitably deploy the $60,000,000 in new capital that we will receive. Prices of oil and natural gas are higher than they have been in recent years. As a result, acquisition prices of producing oil and gas properties, the costs of obtaining leases and drilling oil and gas wells and acquiring other oil and gas companies are expected to be higher than in recent periods. The prices of oil and gas production are volatile and could decline significantly in the future. Also, the funds provided in the Petrohawk transaction may not be adequate to complete a specific acquisition or acquisitions we may pursue, in which case we may seek additional funds by incurring additional indebtedness, issuing additional equity securities, or by other means. This could increase even more the risks of being able to produce a profitable return for our stockholders. Currently, we have no agreements, arrangements or understandings with respect to our acquisition of any entity or business except it is anticipated that the properties of Petrohawk will be offered to us after closing. See "Information About Petrohawk—Properties and Operations."

        Petrohawk's ownership position could inhibit takeover offers from other companies.    After the closing, the significant ownership interests of Petrohawk could effectively deter a third party from making an offer to buy us, which might involve a premium over the current stock price or other benefits for stockholders, or otherwise prevent changes in the control or management of us. Except as described under "Terms of the Stockholders Agreement" there are no restrictions, in the form of a standstill agreement or otherwise, on the ability of Petrohawk or its affiliates to purchase additional Beta securities and thereby further consolidate its ownership interest.

        The warrants and the conversion rights under the convertible note could result in significant "market overhang" which could restrain or limit increases in the market value of our stock.    The 10,000,000 warrants to be issued to Petrohawk will be exercisable at any time over the five-year period beginning with the closing at an exercise price of $1.65 per share. Additionally, beginning with the second anniversary of the closing and until its maturity at the end of five years, the $35 million convertible note will be convertible into shares of common stock at a conversion price of $2.00 per share. The availability of these shares at these prices could discourage potential investors in our common stock from paying as much for our shares as they would if these shares did not exist. This could restrict increases in the value of our common stock that might otherwise occur without this "market overhang."

        Consummation of the Petrohawk transaction will substantially limit our ability to use our current net operating loss carryforwards to offset future income for Federal income tax purposes.    Because Petrohawk will obtain more than 50% of the voting power of our outstanding capital stock, we will be limited in the amount of our net operating loss carryforwards that we will be able to use on an annual basis to offset our taxable income for Federal income tax purposes. See "Tax Consequences" below. This will defer to a material extent, and could eliminate altogether, a portion of the future economic benefit that we would otherwise be entitled to under the current Federal income tax laws as a result of our past operating losses.

        Our financial advisor who rendered the fairness opinion to our board has a substantial financial interest in the consummation of the Petrohawk transaction.    Under the terms of its amended engagement letter with us, Petro Capital Advisors, LLC received $100,000 in connection with the delivery of its fairness opinion to the board of directors. In addition, it has been paid and will continue to be paid a monthly fee of $6,250 unless and until the Petrohawk transaction closes, at which time the monthly fee will terminate. If the Petrohawk transaction is completed, Petro Capital will be paid an additional $500,000 fee (for a total of $600,000, including the fee for the fairness opinion to the board). Thus, there is a substantial financial incentive to the board's financial advisor for the Petrohawk transaction to be approved and closed.

        The fairness opinion rendered by Petro Capital Advisors, LLC relied upon estimates of our proved oil and gas reserves which were substantially lower than the amount reported by Netherland, Sewell & Associates, Inc. as of December 31, 2003, but our board has not requested, nor has it received, an update of that opinion taking such new information into consideration.    The Petro Capital fairness opinion was rendered to our board on November 5, 2003 at the meeting at which our board considered the Petrohawk transaction and determined to proceed with finalization of documentation with respect to the transaction. As noted in the section below captioned, "Petro Capital Advisors, LLC Fairness Opinion," in rendering its opinion, Petro Capital reviewed and relied upon various studies, analyses and inquiries, including information regarding our proved oil and gas reserves. Petro Capital specifically reviewed and relied on the Ryder Scott report of its estimates of our proved oil and gas reserves at December 31, 2002 (approximately 18.3 Bcfe) and our internal update of those estimates as of September 30, 2003 (approximately 22.9 Bcfe), with its primary reliance placed on the September 30 estimate. Our board met again on December 11, 2003 to approve the Petrohawk transaction and related documentation. The purchase agreement was signed on December 12, 2003.

        On February 12, 2004, we issued a press release announcing our estimated proved oil and gas reserves at the end of 2003 based on the third party engineering report issued on February 9, 2004, by Netherland, Sewell & Associates, Inc., which is described under "Recent Developments" above. Prior to signing the agreement in December 2003 and again after the issuance of the year-end reserve report for 2003, our board considered whether it should obtain an updated fairness opinion. In the board's deliberations on this issue, the board discussed the issue and considered all developments with respect to Beta since the issuance of the fairness opinion and whether any of those changes had, in the board's opinion, resulted in a fundamental or material change in the value of Beta or our securities.

        After careful consideration of a number of factors, including those discussed below, the board decided that it would continue to recommend to the Beta stockholders that the Petrohawk transaction is in their best interests and should be approved. In this regard, our board determined that it did not need an updated fairness opinion to reach this conclusion. Among the factors our board considered were the following:

  •
  Prior to its decision to approve the Petrohawk transaction, and using the September 30, 2003 updated reserves estimate as its starting point, our board reviewed a range of estimates provided by management of our proved oil and gas reserves, which indicated that our estimated oil and gas reserves at year-end 2003 could be higher than our internal estimate at September 30, 2003. Estimates of our proved reserves include only those quantities of oil and gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. These estimates are adjusted from time to time to reflect actual production history, updated technical data, results of ongoing operations and prevailing product prices. The upward revisions in estimates of our reserves that occurred throughout 2003 were attributable to the drilling and workover successes in key areas of operations as supported by significant technical work. Netherland, Sewell & Associates, Inc. evaluated 100% of our oil and gas properties, including the results of our operations through the end of 2003, and prepared its estimate for the proved oil and gas reserves as of December 31, 2003. Netherland, Sewell & Associates, Inc.'s estimate of our proved reserves at year-end 2003 was higher than our internal estimate at September 30, 2003; however, it was within the range of estimates presented to our board in advance of its approval of the Petrohawk transaction.

  •
  Although the board could have withdrawn its recommendation in favor of the Petrohawk transaction, our purchase agreement with Petrohawk does not permit us to terminate the agreement or renegotiate its terms based on changes in estimates of our proved oil and gas reserves. In this respect, our board also considered the market reaction to the news of the Petrohawk transaction, including the increases in the market price of our stock and the average daily trading volume of our stock since the date the Petrohawk proposal was first presented. In contrast, the market reaction to the release of the Netherland, Sewell & Associates, Inc. report of our estimated proved reserves at December 31, 2003 appeared to be muted.

After careful consideration of these and other factors, our board concluded that it should continue to recommend the Petrohawk transaction.

Use of Proceeds

        The net proceeds (after expenses of the transaction, which we estimate to be approximately $1,775,000) from the sale of the securities will be added to our working capital and will be available for retirement of our outstanding long-term debt, the acquisition, development and exploration of oil and gas properties and for general corporate purposes. As a result of the issuance of the convertible promissory note, our long-term debt will increase by approximately $21.7 million, which is the original principal amount of the note minus the amount of our existing debt of $13.3 million at December 31, 2003. It is anticipated that oil and gas properties currently owned by Petrohawk will be offered to us after the closing. See "Information About Petrohawk—Operations and Properties." We currently have no agreements, arrangements or understandings with respect to an acquisition of any entity or business.

Background of the Petrohawk Transaction

        In September 2002, our board of directors agreed that in order to improve our overall performance and create a more balanced growth model, a significant change in our senior management was necessary. Accordingly, in October 2002, our board identified and interviewed candidates for the position of president and CEO and ultimately hired David A. Wilkins to fill both positions. Mr. Wilkins came to us from Vintage Petroleum, Inc. where he had worked for approximately 10 years holding various positions with his last position being the General Manager of Latin America. Mr. Wilkins' mandate was to assess our existing asset base, focus our work effort on lower-risk opportunities, optimize operating and administrative costs, and build a new team capable of achieving our desired growth through strategic investments in exploitation, exploration and acquisitions opportunities.

        Mr. Wilkins initiated his mandate by recruiting several key employees to strengthen our exploitation and development team. Our new management began the process of optimizing the existing assets including plans for disposition of assets with limited potential. In addition, the team sought out property acquisitions and new drilling opportunities that would provide attractive economic return under the reality of our limited available capital. For approximately eight months, we pursued a strategy of internal growth through cost control and the exploitation of existing assets. Our main focus became the existing properties in Louisiana and Oklahoma and a development drilling program in southern Kansas. Our board recognized that we could return to profitability through the cost control and increased operational focus that Mr. Wilkins' team brought to us but also recognized that growth potential was limited due to lack of capital availability. Discussions were held by our board and management regarding how to continue to grow through expansion of our core asset base. Given the limitations associated with growing a small company using only internal cash flow, our board decided to assess other business combinations which could possibly enhance our growth rate.

        During this period the board considered a variety of possible strategic alternatives, with the objective of increasing stockholder value. Strategic alternatives that were considered included both new acquisitions of producing properties or new drilling opportunities in "niche" areas. Numerous small acquisitions were reviewed but, with the exception of our exercise of our preferential right to purchase additional interests in two producing wells in West Texas, we submitted no formal bids for the acquisition of properties in 2003 because we did not locate any potential acquisitions that were within our strategic locations or within the price range we were willing to spend. We identified, evaluated and committed to participate, to the extent of a 35% interest, in a 13 well drilling program in south-central Kansas.

        At this point in time, our board did not actively consider a sale of Beta nor did it actively pursue any mergers or investments in our company. However, we were approached with inquiries about a possible acquisition or merger of the company, only one of which made a formal proposal to our board. A brief description of the proposal made to our board follows.

        In April 2003, our chairman of the board, Mr. Robert E. Davis, was contacted by a financial advisor who was representing a privately owned oil and gas company that was seeking to merge with a publicly held company, and desired to make a presentation to our board of directors. Our management reviewed summary information provided by the company and recommended to our chairman not to pursue any further discussions.

        In June 2003, our chairman requested that our management re-evaluate the merger opportunity with the company. In July 2003, we executed a confidentiality agreement with the company and a presentation was made by the company to our management concerning the potential of a possible merger. The presentation did not include a formal proposal. Our management and financial advisor evaluated the information provided and concluded that the potential merger was not viable to us due to various factors, including high leverage risk, complexity of the company's ownership structure with various limited partnerships and the location of the company's asset base. At the request of the chairman, the executive management arranged for the company to make a formal presentation to the board of directors.

        In August 2003, a presentation (similar to the July presentation) was made to our board of directors in our corporate office (information about the deal structure was circulated to our board in advance of the presentation). At the conclusion of the presentation, a proposal was made by the company to our board. Petro Capital Advisors, LLC was present at the presentation as our financial advisor and consulted with our board regarding the proposal. Based on the proposal, the merger would have resulted in a stock-for-stock exchange with the company which would have significantly diluted our existing stockholders. The current Beta stockholders would have owned only 15% of the outstanding shares under this proposal. Immediately following the presentation, our board considered the proposal and decided not to pursue the transaction further due the risks associated with an increased amount of leverage to be assumed by us if a merger was consummated, the uncertainty in the ability to re-negotiate the short-term nature of such debt, the uncertainty of the company's ability to "roll-up" a significant number of partnership entities, the location of the company's asset base, concerns about working capital and future capital sources for the company's projected capital expenditure program and loss of control by our stockholders. Subsequent to the presentation, we formally declined the offer and no further discussions were held.

        We continued our internal growth strategy and the Wilkins-lead team continued its methodical approach which did return us to profitability, improving our cash position, reducing leverage and abating the production declines.

        In the latter part of May 2003, a representative of Mitchell Energy Advisors of Dallas, Texas initiated a discussion with Mr. Davis about the prospect of engaging in a transaction with a new entity led by Mr. Floyd C. Wilson, a former principal of 3TEC Energy Corporation. Under Mr. Wilson's leadership, 3TEC experienced significant growth and was sold to Plains Exploration & Production Company in June 2003. Mitchell Energy Advisors suggested that a group led by Mr. Wilson was considering the possibility of a sizable capital investment in Beta. On June 5, 2003, Mr. Davis met with

Mr. Wilson and a representative of Mitchell Energy Advisors. At the meeting, Mr. Wilson expressed an interest in an investment in both common stock and convertible debt of Beta, of approximately $60 million. Mr. Davis agreed to discuss that idea with Mr. Wilkins and other members of our board of directors.

        Between June 5 and June 25, 2003, Mr. Davis discussed the preliminary verbal proposal put forth by Mr. Wilson with the other directors of our board. The directors expressed an interest in considering the Wilson proposal. Mr. Wilson was perceived by our board members as a credible individual with reputable institutional backers and a successful track record in the development of small public energy companies. In our board's preliminary analysis of the proposal, the directors assessed our ability to attract necessary capital as a stand alone entity as an alternative to the type of investment proposed by Mr. Wilson.

        Unrelated to the Wilson proposal, on July 9, 2003, we engaged Petro Capital Advisors, LLC as a financial advisor with respect to the possibility of implementing a stockholder rights plan and other possible defensive measures, as well as locating possible property or company candidates for acquisition by us. Petro Capital was also asked to provide advice with respect to our response to any merger or acquisition proposal. Petro Capital Advisors did assist us in our evaluation of the previously discussed merger proposal. Petro Capital Advisors also undertook to evaluate the fairness to Beta of selected transactions if requested. See "Petro Capital Fairness Opinion" below for a discussion of the reasons for our retention of Petro Capital and the terms of Petro Capital's engagement.

        At the request of Mr. Davis, Mr. Wilkins and Mr. Joe Burnett, our Chief Financial Officer, met with Mr. Wilson and Mr. Steve Herod in our office on July 29, 2003. At this meeting, Mr. Wilson introduced his company, Petrohawk Energy, LLC and gave a brief history of his background and that of his management group. Mr. Wilson expressed his interest in investing in our company if the board so desired. Following this introductory meeting, Mr. Wilson and Mr. Herod joined Mr. Davis, Mr. Wilkins and Mr. Rolf Hufnagel, a Beta director, along with Ms. Mynan Feldman, an associate with Mitchell Energy Advisors for a luncheon. The discussion was very general with Mr. Wilson stating his desire to further his review for a potential sizable investment if our board of directors agreed. Subsequent to this meeting, Mr. Wilson met individually with our remaining two directors, Mr. Robert C. Stone, Jr. and Mr. David A. Melman.

        A two-day board meeting was held on August 21 and August 22, 2003 during which our management presented a five-year strategic plan followed by a financial analysis of the business model described in the Plan by Petro Capital Advisors. Management's plan established an objective of a compound annual growth rate over the five-year period for both reserves and production of 15% to 20%, to be achieved through organic growth of the existing asset base and acquisitions of new oil and gas reserves with development drilling opportunities. Utilizing management's price forecast, the estimated capital expenditures over the five-year period was $64 million, to be funded primarily through internally generated cash flow. Under the plan, we would attempt to:

  •
  Lower our debt to equity ratio to less than 40%;

  •
  Keep our finding and development costs within an acceptable range of $.80 to $1.75 per Mcfe (as adjusted from time to time to reflect the current product pricing and reserve category mix);

  •
  Maintain a well balanced portfolio of projects (from a risk standpoint);

  •
  Maintain a reserve ratio of at least 60% natural gas to 40% crude oil; and

  •
  Achieve acceptable annual growth rates through selected acquisition and development opportunities.

        Also at this board meeting, as previously discussed, a presentation was made to our board by the private company referred to above in which they were proposing a merger with Beta. Petro Capital

Advisors also presented to the full board a financial evaluation of the merger proposal by the private company. As previously discussed, the board declined to pursue the private company's proposal. There was further board discussion as to whether we should or should not pursue a formal proposal from Petrohawk. Our outside directors of the board instructed Mr. Wilkins to contact Mr. Wilson with the intention of asking him to prepare a formal proposal for the board.

        A confidentiality agreement between Petrohawk and us, dated August 26, 2003, was executed on August 29, 2003. Mr. Wilson sent us a "Potential Transaction Outline" on September 24, 2003 followed by a second outline on September 25, 2003. Mr. Wilson made a formal presentation to our board of directors on October 2, 2003. Attendees included: Mr. Davis, Mr. Stone, Mr. Melman, Mr. Hufnagel, Mr. Wilkins, Mr. Burnett, Mrs. Cheryl Rask, Assistant Corporate Secretary; Mr. Wilson, Mr. Herod; Mr. Rosser Newton and Mr. Calvin Tam of Petro Capital Advisors; Mr. Mike Mitchell and Mr. Mike Taylor of Mitchell Energy Advisors.

        At the October 2, 2003 meeting, Mr. Wilson submitted a proposal for a $60 million investment in our company consisting of purchasing $25 million of our common stock at $1.50 per share and a $35 million 8% subordinated convertible note with a 5 year maturity convertible into our common stock at $1.75 per share. The proposal also called for Petrohawk to receive, for no additional consideration, warrants to purchase an additional 7,500,000 shares of common stock at an exercise price of $1.50 per share. This proposal would result in a change in control of our company with Petrohawk having approximately 57% of the common stock, prior to any conversion of the note.

        Our board members then discussed the proposal after the Petrohawk representatives left the meeting. The board understood that implementation of the proposal would mean that Petrohawk would assume control of the ownership and management of Beta. The board discussed the credibility of the investors in Petrohawk and whether the business strategy outlined by Mr. Wilson would work to increase value for our stockholders more quickly than the internal growth program established in late 2002 and the projected growth as per management's five-year strategic plan as presented to our board in August 2003. Our board's desire to achieve a more rapid stock value appreciation for our stockholders resulted in its determination that it was in our stockholders' best interest to pursue the accelerated growth strategy presented by Petrohawk. Our board believed that Mr. Wilson's experience and past success with growing small public companies and his favorable reputation among institutional capital providers would provide added value and liquidity to our stockholders.

        Our board authorized Mr. Newton of Petro Capital Advisors to meet with Mr. Mitchell of Mitchell Energy Advisors in an effort to negotiate improvements in the terms of the proposal as presented to the board.

        On October 7, 2003, our board met and discussed the proposal further. The board determined that the proposal merited additional due diligence and review due to Petrohawk's substantial institutional backing and perceived credibility within the energy financial markets. At this meeting, our board discussed engaging legal counsel for the transaction and the possibility of implementing a severance plan for our management and other employees. At this meeting, Mr. Wilkins expressed his belief that the management plan presented in the August board meeting was a very solid plan and that the management team already had made substantial progress in a very short period of time. He stated that Beta then had a stable cash position and did not need to recapitalize at that time. He further indicated his concern that the potential issuance of the warrants associated with the Petrohawk proposal would have a substantial dilutive effect on our stockholders. The board discussed these points thoroughly and, at the end of the meeting, unanimously approved going forward with the discussions with Petrohawk.

        Following the board meeting on October 7, 2003, we engaged Conner & Winters, P.C. of Tulsa, Oklahoma, our regular corporate counsel, and the Washington, D.C. office of Foley & Lardner, as special counsel, to represent us in connection with this proposed transaction.

        On October 9, 2003, Mr. Newton updated the board on his discussions with Mitchell Energy Advisors and Petrohawk and expressed his belief that Petrohawk's initial offer could be improved. The board then instructed Mr. Newton to make a counteroffer to Petrohawk which would increase the proposed purchase price for the securities to $1.75 per share for the common stock, a $2.00 per share conversion price under the terms of the convertible note and an exercise price of $1.75 per share on the common stock warrants.

        Mr. Newton met with Mr. Mitchell to present the counteroffer of Beta. In response, on October 10, 2003, Petrohawk submitted a draft of a "non-binding" letter of intent which called for the purchase of 15,151,515 shares of common stock at $1.65 per share totaling $25 million and a senior convertible note in the amount of $35 million which would be convertible into common stock at a price of $2.00 per share. The draft letter of intent also called for the issuance of 10,000,000 warrants exercisable into shares of common stock at a price of $1.65 per share. The draft letter of intent also included a "no-shop" provision which would restrict us from engaging in discussions or negotiations with any other companies for a sale of or material investment in Beta. The draft letter of intent also provided for a termination or break-up fee of $1,000,000 if we were to enter into an agreement with any other company for a business combination. This proposal also contemplated that a portion of the amount to be invested by Petrohawk would be in the form of oil and gas properties, undeveloped leasehold acreage, seismic data, contract rights and other assets. These properties were to be valued at a mutually agreeable amount, or, if no agreement could be reached, by a qualified independent appraiser. In no event would the value of the assets exceed Petrohawk's acquisition cost or investment in the assets, which was estimated to be approximately $5,000,000 as of September 30, 2003. This proposal also contemplated that upon closing, our board of directors would be expanded to seven persons, six of whom would be designated by Petrohawk and certain of its key investors. Mr. Wilson would become the Chairman of the Board, President and Chief Executive Officer of Beta.

        On October 14, 2003 our board met to discuss the Petrohawk proposal. Our legal counsel and financial advisor were in attendance and advised our board regarding the proposal and the board's fiduciary duties in connection with the consideration and acceptance of such a proposal. Our board rejected the proposal to include properties and other assets as part of the consideration for the securities, but otherwise agreed with the financial terms of the transaction. Our board believed that it would be beneficial to eliminate the letter of intent stage and directed our management and legal counsel to begin negotiations of a definitive agreement. At the time of this acceptance, Beta stock was trading at $1.31 per share.

        Our board met on October 19, 2003 to discuss the status and terms of the definitive agreement being negotiated. The early draft of the definitive securities purchase agreement would have allowed Petrohawk to terminate the agreement at any time prior to the filing of the preliminary proxy material with the Securities and Exchange Commission if they found any matters of concern in the course of their due diligence review of us. The board determined that this sort of provision would not be acceptable and indicated that Petrohawk should complete its due diligence review before signing the definitive agreement.

        This position was communicated to Petrohawk by our counsel. Petrohawk agreed to proceed with the due diligence review prior to signing the agreement, but required the signing of a revised "non-binding" letter of intent as a condition to moving forward. On October 20, 2003, we entered into a "non-binding" letter of intent with Petrohawk which was substantially in the form as the draft presented on October 10 except that it provided that the entire consideration for the securities would be cash. The board determined that it was in our best interest to sign the letter due to its short duration and because Petrohawk was expending significant resources and time in connection with the preparation of documents, due diligence and other activities in connection with the possible transaction and, accordingly, was unlikely to proceed without it. The letter of intent contained a binding "no-shop" clause that extended until November 10, 2003. Petrohawk was provided copies of our interim reserve reports as of September 30, 2003 and our manangement's Five Year Strategic Plan dated as of August 21, 2003 in connection with its due diligence review and only after the signing of the letter of intent.

        At a November 5, 2003 telephonic meeting of our board of directors, Petro Capital Advisors presented its analysis and rendered to our board its oral fairness opinion, subsequently confirmed in writing, that as of November 5, 2003, based on and subject to the considerations described in the opinion that, the Petrohawk transaction, taken as a whole, is fair to Beta from a financial point of view. The closing price per share of our common stock on November 4, 2003 was $1.85 which is $.20 more per share than the $1.65 per share that Petrohawk will pay for our common stock at closing and upon exercise of the warrants it will receive. The board's desire to achieve more rapid appreciation for our stockholders resulted in the board's determining that it was in Beta's and our stockholders' best interest to pursue the accelerated growth strategy presented by Petrohawk. The board also believed that Petrohawk's experience and past success effecting growth in small public companies would provide added value to our stockholders. At this meeting, the board unanimously approved the definitive agreement and authorized its execution.

        Petrohawk solicited and received agreements dated as of November 10, 2003 from Messrs. Davis and Hufnagel, Mr. Steve Antry, our founder and former chief executive officer, and other key Beta stockholders to vote in favor of the issuance of the shares to Petrohawk once a definitive securities purchase agreement was signed and the proposal was presented to our stockholders for approval. The shares owned by the stockholders signing these agreements represent approximately 28% of our outstanding common stock.

        Petrohawk indicated that it was not ready to sign the definitive agreement before the November 10, 2003 expiration of the no-shop restriction in the letter of intent because it had not completed its due diligence review. As a result, the letter of intent was amended to extend the no-shop restriction until November 17, 2003.

        On November 13, 2003, Petrohawk notified the Board that it still had some minor due diligence matters to complete. We were also advised that Mr. Wilson needed a waiver of the restrictions of a non-competition agreement that he signed when 3TEC was acquired by Plains Exploration & Production Company. In that agreement, Mr. Wilson, personally, had agreed that neither he nor any company with whom he might be associated would engage in any oil and gas operations in Louisiana south of Interstate 10 for a period of one year ending June 4, 2004. The waiver was required because we have several properties that are located within the restricted area. The waiver was expected to be received early in the following week, so the no-shop restriction in the letter of intent was again extended, this time to November 24, 2003.

        The board originally intended to wait until the signing of the definitive agreement to issue a press release regarding the transaction. It was believed that a public announcement of the transaction should not be made until both Petrohawk and Beta had agreed to the final terms of the transaction. However, with the unexpected delays in the signing of the agreement and concern that rumors of the transaction might be getting into the public domain, it was determined by both parties that a press release announcing the signing of the letter of intent should be made. On November 18, 2003, we issued a press release announcing the letter of intent and outlining the terms of the proposed transaction.

        Petrohawk and Plains Exploration & Production continued their negotiations for a waiver of the non-competition agreement of Mr. Wilson. In connection with the waiver, Petrohawk agreed to enter into an exploration agreement with Plains whereby it committed to engage in certain drilling and development operations with Plains. The terms and provisions of the exploration agreement and related agreements are discussed under"Information About Petrohawk—Agreements with Plains Exploration & Production Company."

        Before the waiver was signed by Petrohawk, our board was presented with an initial outline of the proposed terms of the waiver and the exploration agreement. Once final drafts of the documents had been prepared, they were circulated to our board members for their review and consideration. Our board expressed concern about the restrictions and commitments to which we would be subjected if the Petrohawk transaction were completed. Petrohawk made it clear that any activities contemplated by the Plains agreements which were taken after the closing would be undertaken by Beta. Our board held a telephonic board meeting on December 2, 2003 at which time the proposed Plains agreements with Petrohawk were discussed. Mr. Robert Stone, Jr. made several inquiries of other persons operating in the area covered by the agreements. He reported to our board that he had become satisfied with the terms of the agreements and with the reputation and performance of the Plains management. See "Information About Petrohawk—Agreements with Plains Exploration & Production Company" below for a summary of the partial waiver of the non-competition agreement with Mr. Wilson and the exploration agreement with Petrohawk.

        During its meetings held on October 21, October 27, and November 10, 2003, our board discussed a severance arrangement for all of our employees in connection with the consummation of the Petrohawk transaction. The board believed that such an arrangement was important to encourage key employees to remain until the closing of the transaction and the transition of control to Petrohawk, as well as to reward them for the recent progress made by us, including returning Beta to profitability in the second quarter of 2003, increasing working capital from a deficit at year end 2002 to a surplus at the end of the second quarter of 2003 and having production volumes on track to exceed the target for 2003. The board was provided with a suggested plan proposed by our management and Villareal & Associates, a consulting firm specializing in executive compensation. Terms of the proposed plan were presented to Petrohawk who, after suggesting several adjustments, consented to the plan. Under the arrangement which was approved, all outstanding stock options held by our employees will vest in full and the options will continue to be exercisable for up to five years from the date of closing even if the employment of the option holder is terminated. See "Interests of Certain Persons in the Petrohawk Transaction." A proposal to amend the stock options will be brought to a vote of the stockholders after closing and Petrohawk has agreed to vote in favor of the proposal, thereby assuring its approval. See "Terms of the Purchase Agreement—Covenants—Amendment of Stock Options."

        Our board had a meeting by teleconference on December 12, 2003 to consider final approval of the definitive agreement in light of the terms of the Plains agreements and waiver. Concern was expressed that the form of waiver granted to Mr. Wilson did not include all of our properties and prospects in the area. Mr. Wilson communicated to several of the directors individually that he felt that if waivers with respect to the omitted properties could not be obtained later, the properties could be sold for a fair price. The board also considered whether it should obtain an update of the fairness opinion rendered by Petro Capital on November 5, 2003. After considerable discussion, the board concluded that the Plains agreement and the commitments and restrictions encompassed by them did not change their decision on the advisability of doing the Petrohawk transaction. They also considered that there had been very little change in the relevant facts on which the original fairness opinion from Petro Capital had been based. Consequently, an update of the fairness opinion would not be required.

        The definitive securities purchase agreement was signed with Petrohawk on December 12, 2003. A press release announcing the signing was issued on the next business day, December 15, 2003. On January 14, 2004, Petrohawk reported that it had obtained an amendment of the non-competition agreement waiver from Plains which added to that waiver our properties in Lousiana that were originally omitted from it.

Reasons for the Petrohawk Transaction and Board Recommendation

        Our board of directors has determined that the Petrohawk transaction is fair to, and in the best interests of Beta and our stockholders. In making this determination, the board considered all of the risk factors described below under the sub-caption "Certain Risks Associated with the Proposed Petrohawk Transaction" and the following additional important factors:

  •
  The significant amount of new capital to be contributed by Petrohawk should allow us to accelerate our growth strategy;

  •
  The principal owners and managers of Petrohawk are experienced and have a successful track record in aggressively growing the stockholder value of energy companies;

  •
  The board's determination that an accelerated growth strategy should be pursued as soon as practicable;

  •
  The terms of the Petrohawk transaction, and the board's determination that the purchase prices for the securities were reasonable and fair to Beta;

  •
  The investment objectives of Petrohawk; and

  •
  The opinion of Petro Capital that the Petrohawk transaction, taken as a whole, is fair, from a financial point of view, to Beta.

        The board did not assign relative weight to these factors or consider that any factor was of overriding importance. The board evaluated the Petrohawk transaction based upon the totality of the factors and all of the information available to it for consideration. Based upon its evaluation, the board determined that the Petrohawk transaction would be the most suitable and obtainable means to pursue our accelerated growth strategy, and that the transaction was fair to us and in the best interests of our stockholders.

        Our board of directors believes that the Petrohawk transaction is in the best interests of us and our stockholders and recommends that the stockholders vote "For" Proposal No. 1 to approve the issuance of shares of our common stock in the Petrohawk transaction.

        Upon approval and consummation of the Petrohawk transaction, the options covering 600,000 shares held by Mr. Wilkins, one of our directors who is also an employee, and the options covering 255,000 shares held by Mr. Burnett, our chief financial officer, will vest fully and will be extended for a period of up to five years following the closing. In addition, Mr. Wilkins will be entitled to receive a severance payment of $160,000, and Mr. Burnett will be entitled to receive a severance payment of $125,000, upon termination of their employment. The board was aware of these interests and considered them along with the other matters described herein in approving the Petrohawk transaction and determining to recommend it to our stockholders for approval. Mr. Stone, Jr., one of our directors, who will be serving on our board after the closing is expected to receive a grant of 15,000 shares of our common stock as consideration for his board service. This decision regarding our board members was not made and announced by Petrohawk until March of 2004, long after our board approved the purchase agreement. See "Proposal No. 1: The Petrohawk Transaction—Interests of Certain Persons in the Petrohawk Transaction."

Recent Developments

        On February 12, 2004 we issued a press release announcing that our total proved reserve volumes at December 31, 2003 were 22.4 Bcf of natural gas and 1.3 MMBbl of oil, or 30.2 Bcfe of natural gas as compared to December 31, 2002 proved reserve volumes of 14.7 Bcf of natural gas and 0.6 MMBbl of oil, or 18.3 Bcfe of natural gas. Total proved reserves increased 11.9 Bcfe, or approximately 65%. Production volumes for the year ended December 31, 2003 were approximately 1.9 Bcf of natural gas and 127 MBbl of oil, or 2.7 Bcfe of natural gas. Average production in 2003 was approximately 7.4 MMcfe per day as compared to 8.2 MMcfe per day in 2002, a 9.7% decrease.

        At December 31, 2003, the present value of our proved reserves, before income taxes, using a discount rate of 10%, was $58.5 million, which was based on 2003 year-end prices of $29.25 per barrel (West Texas Intermediate posted price) and $5.97 per Mmbtu (Henry Hub spot market price). This compares to a present discounted value of $35.9 million at December 31, 2002 using 2002 year-end prices of $31.23 per barrel (NYMEX) and $4.75 per Mmbtu (Henry Hub spot market price). At year end 2003, approximately 87% of our natural gas reserves and approximately 75% of our oil reserves were classified as "proved developed". Our total proved reserve mix at year-end 2003 was 74% natural gas and 26% oil. All year end 2003 reserve estimates were prepared by Netherland, Sewell & Associates, Inc., a third party independent engineering firm.

        We engaged Netherland, Sewell & Associates, Inc. to be our independent engineering firm in June 2003, before meaningful negotiations between us and Petrohawk began. Our decision to change independent engineering firms was driven by our efforts to improve the communication and working relationship between us and our consulting engineers and ultimately obtain the best technical evaluation of our assets. Our President and CEO, David Wilkins, used both Ryder Scott Company and Netherland, Sewell & Associates, Inc. at previous companies and believes that both firms are competent and reputable. However, we and our board concluded that Netherland, Sewell and Associates, Inc. is better suited for a company of our size with its existing property base, particularly those assets which are located in the Mid-Continent region. There were no inducements, commitments, promises, representations or undertakings made by or solicited from Netherland, Sewell & Associates, Inc. with respect to us or any of our properties. While different engineering firms will often vary somewhat in their respective estimates of the reserves attributable to particular properties, we do not believe that our change in independent engineering firms had a material impact on the increase in our estimated proved oil and gas reserves as of December 31, 2003 when compared with the estimate we reported at the end of 2002.

        The purchase agreement is binding on both parties and there are no provisions in this agreement for either party to re-negotiate the terms and conditions of the purchase agreement based on the results of the year-end reserve report.

        At December 31, 2003, approximately 25.4 Bcfe of natural gas, or 84%, of our total proved reserves, were classified as "proved developed" and approximately 4.7 Bcfe, or 16%, of our total proved reserves were classified as "proved undeveloped" reserves. As of year-end 2003, the "proved undeveloped" reserves represented approximately 25% of the total proved oil reserves and approximately 12% of the total proved natural gas reserves. Approximately 30% of the increase in our total proved reserves from year-end 2002 to year-end 2003 was classified as "proved undeveloped" reserves. These additions were mostly the result of our workover and drilling programs supported by detailed technical studies in our key areas located in Central Oklahoma (WEHLU), South Central Kansas and South Louisiana. We expect to make approximately $3.6 million in capital expenditures to develop approximately 3.7 Bcfe, or 78%, of our "proved undeveloped" reserves in 2004. We expect to make approximately $1.3 million in capital expenditures to develop the balance of approximately 1.0 Bcfe, or 22%, of our "proved undeveloped" reserves in 2005.

Petro Capital Advisors, LLC Fairness Opinion

        On July 9, 2003, we engaged Petro Capital Advisors, LLC to assist us generally with respect to locating possible property or company candidates for acquisition by us, other possible mergers and acquisitions, takeover defense and proxy contests, and the rendering, if subsequently requested by us, of its opinion with respect to the fairness, from a financial point of view, of one or more specific transactions. Pursuant to the terms of our engagement letter, Petro Capital has worked with us to analyze various possible merger and acquisition transactions (including the proposal made by a private company in August of 2003 as discussed in the section above captioned "Background of the Petrohawk Transaction"), the implementation of a possible shareholder rights plan or other possible takeover defensive measures, together with the fairness of the Petrohawk transaction. See "Background of the Petrohawk Transaction." Other than this engagement, neither Beta nor its affiliates has had any material relationship with Petro Capital over the past two years resulting in the payment of any compensation to Petro Capital.

        The board retained Petro Capital based upon Petro Capital's reputation, experience and expertise with respect to mergers and acquisitions, takeover defense and proxy contests, and the valuation of businesses and securities, particularly within the energy industry. Petro Capital is a merchant banking firm that is engaged in providing financial advisory services and rendering fairness opinions in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations, recapitalizations, financial restructurings and private placements of debt and equity securities. In addition, Petro Capital, through its affiliates, sponsors principal investments in energy companies.

        At the November 5, 2003 telephonic meeting of the board of directors, Petro Capital presented its analysis (as described below) and rendered to the board of directors its oral opinion (subsequently confirmed in writing on November 5, 2003) that as of November 5, 2003, based on and subject to the considerations described in the opinion, the Petrohawk transaction taken as a whole is fair to Beta from a financial point of view. For purposes of this summary, we use the term "opinion" to refer to the fairness opinion issued by Petro Capital on November 5, 2003.

        The purchase agreement was signed on December 12, 2003. On February 12, 2004 we issued a press release announcing our estimated proved oil and gas reserves at the end of 2003 based on the third party engineering report issued by Netherland Sewell & Associates, Inc., which is described under "Recent Developments" above. Prior to signing the agreement in December and again after the issuance of the year-end reserve report for 2003, our board did consider whether it should obtain an updated fairness opinion. In the board's deliberations on this issue, the board discussed the issue with its financial advisor and considered all developments with respect to Beta since the issuance of the fairness opinion and whether any of those changes had, in the board's opinion, resulted in a fundamental or material change in the value of Beta or our securities. After careful consideration of all of these matters, the board decided that it would continue to recommend to the Beta stockholders that the Petrohawk transaction is in their best interests and should be approved. The board determined that it did not need an updated fairness opinion to reach this conclusion. Consequently, Petro Capital was not requested to provide an updated fairness opinion and none was delivered. Although there is no provision in the purchase agreement which would allow us to terminate the agreement with no liability if we were unable to obtain an update to the fairness opinion, the obligation of our board under that agreement to recommend the transaction to our stockholders is subject to its fiduciary duties. If the board determined that the Petrohawk transaction was no longer in the best interests of Beta and its stockholders, the board would not recommend to the Beta stockholders that the transaction be approved.

        The summary of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion attached as Appendix G to this proxy statement. Petro Capital provided its opinion for the information and assistance of the board of directors in connection with its consideration of the Petrohawk transaction. Petro Capital's opinion is not a recommendation or investment advice as to how any stockholder should vote at the special meeting. Stockholders are encouraged to read the opinion carefully in its entirety. No limitations were imposed by the board of directors upon Petro Capital with respect to the investigations made or procedures followed by it in rendering the opinion. The opinion speaks only as of its date. Events that could affect the fairness of the Petrohawk transaction to Beta from a financial point of view include, among others, changes in industry performance or market conditions and changes to our business, financial condition and results of operations.

        In connection with rendering the opinion, Petro Capital, among other things:

  1.
  reviewed Beta's annual reports on Form 10-K for the fiscal years ended 2000, 2001 and 2002, including Beta's audited financial statements for the three fiscal years ended December 31, 2002; reviewed Beta's quarterly reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003, including Beta's unaudited financial statements for such periods; and reviewed Beta's draft interim unaudited financial statements for the three months ended September 30, 2003, as provided to Petro Capital by Beta's management;

  2.
  reviewed certain financial projections of Beta prepared by Beta's management and furnished to Petro Capital by us, including, but not limited to, projections of reserves, production, realized pricing and capital spending;

  3.
  visited Beta's principal business office;

  4.
  reviewed the letter of intent between Petrohawk and Beta dated as of October 20, 2003;

  5.
  held discussions with certain members of the senior management of Beta and with certain members of Beta's board of directors to discuss the Petrohawk transaction and Beta's operations, financial condition and performance, and prospects for future growth;

  6.
  reviewed an independent reserve report relating to Beta's oil and gas reserves prepared by Ryder Scott Company, dated December 31, 2002 , which we call the "Ryder Scott report";

  7.
  reviewed a reserve roll forward relating to our oil and gas reserves prepared by Beta, dated September 30, 2003, which we call the "Beta reserve report";

  8.
  reviewed Beta's Five Year Strategic Plan dated as of August 21, 2003 prepared by Beta's management;

  9.
  reviewed the historical market prices and trading volume for our common stock;

  10.
  reviewed certain other publicly available financial data for certain companies that Petro Capital deemed comparable to Beta, and reviewed terms of other investments, including, but not limited to, prices, financial terms and premiums paid, that it considered similar to the financial components of the Petrohawk transaction;

  11.
  reviewed copies of the following agreements and documents that were delivered to Petro Capital prior to the meeting of Beta's board of directors to approve the Petrohawk transaction, which documents it assumed with our permission to be accurate:

  •
  The Securities Purchase Agreement;

  •
  The Convertible Promissory Note;

  •
  The Warrant Certificate;

  •
  The Registration Rights Agreement;

  •
  The Stockholders Agreement; and

  •
  Certain additional transaction documents; and

  12.
  conducted such other studies, analyses and inquiries and considered such other information and financial, economic and market criteria as it deemed appropriate in arriving at the opinion.

        In rendering the opinion, Petro Capital assumed, with our consent, and relied upon, without independent verification, the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with Petro Capital. With respect to the Beta reserve report and the financial and production forecasts and projections provided to Petro Capital by us or otherwise reviewed by or discussed with Petro Capital, Petro Capital relied upon representations of our management that such report, forecasts and projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of Beta and our management as to our future financial results and condition, and that there had been no material change in our assets, financial condition, business or prospects since the date of the most recent financial statements made available to Petro Capital. With respect to the Ryder Scott report, Petro Capital was advised, and assumed, that the Ryder Scott report was reasonably prepared on bases reflecting the best currently available estimates and judgments of Ryder Scott as to the oil and gas reserves of Beta. Petro Capital assumed that the Petrohawk transaction would be consummated in accordance with the terms and conditions contained in the transaction documents reviewed by it without waiver, amendment or modification of any material term or condition thereof. Petro Capital further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Petrohawk transaction would be obtained without any adverse effect on Beta or on the contemplated benefits of the Petrohawk transaction.

        Petro Capital did not independently verify the accuracy and completeness of the information supplied to it with respect to us and our reserves and production, including, without limitation, the Beta reserve report and the Ryder Scott report, and does not assume any responsibility with respect thereto. Petro Capital did not make any physical inspection or independent appraisal of our assets or liabilities, nor was it furnished with any such appraisals, other than the Ryder Scott report. Additionally, the opinion is necessarily based on business, economic, market and other conditions as they existed and could be evaluated by Petro Capital at the date of the opinion. Although developments following the date of the opinion may affect the opinion, Petro Capital has assumed no obligation to update, revise or reaffirm the opinion. It should be understood that subsequent developments might affect the conclusion expressed by Petro Capital in the opinion.

        The foregoing is a summary of the assumptions made, matters considered and limitations on the review undertaken by Petro Capital in connection with rendering the opinion.

        In arriving at the conclusions expressed in the opinion, Petro Capital did, among other things, the following:

  •
  Comparable Company Trading Analysis

  •
  Comparable Acquisition Analysis

  •
  Discounted Cash Flow Analysis

  •
  Break-Up Asset Valuation

  •
  Premiums Paid Analysis

  •
  Comparable Financings (Private Investment in Public Equities (PIPE) Study)

  Financial Analyses Summary

        In accordance with customary investment banking practice, Petro Capital employed generally accepted valuation methods in reaching its opinion. The following represents a brief summary of the material financial analyses performed by Petro Capital in connection with providing its opinion to our board of directors. The financial analyses that Petro Capital performed, and that are summarized below, were those that in the exercise of Petro Capital's professional judgment were most relevant to determining the fairness of the Petrohawk transaction, taken as a whole, to Beta from a financial point of view. The opinion is based upon Petro Capital's consideration of the collective results of all such analyses. While Petro Capital did not assign specific weights to any of the analyses performed by it, Petro Capital believes that each of the analyses performed by it supported its opinion as to the fairness of the Petrohawk transaction, taken as a whole, to Beta from a financial point of view.

        Set forth below are descriptions of the six analyses performed by Petro Capital, including the results of such analyses.

        Comparable Company Trading Analysis.    Petro Capital compared the valuations of public exploration and production companies that it believed were comparable to Beta with the levels of earnings before interest, taxes, depreciation and amortization ("EBITDA") of those companies for the last twelve months ("LTM") and the estimated levels of EBITDA for the fiscal years ending 2003 and 2004 and latest proved reserves.

        For purposes of this analysis, Petro Capital determined in its professional judgment that the following companies in the exploration and production sector were most comparable to Beta:

    •
    Callon Petroleum Company

    •
    Equity Oil Company

    •
    Edge Petroleum Corporation

    •
    Energy Partners, Ltd.

    •
    Goodrich Petroleum Corporation

    •
    Mission Resources Corporation

    •
    PrimeEnergy Corporation

        In conducting its comparable company trading analysis, Petro Capital reviewed applicable valuations of each of the seven comparable companies listed above based on LTM EBITDA, estimated levels of EBITDA for the fiscal years ending 2003 and 2004 and latest proved reserves, and determined the following implied ranges of multiples for such valuations. For four of the comparable companies listed above (Equity Oil, Goodrich Petroleum, Mission Resources and PrimeEnergy), estimated levels of EBITDA were not publicly available and therefore were not included by Petro Capital as a part of this analysis.

Indication	High	Low	Median
EBITDA
LTM	13.3x	3.8x	6.2x
2003E	6.4x	3.5x	5.3x
2004E	4.5x	2.6x	3.6x
Proved Reserves	$1.77/Mcfe	$0.78/Mcfe	$1.55/Mcfe

        Based upon its analysis of the comparable company valuations indications, Petro Capital selected the following ranges of multiples:

Indication	Selected Ranges of Multiples
EBITDA
LTM	5.5x - 8.0x
2003E	4.5x - 6.0x
2004E	2.5x - 4.0x
Proved Reserves	$1.25/Mcfe - $1.75/Mcfe

        Petro Capital then calculated a range of enterprise values for Beta based on the ranges of multiples selected from analyzing the comparable valuations. In order to calculate the range of equity value per share from the range of enterprise values, Petro Capital made the following adjustments:

  •
  added Beta's existing cash balance of approximately $1.9 million at September 30, 2003;

  •
  deducted Beta's existing debt of approximately $13.4 million at September 30, 2003;

  •
  deducted the liquidation value of Beta's existing preferred stock of approximately $5.7 million at September 30, 2003; and

  •
  divided by approximately 12.6 million shares outstanding.

        After consideration of these adjustments, Petro Capital derived equity values for Beta, without giving effect to any of the transactions contemplated in this proxy statement, of $1.00 to $1.90 per share.

        Comparable Acquisition Analysis.    Petro Capital also reviewed the following transactions proposed or completed from January 1, 2002 until November 4, 2003:

Target Company	Acquiring Company
Contour Energy Company	Samson Investment Co.
CanScot Resources Ltd.	APF Energy Trust
Private Investors	Hilcorp Energy
Oxley Petroleum Company	Chesapeake Energy Corp.
GREKA Energy Corp.	Private Investors
National Energy Group, Inc.	American Real Estate Partners
Matador Petroleum Corp.	Tom Brown, Inc.
Carbon Energy Corporation	Evergreen Resources, Inc.
EXCO Resources Inc.	Ares Management/Cerberus Capital
Ocean Energy, Inc.	Devon Energy Corp.
Le Norman Partners, LLC	Patina Oil & Gas Corporation
3TEC Energy Corp.	Plains Exploration & Production Co.
Elysium Energy, LLC	Patina Oil & Gas Corporation
Bravo Natural Resources	Patina Oil & Gas Corporation
Le Norman Energy	Patina Oil & Gas Corporation
Mallon Resources Corp.	Black Hills Corp.
Howell Corp.	Anadarko Petroleum Corp.
Athanor Resources, Inc.	Nuevo Energy Company
Pure Resources Inc.	Unocal Corp.
Ricks Exploration, Inc.	Concho Oil & Gas
EnCana Corp.	Chesapeake Energy Corp.
Summit Resources Ltd.	Paramount Resources Ltd.
Maynard Oil Company	Plantation Petroleum Holdings LLC
Canaan Energy Corp.	Chesapeake Energy Corp.
Alberta Energy Co. Ltd.	EnCana Corp.

        Petro Capital compared the prices paid or proposed to be paid in these transactions with the LTM EBITDA and proved reserves of the target companies and determined the following implied ranges of multiples of each of the listed measures. For purposes of its analysis and the multiples presented below, Petro Capital reviewed LTM EBITDA for 13 of the companies listed above (such information was not publicly available for the other 12 companies) and proved reserves data for all of the foregoing companies other than Ricks Exploration, Inc., for which such information was not publicly available.

Indication	High	Low	Median
LTM EBITDA	18.0x	2.9x	8.7x
Proved Reserves	$1.45/Mcfe	$0.52/Mcfe	$1.05/Mcfe

        Based on its analysis of the comparable transaction indications, Petro Capital selected the following ranges of multiples:

Indication	Selected Range of Multiples
LTM EBITDA	7.0x - 9.0x
Proved Reserves	$1.00/Mcfe - $1.45/Mcfe

        Petro Capital then calculated a range of enterprise values for Beta based on the ranges of multiples selected from analyzing the comparable transactions. In order to calculate the range of equity value per share from the range of enterprise values, Petro Capital made the following adjustments:

  •
  added Beta's existing cash balance of approximately $1.9 million at September 30, 2003;

  •
  deducted Beta's existing debt of approximately $13.4 million at September 30, 2003;

  •
  deducted the liquidation value of Beta's existing preferred stock of approximately $5.7 million at September 30, 2003; and

  •
  divided by approximately 12.6 million shares outstanding.

        After consideration of these adjustments, Petro Capital derived equity values for Beta, without giving effect to any of the transactions contemplated in this proxy statement, of $1.00 to $1.95 per share.

        Discounted Cash Flow Analysis.    Petro Capital used certain financial projections prepared by Beta's management with respect to the years 2003 through 2008 to determine a range of enterprise values from operations for Beta. Using these projections, Petro Capital determined the enterprise value of Beta by first deriving free cash flow for Beta during the projection period. Beta's net cash flow consisted of free cash flow generated from Beta's business operations less the outlays needed to support Beta's business operations. The net cash flow was discounted to the present using a discount rate that gave consideration to the inherent riskiness of the net cash flows and prevailing market interest rates. Petro Capital used a discount rate range of between 11.9% and 15.9% in connection with the analysis.

        To determine the portion of the enterprise value from operations attributable to periods beyond 2008, Petro Capital determined a terminal value of Beta using two approaches: (i) by applying a multiple range of 4.0x to 6.5x to Beta's projected EBITDA for fiscal year 2008 and (ii) by applying an annual growth rate range of 2.0% to 4.0% to Beta's cash flow starting in 2008. Petro Capital then discounted this terminal value to the present at a discount rate range between 11.9% and 15.9%.

        Petro Capital selected a discount rate range of between 11.9% and 15.9% based on Beta's weighted average cost of capital ("WACC"). Petro Capital calculated an estimated WACC of 13.9% based on Beta's peers, Beta's current capital structure and current risk free rates of return. The following companies were included in Beta's peer group: Callon Petroleum Company, Equity Oil Company, Edge Petroleum Corporation, Energy Partners Ltd., Goodrich Petroleum Corporation, Mission Resources Corporation and PrimeEnergy Corporation.

        In order to calculate the range of equity value per share from the range of enterprise values, Petro Capital made the following adjustments:

  •
  added Beta's existing cash balance of approximately $1.9 million at September 30, 2003;

  •
  deducted Beta's existing debt of approximately $13.4 million at September 30, 2003;

  •
  deducted the liquidation value of Beta's existing preferred stock of approximately $5.7 million at September 30, 2003; and

  •
  divided by approximately 12.6 million shares outstanding.

        Based on the discounted cash flow methodology described above, Petro Capital derived equity values for Beta, without giving effect to any of the transactions contemplated in this proxy statement, of $1.30 to $2.50 per share.

        Break-Up Asset Valuation.    Petro Capital analyzed the value of Beta's assets based on book value and market value. The implied enterprise value of Beta includes the value of the proved reserves, the undeveloped acreage, the pipeline and Beta's working capital. Assuming the break-up of Beta's assets as of September 30, 2003, Petro Capital determined a range of enterprise values for Beta based on these assumptions.

        In order to calculate the range of equity value per share from the range of enterprise values, Petro Capital made the following adjustments:

  •
  added Beta's existing cash balance of approximately $1.9 million at September 30, 2003;

  •
  deducted Beta's existing debt of approximately $13.4 million at September 30, 2003;

  •
  deducted the liquidation value of Beta's existing preferred stock of approximately $5.7 million at September 30, 2003; and

  •
  divided by approximately 12.6 million shares outstanding.

        Based on the break-up asset methodology described above, and after the consideration of the adjustments discussed above, Petro Capital derived equity values for Beta, without giving effect to any of the transactions contemplated in this proxy statement, of $1.00 to $1.75 per share.

        Premiums Paid Analysis.    Petro Capital analyzed the premiums paid for all companies, and specifically for oil and gas companies in which more than 50% of the post-transaction equity of the target was acquired. The data reviewed for all companies only included those companies with a market capitalization, pre-transaction of less than $100 million. Both analyses reviewed transactions that occurred in the last twelve months and the last three years. Petro Capital analyzed the premiums paid for these companies based on their value one day, one week and four weeks prior to the investment trading prices.

        Based upon its analysis of the premiums paid valuations indications, Petro Capital determined the following ranges of premiums for the indicated time periods:

Indication	High	Low	Average
Oil and Gas Companies (LTM)
1 Day	96.7%	(10.3%)	29.3%
1 Week	82.1%	(12.1%)	27.3%
4 Weeks	77.5%	(13.3%)	26.6%
All Companies (LTM)
1 Day	NM	NM	35.5%
1 Week	NM	NM	38.8%
4 Weeks	NM	NM	47.4%
Oil and Gas Companies (Last 3 Years)
1 Day	96.7%	(26.7%)	18.3%
1 Week	85.2%	(17.8%)	23.4%
4 Weeks	83.1%	(13.3%)	25.7%
All Companies (Last 3 Years)
1 Day	NM	NM	26.6%
1 Week	NM	NM	29.9%
4 Weeks	NM	NM	33.6%
Relevant Range
1 Day		15% - 25%
1 Week		20% - 30%
4 Weeks		25% - 35%

        Petro Capital analyzed the premiums paid for both oil and gas companies and all companies over the last twelve months and the last three years based upon data provided by Securities Data Corporation. The highest premium paid for all companies over the last twelve months and the last three years was approximately 1650% one day, one week and four weeks prior to the investment. The lowest premium paid for all companies over the last twelve months and the last three years was approximately -98.5% to -99.9% one day, one week and four weeks prior to the investment. Petro Capital believed that these data points were not meaningful, or "NM," with respect to the Petrohawk transaction and therefore were not considered by Petro Capital in determining the "relevant range" of premiums.

        Petro Capital applied the relevant range of premiums paid to Beta's trading price for each of the indicated time periods as if the investment occurred on the date of the opinion. Based on the ranges of premiums set forth above, Petro Capital derived equity values for Beta, without giving effect to any of the transactions contemplated in this proxy statement, of $1.55 to $2.10 per share.

        Private Investment in Public Equities (PIPE) Study.    In addition to the valuations described above, Petro Capital analyzed 50 PIPE transactions closed from September 8, 2003 until October 17, 2003. Of these transactions:

  •
  43 involved issuances of common stock; and

  •
  7 involved issuances of convertible debt.

        Petro Capital also analyzed 38 PIPE transactions by only exploration and production companies closed from March 8, 2001 until October 17, 2003. Of these transactions:

  •
  32 involved issuances of common stock; and

  •
  6 involved issuances of convertible debt.

        Empirical data observed in this analysis of all PIPE transactions indicate that 55% of the companies that issued common stock or convertible debt in PIPE transactions issued warrants in connection with the common stock or convertible debt. (Petro Capital was unable to obtain this comparable information in three of the 50 PIPE transactions that it reviewed.) The ratios of the prices at which the common stock transactions analyzed in all companies were consummated compared to the pre-transaction market value of the underlying securities indicated a range of price to market value from a 66.8% discount to a 4.7% premium. (Petro Capital was unable to obtain this comparable information in six of the 50 PIPE transactions that it reviewed.) The ratios of the prices at which the common stock transactions analyzed in exploration and production companies were consummated compared to the pre-transaction market value of the underlying securities indicated a range of price to market value from a 64.3% discount to a 2.0% discount (Petro Capital was unable to obtain this comparable information in 25 of the 50 PIPE transactions that it reviewed.) The $1.65 per share price in the Petrohawk transaction (ignoring, for this purpose, any value attributable to the warrants) represents an approximately 8.6% premium to the average closing price of Beta's common stock for the last 30 trading days ending on November 4, 2003. The $2.00 conversion price of the convertible notes in the Petrohawk transaction represents an approximately 31.6% premium to the average closing price of Beta's common stock for the last 30 trading days ending on November 4, 2003.

        The empirical data observed in the PIPE transactions study indicate that the terms of the sale of the common stock, warrants and convertible note, including the purchase price discount or premium to market price and warrant coverage, were within the ranges observed for other recent comparable financings.

  Conclusion

        Based on the analyses described above, Petro Capital determined that, as of the date of the opinion, the Petrohawk transaction, taken as a whole, is fair to Beta from a financial point of view.

        Petro Capital was not asked to opine and did not express any opinion as to: (i) the tax or legal consequences of the Petrohawk transaction or the transaction documents; (ii) the realizable value of Beta's common stock or the prices at which our common stock may trade; or (iii) the fairness of any specific term of the Petrohawk transaction or any other aspect of the Petrohawk transaction not expressly addressed in the opinion.

        The opinion does not address the underlying business decision of Beta to effect the Petrohawk transaction or to enter into the transaction documents; nor does it constitute a recommendation or investment advice to any stockholder as to whether the stockholder should vote in favor of the portions of the Petrohawk transaction that are subject to stockholder approval.

        Petro Capital was not requested to, and it did not, solicit third party indications of interest in acquiring all or any part of Beta. Other than assisting us with negotiating the purchase price of the Petrohawk transaction with Petrohawk's financial advisor, Petro Capital did not assist us in negotiating any terms of the Petrohawk transaction or the transaction documents and did not advise us with respect to any alternatives to the Petrohawk transaction.

        The summary set forth above describes the material points of the financial analyses performed by Petro Capital in arriving at the opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and application of those methods to the particular circumstances and is, therefore, not readily susceptible to summary description. In arriving at the opinion, Petro Capital did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Petro Capital believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of its analyses or portions of this summary, without considering all analyses and factors, or all portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses performed in connection with rendering the opinion. In its analyses, Petro Capital made numerous assumptions, many of which involve facts or actions which are beyond our control, with respect to Beta, the Petrohawk transaction, the consummation of the Petrohawk transaction in accordance with the transaction documents, industry performance, general business, economic, market and financial conditions and other matters, and the accuracy and completeness of the information provided to it by Beta's management (including without limitation, Beta's financial forecasts and projections). The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of our business or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

        Under our engagement letter with Petro Capital, we have agreed to pay Petro Capital fees totaling $600,000 in connection with the Petrohawk transaction, including a fee of $100,000 for the fairness opinion. The balance of this fee is contingent on the consummation of the Petrohawk transaction. In addition, we have paid Petro Capital a monthly retainer of $6,250 (which is expected to continue through the closing) and a fee of $35,000 to work with us to analyze a possible shareholder rights plan. We have also agreed, among other things, to reimburse Petro Capital for certain of its reasonable out-of-pocket expenses incurred in connection with the services provided by Petro Capital, and to indemnify and hold harmless Petro Capital and other related parties from and against various liabilities and expenses, which may include liabilities under the federal securities laws, in connection with its engagement.

Interests of Certain Persons in the Petrohawk Transaction

        In considering the recommendation of the board with respect to the Petrohawk transaction, stockholders should be aware that David A. Wilkins, our president, chief executive officer and a director, Robert C. Stone, Jr., a director, and Joseph L. Burnett, our chief financial officer, have interests in the Petrohawk transaction that are in addition to the interests of stockholders in general. The board was aware of these interests of Mr. Wilkins and Mr. Burnett and considered them along with the other matters described herein in approving the Petrohawk transaction and determining to recommend the Petrohawk transaction to the stockholders for approval. The interest of Mr. Stone did not arise until long after the Board approved the purchase agreement and decided to recommend the Petrohawk transaction to the Beta stockholders.

        Our board of directors approved a severance arrangement for all of our employees in connection with the consummation of the Petrohawk transaction. Under this arrangement, all outstanding employee stock options will vest in full and the options will continue to be exercisable for a period of five years from the date of closing or until they would have otherwise expired absent termination of employment, whichever is shorter, even if the employment of the option holder is terminated. Under the current option provisions, only a portion of the options are currently exercisable (the remaining options vest over time) and would terminate at the end of 90 days following termination of the employment of the option holder. In addition, under certain conditions each employee will receive a severance payment equal to a stated multiple of his or her monthly salary. Messrs. Wilkins and Burnett hold options or warrants covering 600,000 shares and 255,000, shares respectively, and will be eligible to receive severance payments of $160,000 and $125,000 respectively, which equal one year's salary, upon termination of their employment.

        In March of 2004, Petrohawk announced to us its intention to propose that each of the non-employee directors of Beta serving after the closing receive grants of 15,000 shares of our common stock as consideration for their service on the board. Mr. Stone is the only current board member who will continue on the board after the closing of the transaction and, thus, is expected to receive 15,000 shares of our common stock, assuming that the transaction is closed and the newly constituted board approves these grants.

Information About Petrohawk

        Petrohawk Energy, LLC, a Delaware limited liability company was formed in 2003. Petrohawk is a privately held company and is engaged in the acquisition, development, production and exploration of oil and natural gas. As a result of the Petrohawk transaction, Petrohawk will own approximately 55% of the Company but our stockholders will acquire no interest in Petrohawk or its other assets or operations except to the extent they are subsequently sold to us. Even though we will continue to be publicly held, we will be, in effect, the majority-owned operating subsidiary for Petrohawk's oil and gas exploration, development and production operations. A vote or consent of the members of Petrohawk in connection with the transactions contemplated under this proxy statement is not required pursuant to Petrohawk's Limited Liability Company Agreement or pursuant to the Delaware Limited Liability Company Act. In accordance with Petrohawk's limited liability company agreement, the transactions contemplated under this proxy statement have been approved by unanimous written consent of the Petrohawk board of directors. Factual information about Petrohawk in this section has been provided by Petrohawk.

        Properties and Operations.    Since its formation, Petrohawk has acquired undeveloped acreage, seismic data, producing properties with associated production facilities and participated in the drilling of wells. Petrohawk presently owns one producing well (State Lease 8191 #4) with associated production facilities located offshore Louisiana in the Breton Sound 11 field with current net production of approximately 0.1 Mmcfe per day. The State Lease 8191 #4 well produces from the

7,500' sand. Since completion in 1998, the well has produced approximately 1.1 Bcf and 5 MBO. Petrohawk acquired this property in the fourth quarter of 2003 and is the operator with 51.53% working interest.

        In addition, Petrohawk owns one shut-in well (State Lease 16273 #1) in the Breton Sound 23 field, offshore Louisiana, which is in the process of being hooked up for production. The State Lease 16273 #1 well was drilled and completed in the 3,500' sand by another operator in 2001 but was not placed on production due to lack of an economically feasible gas market. Petrohawk acquired the property in the fourth quarter of 2003 and is in the process of laying a flowline to connect the well for sales at the Breton Sound 11 production facility. The well was placed on production in April 2004.

        Additionally, Petrohawk owns one undeveloped lease and associated seismic data in the Main Pass/Breton Sound area, offshore Louisiana. The undeveloped lease is State Lease #18003 in Main Pass Block 5. It was acquired in January 2004 for approximately $82,000, net to Petrohawk's 25% working interest. The lease covers 781 acres and has a five year term with yearly delay rentals of $183 per acre.

        Finally, in its ongoing business activities, Petrohawk is continuously reviewing other opportunities to acquire, develop and operate attractive properties, and upon any consummation of an interest that would be appropriate to the business of Beta, Petrohawk intends to offer the opportunity to Beta, following appropriate procedures, including those outlined in the following paragraph.

        Proposed Sale of Petrohawk's Properties to Beta.    Petrohawk has stated that after closing, it intends to offer to us for sale all of its oil and gas properties and that it intends to offer to us any other opportunities it has developed prior to closing. The post-closing board of directors of Beta will form a committee of disinterested directors with no financial interest in Petrohawk to evaluate and consider approval of these proposals. It is expected that Robert C. Stone, Jr. will be the sole member of this committee. It is expected that the disinterested director committee will engage a third party oil and gas property appraiser to prepare a fair market value report of the Petrohawk properties. It is also anticipated that if the disinterested director committee, after reviewing the fair market value report and other information related to the transaction, concludes that the purchase price offered by Petrohawk for its properties is fair to Beta, then the transaction will close. If the disinterested director committee concludes that the transaction is not fair to Beta, then it is anticipated that the disinterested director committee will attempt to renegotiate the purchase price or the transaction will not close and Petrohawk will continue to own the properties.

        Agreements with Plains Exploration & Production Company.    In connection with the acquisition of 3TEC Energy Corporation by Plains Exploration & Production Company, Mr. Wilson entered into a noncompetition agreement with Plains in which he agreed not to compete with Plains in certain areas of south Louisiana until June 4, 2004. Mr. Wilson has also agreed not to become a director or an employee of any company that competes with Plains in that same area for that same period. We have properties in the areas covered by the noncompetition agreement. Plains and Mr. Wilson entered into a partial waiver of noncompetition agreement dated December 11, 2003 in which Plains waived its rights to enforce the terms of the noncompetition agreement with respect to activities covered by the Exploration Agreement described below and also waived its rights to enforce the terms of the noncompetition agreement with respect to 12 specific wells, 10 of which are owned by us and two of which are owned by Petrohawk. Additionally, on January 14, 2004, Plains and Mr. Wilson entered into an amendment to and ratification of partial waiver of noncompetition agreement whereby Plains waived its rights to enforce the terms of the noncompetition agreement with respect to three additional wells which are owned by us.

        In connection with obtaining the partial waiver of the noncompetition agreement, Petrohawk entered into an exploration agreement with Plains. Under this agreement, Petrohawk and Plains have mutually agreed to conduct joint activities in a certain area of offshore Louisiana covering approximately 82,500 acres. The agreement was entered into on December 11, 2003, and is for a five year term.

        Under the agreement, Petrohawk has agreed to purchase a one-quarter interest in the leases associated with the first 10 prospect areas proposed by Plains. On the first well on the first five prospects, Petrohawk has agreed to pay for one-third of all drilling costs even though it is receiving a one-quarter interest. In addition, Petrohawk has agreed to pay to Plains a prospect fee of $75,000 for each exploratory well in which Petrohawk participates.

        If Petrohawk does not participate in at least five exploratory prospects during the term of the agreement and at least five exploratory prospects have been proposed by Plains and Plains has commenced drilling on at least five exploratory prospects that were proposed, Petrohawk is required to pay Plains $300,000 multiplied by the difference between five and the number of wells participated in by Petrohawk. In addition, if Petrohawk elects not to participate in an exploratory well on a prospect proposed by Plains, Petrohawk will forfeit all of its interest in the leases in that prospect that it has acquired.

        Petrohawk intends to assign its rights and commitments under these agreements to Beta after the closing of the Petrohawk transaction. If this occurs, we will become subject to the commitments and entitled to the benefits of, the exploration agreement.

Transaction Documents

        Stockholders should consider the following summary of the terms of the Petrohawk transaction before voting on the Petrohawk transaction. This summary is qualified in its entirety by reference to the following documents:

  •
  the Securities Purchase Agreement, a copy of which is attached to this proxy statement as Appendix A;

  •
  the Convertible Promissory Note, a form of which is attached to this proxy statement as Appendix B;

  •
  the Warrant Certificate, a form of which is attached to this proxy statement as Appendix C;

  •
  the Registration Rights Agreement, a form of which is attached to this proxy statement as Appendix D;

  •
  the Stockholders Agreement, a form of which is attached to this proxy statement as Appendix E;

(collectively, with all other documents issued or executed in connection with or ancillary to the Petrohawk transaction, the "Petrohawk transaction documents").

Terms of the Purchase Agreement

        Pursuant to the terms of the purchase agreement, and subject to the conditions contained therein, we have agreed to issue to Petrohawk for an aggregate of $60,000,000 in cash:

  •
  15,151,515 shares of our common stock;

  •
  five year warrants entitling the holder to purchase up to 10,000,000 shares of common stock for an exercise price of $1.65 per share; and

  •
  a convertible promissory note in the original principal amount of $35,000,000 which is convertible after two years into common stock at a conversion price of $2.00 per share.

The exercise price of the warrants and the conversion price of the convertible note are subject to adjustment in the event of the issuance of stock dividends, stock splits and similar events. See "Terms of the Convertible Note" and "Terms of the Warrants" below.

        The closing is subject to the satisfaction of certain conditions precedent, as discussed more fully below. The closing will occur on a date promptly following the satisfaction of the conditions to closing described below in "—Conditions to Purchase" and "—Conditions to Sale," or on such other date as we and Petrohawk mutually agree. The purchase agreement provides that if the closing has not occurred on or before May 31, 2004, either party can terminate the agreement.

Conditions to Purchase

        The obligation of Petrohawk to purchase the securities under the purchase agreement is subject to the satisfaction of the following conditions:

  •
  We must have received a consent from our senior lender.

  •
  The parties will have entered into the registration rights agreement.

  •
  Petrohawk shall have received customary closing certificates from one of our authorized officers certifying as to certain of the closing conditions.

  •
  Petrohawk shall have received an opinion from our counsel, Conner & Winters, P.C., with respect to corporate organization, authority, valid execution of the purchase agreement, validity, nonassessability and enforceability of the securities to be issued, conflicts, consents and other matters Petrohawk may reasonably request.

  •
  Petrohawk shall have received all resolutions, certificates and documents it may request relating to organization, good standing, corporate authority, enforceability of the purchase agreement, stock ownership, documents necessary to increase our outstanding capital and other related matters.

  •
  The common stock and the shares of stock issuable upon exercise of the warrants and conversion of the convertible note shall have been approved for listing on The Nadsaq National Market, subject to official notice of issuance.

  •
  Resignations shall have been received from all of our officers and all of our directors except Robert C. Stone, Jr. (who is the only member of our board who will continue as a director following the closing) and the actions necessary to appoint the new board of directors effective as of the closing shall have been taken.

  •
  No default in the convertible note shall have occurred which is continuing.

  •
  Our representations and warranties in the purchase agreement and other transaction documents shall be true and correct in all material respects.

  •
  No event shall have occurred or a condition exist which is a material adverse effect on our or our subsidiaries' financial condition, business, assets, properties, prospects or results of operations.

  •
  We shall have paid or made arrangements to pay all Petrohawk's expenses in connection with the Petrohawk transaction.

  •
  Stockholder approval of Proposal No. 1 shall have been obtained.

Conditions to Sale

        Our obligation to sell the securities is subject to the satisfaction of the following conditions precedent on or before the closing date:

  •
  The parties will have entered into the registration rights agreement.

  •
  We shall have received from Petrohawk customary closing certificates from one of its authorized officers certifying as to certain of the closing conditions.

  •
  We shall have received an opinion from Petrohawk's counsel, Hinkle Elkouri Law Firm L.L.C., with respect to corporate organization, authority, valid execution of the purchase agreement, conflicts, consents and other matters we may reasonably request.

  •
  We shall have received copies of all resolutions, certificates and documents we may request relating to organization, good standing, authority, enforceability of the purchase agreement, and other related matters.

  •
  Petrohawk's representations and warranties in the purchase agreement and other transaction documents shall be true and correct in all material respects.

  •
  Stockholder approval of Proposal No. 1 shall have been obtained.

Representations and Warranties

        The purchase agreement contains numerous representations and warranties we have made with respect to matters related to us and in certain instances, our subsidiaries. In certain cases, these representations are subject to specified exceptions and qualifications. The matters covered by the representations and warranties include:

  •
  corporate organization and existence and similar corporate matters;

  •
  corporate and governmental authorization to enter into the transaction documents;

  •
  validity and binding effect of the transaction documents;

  •
  our capitalization;

  •
  due authorization, valid issuance and full payment of securities to be issued pursuant to the transaction documents;

  •
  the preparation of our financial statements and their fair presentation of our financial condition;

  •
  no material adverse effect on us since September 30, 2003;

  •
  no defaults or waivers of rights under material agreements;

  •
  debt documents regarding our senior credit agreement;

  •
  investments;

  •
  outstanding debt;

  •
  transactions with affiliates;

  •
  employment matters;

  •
  litigation or claims involving us or our subsidiaries or our respective officers, directors or employees or our business, assets or properties;

  •
  employee benefits plans;

  •
  payment of taxes and filing of tax returns;

  •
  title to assets;

  •
  possession of licenses and permits;

  •
  rights to intellectual property and other intellectual property matters;

  •
  compliance with applicable laws;

  •
  environmental matters and compliance with environmental laws;

  •
  our fiscal year;

  •
  no events that would be defaults under the terms of the convertible note;

  •
  insurance policies;

  •
  government regulation regarding the incurrence of debt;

  •
  compliance with securities laws;

  •
  brokers;

  •
  our filings with the SEC;

  •
  no inquiries by the SEC;

  •
  compliance with oil and gas laws, leases and practices;

  •
  obligations to plug and abandon wells;

  •
  royalty shares in oil and gas leases;

  •
  oil and gas leases;

  •
  timeliness of receipt of proceeds from oil and gas interests;

  •
  take or pay arrangements;

  •
  imbalances of production;

  •
  financial and commodity hedging;

  •
  books and records;

  •
  information provided for the proved reserves report;

  •
  nature of our assets;

  •
  Sarbanes-Oxley Act of 2002 compliance;

  •
  Nasdaq Marketplace Rules compliance;

  •
  dissenters' rights;

  •
  application of Nevada control shares statute;

  •
  no untrue statements.

        The purchase agreement also contains representations and warranties of Petrohawk that are, in certain cases, subject to specified exceptions and qualifications. The matters covered by Petrohawk's representations and warranties include:

  •
  limited liability company organization and existence and similar limited liability company matters;

  •
  limited liability company and governmental authorization to enter into the transaction documents;

  •
  validity and binding effect of the transaction documents;

  •
  brokers;

  •
  payment of taxes and filing of tax returns;

  •
  legal proceedings;

  •
  financing;

  •
  contracts and commitments to which we may become subject after the closing;

  •
  no untrue statements.

Covenants

        The purchase agreement contains the following covenants and agreements.

  •
  Insurance.  We are required to maintain the amounts and types of insurance as are currently in effect.

  •
  Payment of Taxes and Claims.  At all times prior to closing, we are required to pay all taxes and all material claims for sums which have become due and payable.

  •
  Compliance with Laws and Documents.  We are required to comply in all material respects with the provisions of all laws, charter documents and every material agreement to which we or our subsidiaries are a party.

  •
  Operation of Properties and Equipment.  We are required to maintain, preserve and keep all operating equipment in proper repair, working order and condition in a manner and to the extent consistent with past practice.

  •
  Additional Documents.  At or prior to closing, we are required to cure promptly any defects in the creation and issuance of the common stock, the convertible note and the warrants, and the delivery of the purchase agreement and other transaction documents and, upon reasonable request, deliver all documents as may be reasonably necessary in connection with the covenants in the Petrohawk transaction documents.

  •
  Maintenance of Books and Records.  We are required to maintain proper books and records in conformity with generally accepted accounting principles ("GAAP").

  •
  Environmental Matters.  We are required to comply in all material respects with all environmental laws and laws applicable to our properties and operations. We are also required to notify Petrohawk of any hazardous discharge or the receipt of any environmental complaint relating to the property or assets owned by us or our subsidiaries.

  •
  Access to Information.  At all times prior to closing, we are required to afford Petrohawk and its representatives access to our books and records, properties and personnel as Petrohawk may reasonably request and to provide Petrohawk with financial and operating data.

  •
  Conduct of Business of the Company Pending Closing.  Except as contemplated by the purchase agreement or as Petrohawk shall agree in writing, during the period from the date of the purchase agreement to the closing, we are required to conduct our operations in the ordinary course of business consistent with past practice and to use all reasonable efforts to preserve intact our and our subsidiaries' business organizations, assets, prospects and advantageous business relationships, to keep available the services of our officers and key employees and to maintain relationships with our licensors, licensees, suppliers, contractors, distributors, customers and others having business relationships with us. We will not, without the written consent of Petrohawk:

  •
  amend or propose to change our or our subsidiaries' charter documents;

  •
  split, combine or reclassify any shares of our capital stock;

    •
    declare, pay or set aside for payment any dividend or other distribution in respect of our capital stock other than regular dividends under the preferred stock;

    •
    redeem, purchase or otherwise acquire any shares of our capital stock or other securities;

    •
    except as permitted by the purchase agreement or as required by outstanding stock options, warrants and convertible stock, authorize for issuance, issue, sell or deliver, or agree or commit to issue, sell or deliver any of our capital stock or any securities convertible into shares of our capital stock;

    •
    except as permitted by the purchase agreement, enter into any amendment of any term of any outstanding security;

    •
    except as permitted by the purchase agreement, incur any indebtedness except trade debt in the ordinary course of business and debt pursuant to existing credit facilities;

    •
    except as permitted by the purchase agreement, fail to make any contribution to any pension plans;

    •
    except as permitted by the purchase agreement, increase compensation or grant bonuses or other benefits payable, or modify or amend any employment or severance agreements;

    •
    except as permitted by the purchase agreement, settle any pending litigation other than in the ordinary course of business;

    •
    incur any material liability or obligation other than in the ordinary course of business;

    •
    issue any debt securities;

    •
    assume the obligation or be responsible for the obligations of any other person;

    •
    change any assumption underlying, or methods of calculating any bad debt;

    •
    enter into, adopt or amend any employment agreement or pension plan;

    •
    grant or become obligated to grant any increase in compensation to officers, directors or employees;

    •
    acquire any corporation, partnership or other business organization or make any investment in any person;

    •
    pay, discharge or satisfy any material claims, liabilities or obligations other than in the ordinary course of business of liabilities reflected or reserved against on our financial statements or subsequently incurred in the ordinary course of business or disclosed pursuant to the purchase agreement;

    •
    acquire any material assets or properties or dispose of, mortgage or encumber any material assets or properties other than in the ordinary course of business;

    •
    waive, release, grant or transfer any material rights or modify in any material respect any existing material license, lease contract or other document other than in the ordinary course of business and consistent with past practice;

    •
    sell, lease, license or otherwise surrender or dispose of any assets or properties with an aggregate fair market value exceeding $50,000;

    •
    settle a material audit, make or change any material tax election or file any material amended tax return;

    •
    change any method of accounting or accounting practice except as required by GAAP;

    •
    take any action that would give rise to a claim under the WARN Act or any similar law because of a plant closing or mass layoff;

    •
    except as disclosed to Petrohawk, become bound or obligated to participate in any operation, or consent to participate in any operation, with respect to oil and gas interests that will individually cost in excess of $50,000 unless the operation is a currently existing obligation or necessary to maintain an oil and gas interest;

    •
    fail to timely meet any royalty payment obligations under our oil and gas leases;

    •
    enter into any futures, hedge, swap, collar, put, call, floor, cap, option or other contracts intended to benefit from or reduce or eliminate the risk of fluctuations in the price of commodities with a duration of more than three months;

    •
    enter into any fixed price commodity sales agreement with a duration of more than three months;

    •
    adopt, amend or assume an obligation to contribute to any employee benefit plan or arrangement or collective bargaining agreement;

    •
    enter into any employment, severance or similar contract with any person or amend any such existing contracts to increase amounts payable or benefits;

    •
    engage in any transaction in connection with which we could be subjected to either a civil penalty or a tax under employee benefits laws;

    •
    terminate any pension plan in a manner or take any action with respect to any pension plan that could result in our liability to any person;

    •
    take any action that could adversely affect the qualification of any pension plan or its compliance with employee benefits laws;

    •
    fail to make payment under the provisions of any pension plan, agreement relating thereto or applicable law;

    •
    fail to file all reports and forms required by federal regulations with respect to any pension plan;

    •
    approve the grant of stock options or restricted stock for employees or terminate any employee entitled to any severance payment upon termination;

    •
    organize or acquire any person that could become a subsidiary;

    •
    enter into any commitment or agreement to license or purchase seismic data that will cost in excess of $50,000 other than pursuant to an agreement or commitment existing on the date of the purchase agreement; or

    •
    take any action or agree to take any of the foregoing actions or any action which would make any representation or warranty in the purchase agreement untrue or incorrect.

  •
  Special Meeting.  We will take all action necessary in accordance with law and our organizational documents to call and hold a special meeting of stockholders as promptly as practicable to vote upon the items included in this proxy statement. The board of directors shall, subject to its fiduciary duties:

  •
  recommend to the stockholders that they adopt and approve the Petrohawk transaction, the amendment of the articles of incorporation and other matters included in this proxy statement,

  •
  use its reasonable best efforts to solicit proxies in favor of such adoption and approval, and

    •
    take all other action reasonable necessary to secure a vote in favor of such adoption and approval.

  •
  Continuation of Indemnification.  After the closing, for a period of at least five years, Beta and Petrohawk will use all reasonable efforts to cause us to continue to indemnify, defend and hold harmless the officers, directors and employees of us and our subsidiaries who were officers, directors or employees prior to the closing from and against all losses or liabilities which are due to such positions or arising out of the Petrohawk transaction. After the closing, Beta will and Petrohawk will use all reasonable efforts to cause our officers and directors liability insurance to remain in effect.

  •
  No Shop Covenant.

            Until the termination of the purchase agreement, we have committed that we shall not, and shall cause our officers, directors, employees or other agents not to:

    •
    take any action to solicit, initiate or encourage any "company acquisition proposal" (as defined below), or

    •
    engage in discussions or negotiations with, or disclose any nonpublic information or afford access to our books and records to any person who may be considering making, or has made a company acquisition proposal.

    However, this does not prohibit us or our board of directors from:

    •
    in response to a third party inquiry, stating that we are precluded from discussion or negotiations;

    •
    taking and disclosing a position with respect to a tender offer; or

    •
    prior to obtaining stockholder approval, furnishing information, including nonpublic information to, or entering into negotiations with, a person that had indicated its willingness to make an unsolicited bona fide company acquisition proposal if:

    •
    such unsolicited bona fide proposal is made by a third party that our board of directors determines in good faith has the good faith intent to proceed with negotiations to consider, and the financial and legal capacity to consummate, such company acquisition proposal,

    •
    the board of directors determines in good faith after consultation with its legal counsel and financial advisor that such company acquisition proposal is a "superior proposal" (as defined below),

    •
    we enter into a confidentiality agreement with such person,

    •
    we provide written notice to Petrohawk that we are furnishing information to, or entering into discussions or negotiations with, such person;

    •
    the agreement relating to such company acquisition proposal does not provide that it is subject to any financing contingencies, and

    •
    we are required to use all reasonable efforts to keep Petrohawk informed of the status and terms of such negotiations or discussions and provide Petrohawk copies of such written proposals, provided that Petrohawk agrees to execute a confidentiality agreement with respect to the information delivered to it in relation to such company acquisition proposal.

            If we intend to terminate the purchase agreement to accept a superior proposal, we must provide Petrohawk five business days prior written notice of our intent to so terminate the purchase agreement. During the five day period, we must negotiate in good faith with Petrohawk to adjust the terms and conditions of the purchase agreement as would result in a revised Petrohawk proposal that is reasonably capable of being completed, and if consummated, may reasonably be expected to result in a transaction that is at least as favorable from a financial point of view to the holders of our common stock. If after such negotiations, we still choose to terminate the purchase agreement, we must pay Petrohawk $1,000,000 upon consummation of the superior proposal.

            The term "company acquisition proposal" means any offer or proposal for, or indication of interest in, a merger, acquisition, consolidation or other business combination involving us and/or our subsidiaries or the acquisition of a substantial equity interest, or a substantial portion of the assets of, us or our subsidiaries other than the Petrohawk transaction.

            The term "superior proposal" means an unsolicited company acquisition proposal that our board of directors in good faith determines, after consultation with its financial advisors and outside legal counsel, is reasonably likely to be consummated, and the board of directors determines would, if consummated, result in a transaction that is more favorable from a financial point of view to our holders of common stock than the Petrohawk transaction.

  •
  Post Closing Covenants

            The parties to the purchase agreement have made the following commitments and covenants regarding actions that are to be taken following the closing of the Petrohawk transaction:

    •
    Increase in Authorized Capital.  In the event that Proposal No. 2 is not approved by our stockholders at the special meeting, the parties have agreed to present another proposal to amend the articles of incorporation to increase the number of authorized shares of common stock to 100,000,000 following the closing. Since Petrohawk will then own approximately 55% of our outstanding common stock and 54% of the outstanding voting power, it is expected that this proposal would be approved at that time. Petrohawk also agrees not to exercise any of the warrants or its conversion rights under the convertible note if there will not be enough authorized but unissued shares of common stock available for employees and former employees to exercise of all of the then outstanding options to purchase shares of common stock.

    •
    Amendment of Stock Options.  The parties agree to present to our stockholders a proposal to approve amendments to employee stock options to extend the expiration dates to five years from the date of closing or until they would have otherwise expired absent termination of employment, whichever is earlier, even in the event of termination of employment. See "Interests of Certain Persons in the Petrohawk Transaction." Petrohawk agrees that it will vote for approval of such amendments. Since Petrohawk will then own approximately 55% of our outstanding common stock and 54% of the outstanding voting power, it is expected that this proposal would be approved at that time.

    •
    Registration Statement.  If not filed prior to closing, the parties have agreed that a registration statement on Form S-8 covering the offer and sale of the common stock to be issued to holders of employee and directors stock options which are held at the time of closing will be filed after the closing. The registration statement is to remain effective until all such stock options have been exercised or have expired.

Termination of the Purchase Agreement

        The purchase agreement may be terminated before or after stockholder approval:

  •
  by mutual written consent of Petrohawk and us;

  •
  by either Petrohawk or us if the closing has not occurred on or before May 31, 2004, provided that the party seeking to terminate the purchase agreement shall not have breached in any material respect its obligations under the purchase agreement in any manner that shall have proximately contributed to the failure to close the Petrohawk transaction;

  •
  by Petrohawk if there has been a material breach by us of any representation, warranty, covenant or agreement in the purchase agreement which has not been cured within 20 business days following receipt by us of notice of such breach;

  •
  by us if there has been a material breach by Petrohawk of any representation, warranty, covenant or agreement in the purchase agreement which has not been cured within 20 business days following receipt by Petrohawk of notice of such breach;

  •
  by either us or Petrohawk, if any applicable law, rule or regulation makes consummation of the Petrohawk transaction illegal or if any judgment, injunction, order or decree of a court or other governmental authority restrains or prohibits the consummation of the Petrohawk transaction, and such judgment, injunction, order or decree becomes final and nonappealable;

  •
  by either us or Petrohawk if stockholder approval of the Petrohawk transaction is not obtained at the special meeting;

  •
  by us if we accept a superior proposal, and have negotiated with Petrohawk to revise the purchase agreement to one that is reasonably capable of being completed, and if consummated, may reasonably be expected to result in a transaction that is at least as favorable from a financial point of view to the holders of our common stock, and pay Petrohawk $1,000,000, all as more fully described under "No Shop Covenant" above; or

  •
  by Petrohawk if we accept a superior proposal, provided that we shall promptly pay Petrohawk $1,000,000.

Effect of Termination

        If:

  •
  the purchase agreement is terminated by us because there has been a material breach by Petrohawk of its representations, warranties, covenants or agreements in the purchase agreement and the breach is not cured within 20 days, then Petrohawk shall promptly pay us a termination fee of $1,000,000;

  •
  the purchase agreement is terminated by Petrohawk because there has been a material breach by us of our representations, warranties, covenants or agreements in the purchase agreement and the breach is not cured within 20 days, then we shall promptly pay Petrohawk a termination fee of $1,000,000; or

  •
  if:

  •
  a company acquisition proposal has been made or another person has made publicly known an intention to make a company acquisition proposal, and

  •
  the purchase agreement is terminated because stockholder approval of the Petrohawk transaction is not obtained or the closing has not occurred by May 31, 2004,

    and

    •
    within 12 months of the termination of the purchase agreement,

  •
  a transaction is consummated which if offered or proposed prior to the termination of the purchase agreement would have constituted a company acquisition proposal, or

  •
  a person acquires beneficial ownership or the right to beneficial ownership of outstanding shares of our capital stock representing 50% or more of the power to vote for the election of directors and the board of directors has taken action to facilitate the acquisition of such beneficial ownership, then we shall pay to Petrohawk a termination fee of $1,000,000.

        Additionally, if we accept a superior proposal under the conditions described above in "No Shop Covenant" and "Termination of the Purchase Agreement," then we shall pay Petrohawk a termination fee of $1,000,000.

Indemnification

        We have agreed to indemnify, defend and hold harmless Petrohawk for losses it may incur as a result of knowing breaches of our representations and warranties. There are several limitations on our indemnity obligations which include:

  •
  we are not liable to Petrohawk until the losses for which indemnification would otherwise apply exceeds $1,000,000 and we are liable only for amounts in excess of the $1,000,000 threshold;

  •
  our indemnification obligations are limited to $5,000,000; and

  •
  all claims for indemnification must be submitted within one year from the date of closing.

        We are not obligated to make any cash payments to Petrohawk in respect of our indemnification obligations. Any indemnification obligation we have shall be satisfied by crediting the amount of the indemnifiable loss to the amounts otherwise payable by Petrohawk upon exercise of the warrants. If the amount of the indemnified loss exceeds the aggregate amount of the warrant exercise price of all warrants held by Petrohawk at the time of the determination of the indemnified loss, we will have no obligation to pay or credit Petrohawk an amount in excess of such aggregate warrant exercise price.

Description of Our Common Stock

Authorized Capital

        Our authorized capital stock consists of 50,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share. On March 1, 2004, there were 12,429,307 shares of our common stock outstanding, and 604,271 shares of our 8% Cumulative Convertible Preferred Stock, our only series of preferred stock, outstanding.

Common Stock

        The holders of our common stock are entitled to one vote per share on all matters voted on by stockholders, except in the case of cumulative voting for directors. All of our holders of common stock have cumulative voting rights when voting for directors if written notice of a desire for cumulative voting is properly given by one or more stockholders in advance of the meeting. Cumulative voting means holders of common stock are entitled to as many votes as equals the number of shares held on the record date multiplied by the number of directors to be elected. Holders may cast all votes for a single director or distribute their votes among any two or more of the candidates. Each outstanding share of our common stock and 8% Cumulative Convertible Preferred Stock is entitled to one vote.

        Holders of our common stock are entitled to such distributions as may be declared from time to time by our board of directors from funds available for distributions, subject to the preferential rights of our preferred stockholders. Upon liquidation, holders of our common stock are entitled to receive pro rata all of our assets available for distribution to our stockholders, subject to any preferential rights of our preferred stockholders. All shares of our common stock issued in the acquisition will be fully paid and nonassessable and the holders of that stock will not have preemptive rights to purchase additional shares.

Terms of the Convertible Note

        We will issue to Petrohawk a convertible promissory note in the original principal amount of $35,000,000. Below is a summary of the terms of the note.

  Maturity

        The convertible note is unsecured and will mature on the fifth anniversary of the closing date, at which time all of the outstanding principal and accrued but unpaid interest will be due and payable. No installments of principal are due prior to maturity absent a default.

  Interest

        Interest on the convertible note is payable at a rate of 8% per annum payable quarterly. The interest rate will increase to 15% if we default on any payment obligation under the convertible note.

  Prepayment

        We may prepay the principal on the convertible note with 30 days notice to the noteholder at any time after two years after the closing.

  Subordination to Bank Debt

        The rights of the holder of the convertible note, including its rights to payment of principal and interest, will be subordinated to the rights of Bank of Oklahoma, National Association under our current credit agreement with that bank. As of December 31, 2003, there was approximately $13,284,652 outstanding pursuant to the Bank of Oklahoma credit agreement. However, if we issue any new debt other than trade debt or replacement bank debt, it must be subordinate to the debt represented by the convertible note or else it will be a default under the terms of the convertible note. We plan to retire our bank debt with a portion of the proceeds we receive from Petrohawk. As a result of the issuance of the convertible promissory note, our long-term debt will increase by approximately $21.7 million, which is the original principal amount of the note minus the amount of our existing debt of $13.3 million at December 31, 2003.

  Conversion

        At any time beginning two years after the closing or upon a change in control, a holder of the convertible note may convert all or any portion of the outstanding principal and accrued interest into common stock at a conversion price of $2.00 per share, subject to adjustment for stock dividends, stock splits and similar events.

  Events of Default

        An event of default will occur under the convertible note upon the happening of any of the following events:

  •
  any failure to pay principal or interest when due;

  •
  any representation, warranty, certification or statement made pursuant to the purchase agreement or the Petrohawk transaction documents is proven to have been incorrect in any material respect when made, at closing and when a holder of the convertible note proposes to declare an event of default as a result of such incorrect representation, warranty, certification or statement;

  •
  a default under the terms of any of our debt with a principal balance in excess of $250,000, including under the Bank of Oklahoma credit agreement;

  •
  we or a subsidiary commence a proceeding with respect to liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law or upon the appointment of a trustee, receiver, liquidator, custodian or similar official of us or any substantial part of our property or we consent to such relief or to the appointment of or taking possession by such official in an involuntary proceeding;

  •
  we make a general assignment for the benefit of creditors;

  •
  we generally fail to pay our debts as they become due;

  •
  an involuntary case or proceeding is commenced against us or a subsidiary seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, our subsidiary or any substantial part of our or a subsidiary's property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of 60 days;

  •
  an order for relief is entered against us under the federal bankruptcy laws;

  •
  one or more judgments or orders in excess of $250,000 are rendered against us or any of our subsidiaries and continue unsatisfied and unstayed for 30 days, or are not fully paid at least ten days prior to the date on which any of our assets may be lawfully sold to satisfy such judgment or order;

  •
  any change of control other than as caused by any sales of the common stock shares converted under the convertible note or warrant shares by the noteholder or any of its affiliates; or

  •
  we, without the written consent of the noteholder, issue any debt (except the debt under the Bank of Oklahoma credit agreement, any replacement for the Bank of Oklahoma debt or trade payables) which is not subordinate to the convertible note.

        Upon an event of default, the holder may declare the entire unpaid indebtedness under the convertible note due and payable and may exercise any other remedy permitted by the purchase agreement, the Petrohawk transaction documents and law.

Terms of the Warrants

        The warrants expire on the fifth anniversary of the closing date. The warrants are exercisable at any time after closing to purchase up to 10,000,000 shares of common stock at an exercise price of $1.65 per share of common stock, subject to adjustment for stock splits, stock dividends and similar events. The warrant exercise price may be paid in cash, by delivering to the Company warrants or common stock having a fair market value equal to the warrant exercise price, by offsetting the principal balance of the convertible note, or a combination of the foregoing.

Terms of the Registration Rights Agreement

        General.    The registration rights agreement will be executed and delivered at the closing by Petrohawk and us. The shares that are the subject of the registration rights agreement include the common stock to be issued at closing as well as the common stock issuable upon conversion of the convertible note, and upon exercise of the warrants. These shares of common stock are referred to as registrable securities.

        Registration.    Under the registration rights agreement, Petrohawk and any of its affiliates who own registrable securities have the right to require us to use our best efforts to cause registration and sale in a public offering of all or a portion of the registrable securities. We have also granted Petrohawk piggyback registration rights under the registration rights agreement. Under these piggyback registration rights, if we decide to file a registration statement on our own behalf, holders of the registrable securities have the right to require us to include shares they own in the registration, subject to an underwriter's judgment that inclusion of these shares would exceed the number of shares that can be sold within the price range acceptable to us. We have the right to require Petrohawk to refrain from offering or selling any shares of common stock that it owns which are not included in any such registration statement for a reasonable time period, not to exceed 90 days, by any managing underwriter of the offering to which such registration statement relates.

        We will pay the registration expenses of Petrohawk's registrable securities that are included in any registration.

Terms of the Stockholders Agreement

        Petrohawk, Beta and certain of our principal stockholders, including two of our directors, Rolf N. Hufnagel and Robert E. Davis, Jr., who together own approximately 28% of our voting stock, have entered into a stockholders agreement pursuant to which these stockholders agree to vote, or cause to be voted, all of our securities they own or over which they have voting control in favor of the proposal to issue the common stock pursuant to the purchase agreement, in favor of the proposal to amend the articles of incorporation to increase the number of authorized shares, and, if proposed, a reincorporation merger of, or other action by us to change our domicile to Delaware and an amendment of the outstanding stock options to extend their maturity dates. The stockholders agreement terminates upon the earliest of:

  •
  termination of the purchase agreement,

  •
  the closing of the Petrohawk transaction, and

  •
  90 days after the date of our stockholders' meeting at which the issuance of the securities pursuant to the purchase agreement is approved.

        Under the stockholders agreement, Petrohawk agrees that during a period of one year from the date of closing, Petrohawk and its affiliates will not, without the approval of a majority of our independent directors:

  •
  commence any tender offer or exchange offer for shares of our common stock;

  •
  propose or take any action to merge us with any affiliate of Petrohawk; or

  •
  take any other action which would have a reasonable likelihood or purpose of producing the effect of causing our common stock to be no longer publicly traded.

Unaudited Pro Forma Consolidated Financial Information

        The following presents our unaudited pro forma financial information for the years ended December 31, 2002 and 2003. The pro forma statements of operations for the years ended December 31, 2002 and 2003 give effect to the issuance of 15,151,515 shares of the Company's common stock and 10,000, 000 warrants for $25,000,000 and the issuance of a convertible unsecured $35,000,000 note as if each had occurred at January 1, 2002. The net proceeds are to be used for payment of our outstanding long-term debt, future drilling, development and acquisition of oil and gas properties, as described in "Use of Proceeds". The unaudited pro forma balance sheet as of December 31, 2003 has been prepared as if the issuance of the common stock, warrants and note in this transaction had occurred on that date. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

        The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. You should read the information set forth below together with (i) the Beta Oil & Gas, Inc. consolidated financial statements as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, including the notes thereto, included in the Beta Oil & Gas, Inc. Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003, which is incorporated by reference in this proxy statement. You should not rely on the unaudited pro forma financial statements or information as an indication of the results of operations or financial position that would have been achieved if the transaction had taken place earlier or of the results of operations or financial position of Beta after the completion of the transaction. The pro forma financial information is presented for illustrative purposes only as prepared under guidelines of the Securities and Exchange Commission and is not intended to be indicative of the operating results that would have occurred if the transaction had been consummated in accordance with the assumptions set forth below, nor is it intended to be a forecast of future operating results or financial position.

 Beta Oil & Gas, Inc.
Unaudited Pro Forma Balance Sheet
December 31, 2003

	Historical	Pro Forma Adjustments		Pro Forma
Assets:
Cash and cash equivalents	$2,109,681	$25,000,000	(1)	$48,825,029
		35,000,000	(2)
		(13,284,652	)(3)
Accounts receivable	2,012,275			2,012,275
Prepaid expenses and other	272,662			272,662
Total Current Assets	4,394,618	46,715,348		51,109,966
Oil and gas properties, net of amortization (full cost method)	40,271,476			40,271,476
Other operating properties and equipment, net of depreciation	1,156,831			1,156,831
Other	292,318			292,318

Total Assets	$46,115,243	$46,715,348		$92,830,591

Liabilities and Stockholders' Equity
Current Liabilities:
Note payable	$67,570			$67,570
Accounts payable, trade	1,578,989			1,578,989
Dividends payable	112,707			112,707
Asset retirement obligation—current portion	171,860			171,860
Other accrued liabilities	566,990	1,775,000	(4)	2,341,990

Total Current Liabilities	2,498,116	1,775,000		4,273,116
Long-term debt	13,284,652	35,000,000	(2)	35,000,000
		(13,284,652	)(3)
Asset retirement obligation	1,062,860			1,062,860

Total Liabilities	16,845,628	23,490,348		40,335,976
Stockholders' Equity	29,269,615	25,000,000	(1)	52,494,615
		(1,775,000	)(4)
		(985,000	)(5)
		985,000	(5)

Total Liabilities and Stockholders' Equity	$46,115,243	$46,715,348		$92,830,591

Total Debt	$13,284,652	$21,715,348		$35,000,000

Notes to Unaudited Pro Forma Balance Sheet as of December 31, 2003

(1)
The adjustment reflects the issuance of 15,151,515 of our common stock and 10,000,000 warrants for $25,000,000.

(2)
The adjustment reflects the issuance of a new unsecured 8% convertible note payable at face value for $35,000,000, which also represents its fair value.

(3)
The adjustment reflects the paydown of $13,284,652 of long-term debt at December 31, 2003.

(4)
The adjustment reflects costs of approximately $1,775,000 related to this transaction that would be incurred at, or prior to, closing of the transaction.

        The costs include the following:

Description	Amount
Company expenses:
Financial advisory fees to Petro Capital Advisors	$600,000
Legal fees	200,000
Accounting, engineering and other costs	50,000
Reimbursement of Petrohawk expenses incurred due to transactions:
Financial advisory fees to Mitchell Energy Advisors	600,000
Legal fees	275,000
Engineering and other costs related to due diligence	50,000

Total costs	$1,775,000

(5)
The adjustment reflects the estimated non-cash charge to income, and related offsetting credit to paid-in-capital, associated with the vesting of the stock options as related to the approved severance arrangement for all of our employees in connection with the consummation of the transaction. Under this arrangement, all outstanding stock options will vest in full and the options will continue to be exercisable for a period of five years from the date of closing or until they would have expired absent termination of employment, whichever is shorter, even if the employment of the option holder is terminated. Under the current option provisions, only a portion of the options are currently exercisable (the remaining options vest over time) and would terminate at the end of 90 days following termination of the employment of the option holder. The amount was calculated using the Black-Scholes model and for this presentation assumes a December 31, 2003 vesting date and market price of our stock of $1.97 per share.

        MATERIAL NONRECURRING ITEMS THAT RESULT DIRECTLY FROM THE TRANSACTION AND WILL BE INCLUDED IN OUR INCOME WITHIN TWELVE MONTHS FOLLOWING THIS TRANSACTION AND ARE NOT INCLUDED IN THE ABOVE PRO FORMA STATEMENT ARE AS FOLLOWS:

        As a part of the approved severance arrangement for all of our employees, under certain conditions each employee will receive a severance payment equal to a stated multiple of his or her monthly salary. The estimated costs associated with the employees severance payment is $818,000.

Unaudited Pro Forma Statement of Operations
for the Twelve Months Ended December 31, 2002

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Oil and gas sales	$9,244,530			$9,244,530
Field services	403,311			403,311

Total revenue	9,647,841	—		9,647,841
Cost and expenses:
Lease operating expense	3,304,921			3,304,921
Field services	195,430			195,430
General and administrative	2,209,887			2,209,887
Full cost ceiling impairment	5,163,689			5,163,689
Depreciation and amortization expense	5,120,572			5,120,572

Total cost and expenses	15,994,499	—		15,994,499

Income (loss) from operations	(6,346,658)	—		(6,346,658)

Other income (expense):
Interest expense	(558,297)	(2,800,000	)(1)	(2,812,998)
		545,299	(2)
Interest income and other	23,343			23,343

Total other income (expense)	(534,954)	(2,254,701)		(2,789,655)

Income (loss) before income tax	(6,881,612)	(2,254,701)		(9,136,313)
Income tax (provision) benefit	—	—		—

Net income (loss)	$(6,881,612)	$(2,254,701)		$(9,136,313)

Net income per common share:
Basic	$(0.55)			$(0.335)
Diluted	$(0.55)			$(0.335)
Weighted average shares outstanding:
Basic	12,417,957	15,151,515	(3)	27,569,472
Diluted	12,417,957	15,151,515	(3)	27,569,472

Notes to Unaudited Pro Forma Statement of Operations for the 12 Months Ended December 31, 2002

(1)
The adjustment reflects the interest on the new unsecured convertible $35,000,000 note payable, using an effective annual interest rate of 8.0%.

(2)
The adjustment reflects the reduction of interest expense associated with the paydown of $13,284,652 in long-term debt.

(3)
The adjustment reflects the issuance of 15,151,515 shares of the Company's common stock at January 1, 2002.

  MATERIAL NONRECURRING ITEMS THAT RESULT DIRECTLY FROM THE TRANSACTION AND WILL BE INCLUDED IN OUR INCOME WITHIN TWELVE MONTHS FOLLOWING THIS TRANSACTION AND ARE NOT INCLUDED IN THE ABOVE PRO FORMA STATEMENT ARE AS FOLLOWS:

        Total costs associated with this transaction are estimated to be approximately $1,775,000 and would be incurred at, or prior to, the close of the transaction.

        The costs include the following:

Description	Amount
Company expenses:
Financial advisory fees to Petro Capital Advisors, LLC	$600,000
Legal fees	200,000
Accounting, engineering and other costs	50,000
Reimbursement of Petrohawk expenses incurred due to transactions:
Financial advisory fees to Mitchell Energy Advisors	600,000
Legal fees	275,000
Engineering and other costs related to due diligence	50,000

Total costs	$1,775,000

        Our board of directors approved a severance arrangement for all of our employees in connection with the consummation of the Petrohawk transaction. Under this arrangement, all outstanding stock options will vest in full and the options will continue to be exercisable for a period of five years from the date of closing or until they would have otherwise expired absent a termination of employment, whichever is shorter, even if the employment of the option holder is terminated. Under the current option provisions, only a portion of the options are currently exercisable (the remaining options vest over time) and would terminate at the end of 90 days following termination of the employment of the option holder. The estimated non-cash charge to income associated with the vesting of the stock options is approximately $985,000. The amount was calculated using the Black-Scholes model and for this presentation assumes a December 31, 2003 vesting date and market price of our stock of $1.97 per share.

        Additionally under the severance arrangement, under certain conditions each employee will receive a severance payment equal to a stated multiple of his or her monthly salary. The estimated costs associated with the employees severance payment is $818,000.

Unaudited Pro Forma Statement of Operations
for the Twelve Months Ended December 31, 2003

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Oil and gas sales	$12,276,495			$12,276,495
Field services	648,194			648,194

Total revenue	12,924,684	—		12,924,689
Cost and expenses:
Lease operating expense	3,173,985			3,173,985
Field services	185,254			185,254
General and administrative	3,082,605			3,082,605
Full cost ceiling impairment	129,279			129,279
Depreciation and amortization expense	4,857,597			4,857,597

Total cost and expenses	11,428,720	—		11,428,720

Income from operations	1,495,969	—		1,495,969
Other income (expense):
Interest expense	(476,078)	(2,800,000	)(1)	(2,806,527)
		469,551	(2)
Interest income and other	(30,034)			(30,034)

Total other income (expense)	(506,112)	(2,330,449)		(2,836,561)

Income (loss) before income tax	989,857	(2,330,449)		(1,340,592)
Income tax provision	(24,000)	24,000		—

Income (loss) before cumulative effect of accounting change	$965,857	$(2,306,449)		$(1,340,592)
Cumulative effect of change in accounting principle	1,640	—		1,640

Net income (loss)	$967,497	$(2,306,449)		$(1,338,952)

Net income per common share:
Basic	$0.08			$(0.05)
Diluted	$0.08			$(0.05)
Weighted average shares outstanding:
Basic	12,431,530	15,151,515	(3)	27,583,045
Diluted	12,506,835	15,151,515	(3)	27,658,350

Notes to Unaudited Pro Forma Statement of Operations for the Twelve Months Ended December 31, 2003

(1)
The adjustment reflects the interest on the new unsecured convertible $35,000,000 note payable with an effective annual interest rate of 8.0%.

(2)
The adjustment reflects the reduction of interest expense associated with the paydown of $13,284,652 in long-term debt at January 1, 2002.

(3)
The adjustment reflects the issuance of 15,151,515 shares of our common stock.

Tax Consequences

        Petrohawk's purchase of our common stock will constitute an "ownership change" under section 382 of the Internal Revenue Code because it will own more than 50% of our outstanding voting shares after the transaction is closed. As a consequence, we will be limited in our ability to use the net operating losses we have accrued before Petrohawk's purchase ("pre-change losses") as a deduction against our taxable income we realize after the purchase. At December 31, 2003, we had available, to reduce future taxable income, an estimated Federal net operating loss carryforward of approximately $24 million, which expires in the years 2018 through 2023. Our pre-change losses will also include a portion of any losses we accrue for the year in which the Petrohawk stock purchase takes place.

        The rules under section 382 provide generally that the maximum amount of our pre-change losses that we can use against our post-change income is equal to our value before Petrohawk's purchase multiplied times a benchmark interest rate published monthly by the Federal government. If the transaction were consummated as of April 1, 2004, our value would be $39,152,317 and the interest rate multiplier would be 4.31%, so that the maximum amount of our pre-change losses that we could use in any post-change year would be $1,687,465. That amount may be increased by our unrealized "built-in gains" and reduced by our unrealized "built-in losses" that we recognize during the five years following the Petrohawk stock purchase. Built-in gains and built-in losses are the amounts by which the values of our assets as of the date of Petrohawk's stock purchase exceed or are exceeded by those assets' tax bases. We will make an appraisal of our assets prior to the Petrohawk stock purchase to determine the amounts of our unrealized built-in gains and built-in losses.

Stockholder Approval

        We are seeking stockholder approval for Proposal No. 1 in accordance with the Marketplace Rules of The Nasdaq Stock Market. The requirements set forth in the Marketplace Rules are applicable to us because our common stock is traded on The Nasdaq National Market.

        Marketplace Rule 4350(i)(1)(B) requires stockholder approval of certain transactions involving the issuance or potential issuance by Nasdaq companies of securities which result in a change of control of the company.

        Immediately following the closing, Petrohawk will be issued 15,151,515 shares of common stock, the warrants to purchase 10,000,000 shares of common stock and the convertible note, under which the $35,000,000 principal amount plus any accrued but unpaid interest will be convertible into shares of common stock at a conversion price of $2.00 per share, subject to possible adjustments for stock dividends, stock splits and similar events. The common stock represents approximately 55% of our outstanding capital stock based on 12,429,307 shares of common stock and 604,271 shares of preferred stock outstanding as of March 1, 2004, which results in a change of control of us and thus requires stockholder approval of the Petrohawk transaction under Marketplace Rule 4350(i)(1)(B). Upon exercise of the warrants and conversion of the convertible note, Petrohawk will hold approximately 77% of our capital stock.

Director and Executive Officer Information

  Directors

        Pursuant to the requirements of the purchase agreement, upon the closing, each of Robert E. Davis, Jr., David A. Wilkins, Rolf N. Hufnagel and David A. Melman will resign as directors. Robert C. Stone, Jr., as the sole remaining director, will establish seven as the number of members of the board of directors and will appoint Larry L. Helm, Tucker Bridwell, and James L. Irish III as the designees of Petrohawk, David B. Miller and D. Martin Phillips as the designees of EnCap Investments, L.P., and Floyd C. Wilson to fill the vacancies. These persons will all serve until the next annual meeting of our stockholders. Also in accordance with the terms of the purchase agreement, Floyd C. Wilson will be elected by the board as President, Chief Executive Officer and Chairman of the Board of Beta. The following is information regarding these persons.

        Floyd C. Wilson, 57, is an owner, President and Chief Executive Officer of Petrohawk which he founded in June, 2003. Mr. Wilson was the Chairman and Chief Executive Officer of 3TEC Energy Corporation from August 1999 to its merger with Plains Exploration & Production Company in June of 2003. Mr. Wilson founded W/E Energy Company L.L.C., formerly known as 3TEC Energy Company L.L.C in 1998 and served as its President until August 1999. Mr. Wilson began his career in the energy business in Houston in 1970 as a completion engineer. He moved to Wichita in 1976 to start an oil and gas operating company, one of several private energy ventures which preceded the formation of W/E. Mr. Wilson founded Hugoton Energy Corporation in 1987, and served as its Chairman, President and Chief Executive Officer. In 1994, Hugoton completed an initial public offering and was merged into Chesapeake Energy Corporation in 1998.

        David B. Miller, 53, is a Senior Managing Director of EnCap Investments L.P., an investment management and merchant banking firm focused on the upstream and midstream sectors of the oil and gas industry that was founded in 1988. From 1988 to 1996, Mr. Miller also served as President of PMC Reserve Acquisition Company, a partnership jointly owned by EnCap and Pitts Energy Group. Prior to the establishment of EnCap, Mr. Miller served as Co-Chief Executive Officer of MAZE Exploration Inc., a Denver, Colorado, based oil and gas company he co-founded in 1981. Mr. Miller was a director of 3TEC Energy Corporation from 1999 until June 2003. Mr. Miller is also a director of Denbury Resources Inc.

        D. Martin Phillips, 50, is a Senior Managing Director of EnCap Investments L.P., an investment management and merchant banking firm focused on the upstream and midstream sectors of the oil and gas industry that was founded in 1988. Prior to joining EnCap in 1989, from 1978 to 1989, Mr. Phillips served in various management capacities with NCNB Texas National Bank, including as Senior Vice President in the Energy Banking Group. Mr. Phillips is also a director of Plains Resources, Inc. Mr. Phillips was a director of 3TEC Energy Corporation from 1999 until June 2003.

        Larry L. Helm, 56, has 30 years of experience in commercial banking. Mr. Helm is currently not employed. He was employed with Bank One Corporation from December 1989 through December 2003. Most recently Mr. Helm served as Executive Vice President of Middle Market Banking from October 2001 to December 2003. From August 1999 to October 2001, he was Chairman of Southern Region Commercial Banking and from April 1998 to August 1999, he served as Executive Vice President of the Energy and Utilities Banking. He served as director of 3TEC Energy Corporation from 2000 to June, 2003.

        Tucker Bridwell, 52, has been the President of Mansefeldt Investment Co. since September 1997 and is in charge of the overall supervision and management of more than $100 million in investments. He has been in the energy business in various capacities for over 25 years. Mr. Bridwell served as chairman of First Permian, LLC from 2000 until its sale to Energen Corporation in April 2002. He is a Certified Public Accountant.

        James L. Irish III, 59, served as a director of 3TEC Energy Corporation from 2002 until June, 2003. Mr. Irish is currently of counsel with Thompson & Knight, L.L.P., a Texas based law firm. Mr. Irish has been an attorney with Thomson & Knight, L.L.P. serving in various capacities, including Managing Partner, since 1969.

        The one continuing Beta director will be:

        Robert C. Stone, Jr., 55, has served as a director since September 2000. Currently, Mr. Stone serves as Senior Vice President/Manager of Energy Lending at Whitney National Bank in New Orleans, Louisiana and has been employed there since 2000. Prior to this position, Mr. Stone was Manager of Energy Technical Services, Energy/Maritime Division at Hibernia National Bank from 1998 to 2000 that included evaluation responsibilities for all syndicated and direct lending E&P segment clients. Mr. Stone has held senior management positions in energy banking for over 20 years, with emphasis on small-cap, public and private producers. His experience includes underwriting and managing senior debt, mezzanine and private equity to the independent sector. He began his banking career as an engineer with First National Bank of Commerce in New Orleans in 1983 after working in various engineering positions with Exxon Company, U.S.A. for seven years. He was also a Founding Governor of the City Energy Club of New Orleans and is involved with many civic organizations in New Orleans where he still resides. Mr. Stone holds both a B.S. and M.S. in Engineering from the University of Houston.

  Executive Officers

        Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified. The following information is provided about our current executive officers:

        David A. Wilkins, 43, President and Chief Executive Officer, Director has served in these capacities since October 2002. He has 21 years experience in the oil and gas industry. Previously, he served as Vintage Petroleum Inc.'s General Manager of Latin America and as President and General Manager of Vintage Oil Argentina, Inc. from 1997 to 2002. Prior to Mr. Wilkins' assignment in Latin America, he served in various engineering positions and ultimately served as Domestic Operations Manager for Vintage from 1993 to 1997. He additionally served as Vice President of Operations for Esco Exploration, Inc. from 1988 to 1992. Mr. Wilkins began his career with Pioneer Production Corporation in 1982. He holds a Bachelor of Science Degree in Petroleum Engineering from Texas Tech University and is a Registered Engineer in the state of Oklahoma.

        Joseph L. Burnett, 51, Chief Financial Officer, joined Beta in June 2000. He came to Beta with 26 years of oil and gas accounting experience. Most recently, he served American Central Gas Technologies, Inc. as Controller from 1994 to 2000. Prior to working at American Central, Mr. Burnett served at Esco Energy, Inc. for approximately seven years as Vice President/Controller. He served as Treasurer and Director for Trans Atlantic Resources, Inc. from 1982 to 1987. He started his oil and gas career in 1974 at Skelly Oil (later Getty Oil) in its management trainee program. Mr. Burnett received his Bachelor of Science in Business Administration from Oklahoma State University in 1974 and is a Certified Public Accountant.

        It is currently anticipated that, in addition to Floyd C. Wilson, the following persons will become executive officers of Beta after closing:

        Stephen W. Herod, 45, is currently employed by Petrohawk which he joined in June 2003. He served as Executive Vice President-Corporate Development for 3TEC Energy Corporation from December 1999 until its merger with Plains Exploration & Production Company in June 2003 and as Assistant Secretary from May 2001 until June 2003. Mr. Herod served as a director of 3TEC from July 1997 until January 2002. Mr. Herod served as the Treasurer of 3TEC from 1999 until 2001. From July 1997 to December 1999, Mr. Herod was Vice President-Corporate Development. Mr. Herod served as President and a director of Shore Oil Company ("Shore") from April 1992 until the merger of Shore with 3TEC on June 30, 1997. He joined Shore's predecessor as Controller in February 1991. Mr. Herod was employed by Conquest Exploration Company from 1984 until 1991 in various financial management positions, including Operations Accounting Manager. From 1981 to 1984, Superior Oil Company employed Mr. Herod as a financial analyst.

        Shane M. Bayless, 36, is currently employed by Petrohawk which he joined in June 2003. He was Vice President and Controller of 3TEC from July 2000 until 3TEC's merger with Plains Exploration & Production Company in June 2003. Mr. Bayless served as the Treasurer of 3TEC from March 2001 until June 2003. Prior to joining 3TEC, Mr. Bayless was employed by Encore Acquisition Company as Vice President and Controller from 1998 to 2000. Mr. Bayless worked as the Controller from 1996 to

1998 and as the Accounting Manager from 1993 to 1996 at Hugoton. From 1990 to 1993, Mr. Bayless was an Audit Senior with Ernst & Young LLP. He is a Certified Public Accountant.

        Richard K. Stoneburner, 50, is currently employed by Petrohawk which he joined in July 2003. He joined 3TEC in August 1999 and was its Vice President—Exploration from December 1999 until its merger with Plains Exploration & Production Company in June 2003. Mr. Stoneburner was employed by W/E Energy Company as District Geologist from 1998 to 1999. Prior to joining 3TEC, Mr. Stoneburner worked as a geologist for Texas Oil & Gas, The Reach Group, Weber Energy Corporation, Hugoton and, independently through his own company, Stoneburner Exploration, Inc. Mr. Stoneburner has over 25 years of experience in the energy business.

Board Meetings and Committees

        During 2003, 18 meetings of the board of directors were held. All directors attended all meetings. The directors also took action by unanimous written consent on two occasions. The board has an executive committee, an audit committee, a compensation committee and a nominating committee.

  Executive Committee

        The board of directors established an executive committee whose purpose is to formulate and implement recommendations, strategies and actions, which are intended to support and protect stockholder value. The executive committee is comprised of three voting members: Robert E. Davis, Jr., Robert C. Stone, Jr. and David A. Wilkins. The board of directors created this committee to enhance the decision-making processes in all aspects of our business. This committee did not meet during 2003.

  Audit Committee

        The board of directors established an audit committee whose purpose is to oversee our financial reporting and controls and to recommend to the board each year the appointment of an independent auditor. Until June 20, 2003, the audit committee was comprised of two voting members: Robert C. Stone, Jr., Chairman and Robert E. Davis, Jr., both independent directors. On June 20, 2003, David A. Melman, an independent director, was appointed to the audit committee. This committee met on five occasions during 2003. The board of directors has adopted a written charter for the audit committee.

  Compensation Committee

        Our board of directors established a compensation committee of the board of directors. The compensation committee is responsible for formulating and recommending to the full board of directors the compensation paid to our executive officers. The compensation committee also administers the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan. The committee presently consists of Robert C. Stone, Jr., Robert E. Davis, Jr. and Rolf N. Hufnagel, who replaced David A. Wilkins in June 2003. The compensation committee is discussed in more detail in the section entitled "Executive Compensation." This committee met three times during 2003.

  Nominating Committee Information

        Our board of directors established a nominating committee of the board of directors in October of 2002. The nominating committee is generally responsible for considering and recommending to the board of directors possible nominees for director positions. The committee presently consists of Robert C. Stone, Jr., Robert E. Davis, Jr. and David Melman, who replaced David A. Wilkins in June 2003. The nominating committee does not have a written charter nor has it developed a policy with regard to the consideration of any director candidates recommended by stockholders or the qualifications the nominees for directors should possess. In light of the anticipated restructuring of the board after the closing of the Petrohawk transaction, our current board has elected to defer developing and implementing any policies and procedures until after the closing of the Petrohawk transaction or the termination of the securities purchase agreement if Proposal No. 1 is not approved or the Petrohawk transaction fails to close for any other reason. This committee met one time during 2003.

  Stockholder Communication with the Board of Directors

        The board of directors has not previously developed a formal process for security holders to communicate with the board of directors. In light of the anticipated restructuring of the board after the closing of the Petrohawk transaction, our current board has elected to defer developing and implementing any policies and procedures until after the closing of the Petrohawk transaction or the termination of the securities purchase agreement if Proposal No. 1 is not approved or the Petrohawk transaction fails to close for any other reason.

        Historically, we have held board meetings at the time of our annual meetings of stockholders and have informally encouraged our directors to attend. However, we have had no formal policy in this regard. All of our directors attended our last annual meeting of stockholders which was held on June 20, 2003.

Compensation of Directors

        Employee directors receive no additional compensation for service on the board of directors or any committee thereof. Our bylaws state that our non-employee directors shall not receive any stated salary for their services, but, by resolution of the board of directors, a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the board of directors. All our directors receive actual expense reimbursements, and we currently pay $1,500 in fees to each of our outside directors per board and committee meeting, including meetings held by teleconference. In 2003, the aggregate of the directors' fees to all outside directors was $141,500.

        Prior to July 1, 2003, non-employee directors received options to purchase 50,000 shares of our common stock for their initial year of service and 25,000 each year thereafter, if re-elected, on their anniversary dates, provided that options granted to each of these directors could not cover more than 100,000 shares in the aggregate. This policy changed so that effective July 1, 2003, directors receive only annual option grants covering 10,000 shares on the date of the annual meeting but with no cap on the number of shares which may be covered by these options. Prior to July 1, 2003, the option granted to the chairman of the board of directors each year covered an additional 25,000 shares, but effective July 1, 2003, this was reduced to 15,000 additional shares each year. Prior to July 1, 2003, the chairman of the audit committee received an additional 25,000 shares covered by his option each year but this was reduced to 15,000 shares effective July 1, 2003. The exercise price of these options is equal to 110% of the fair market value of the common stock on the date of grant. We maintain directors and officers liability insurance. In addition, in 2003 Robert E. Davis, Jr. was granted options to purchase 14,583 shares of our company stock on April 22, 2003. In April 2003 an option to purchase 50,000 shares of our common stock with an exercise price of $1.00 per share, was issued to Mr. Stone for past and present services provided as chairman of our audit committee for the service period of 2001-2003.

Additionally, Mr. Stone returned fully vested options covering 50,000 shares with an exercise price of $10.00 per share and 25,000 shares with an exercise price of $5.22 per share. In exchange for these returned options, Mr. Stone received three stock options covering a total of 75,000 shares of common stock which were granted in 25,000 increments at June 30, 2003, September 30, 2003 and December 31, 2003 at exercise prices equal to or greater than 110% of the closing price of the common stock on The Nasdaq Stock Market, or $1.00 per share, whichever was greater on the respective dates of grant. The options vested immediately on the grant dates and have a ten-year life. The exercise prices of the grants ranged from $1.46 to $2.17 per share.

Executive Compensation

  Summary Compensation Table

        The following table sets forth certain information with respect to the compensation of David A. Wilkins, our current Chief Executive Officer, and Joseph L. Burnett, our Chief Financial Officer and Secretary, for services in all capacities to us during the fiscal years ended December 31, 2003, 2002 and 2001. Mr. Wilkins joined Beta on October 21, 2002. None of our other executive officers had an annual salary and bonus in excess of $100,000 paid by us during any such year. No information is given as to any person for any fiscal year during which such person was not an executive officer of us.

Name and Principal Position	Year	Salary		Bonus		Securities Underlying Options		All Other Compensation			Matching Contributions to Simple IRA Retirement Plan
David A. Wilkins(1) Chief Executive Officer, President and Director	2003 2002	$ $	160,000 32,205	$ $	400,000 50,000	100,000 500,000	(2) (3)	$ $	4,054 1,062	(4) (4)	$ $	8,000 966
Joseph L. Burnett Chief Financial Officer and Secretary	2003 2002 2001	$ $ $	125,000 95,000 95,000		$10,417 — —	100,000 — 25,000	(5) (6)	$ $ $	4,619 3,044 2,708	(4) (4) (4)	$ $ $	4,060 2,850 2,850

(1)
Effective October 21, 2002, Mr. Wilkins was appointed as our President and Chief Executive Officer and joined our board of directors. Mr. Wilkins' compensation includes an annual base salary of $160,000.

(2)
100,000 shares of common stock underlying stock options granted on December 31, 2003 are exercisable at $1.90 per share and expire on December 31, 2013.

(3)
As partial consideration for the forfeiture of Mr. Wilkins' incentive common stock options (vested and unvested) with his former employer, he was granted an option to purchase 500,000 shares of our stock at an exercise price of $1.30 per share.

(4)
Represents compensation for use of company-owned or leased vehicle.

(5)
100,000 shares of common stock underlying stock options granted on April 22, 2003 are exercisable at $1.00 per share and expire on April 22, 2009. These options were issued under our Amended 1999 Incentive and Nonstatutory Stock Option Plan.

(6)
25,000 shares of common stock underlying stock options granted on December 24, 2001 are exercisable at $4.00 per share and expire on December 24, 2006. These options were issued under our Amended 1999 Incentive and Nonstatutory Stock Option Plan.

Stock Options

        We use stock options as part of the overall compensation of directors, officers and employees. In the following table, we show certain information with respect to stock options granted in 2003 to the named executive officers.

Option Grants in 2003

			Percent of total options granted to employees in 2003(1)			Potential realizable value at assumed annual rates of stock price appreciation for option term
	Number of securities underlying Options#			Exercise or base price ($/Sh)
Name					Expiration date
						0% ($)	5% ($)(2)	10% ($)(2)
David A. Wilkins	100,000	(3)	25%	$1.90	12/31/2013	$7,000	$119,491	$302,803
Joseph L. Burnett	100,000	(4)	25%	$1.00	04/22/2009		$34,010	$77,160

(1)
Based on a total of 405,500 shares underlying options being granted to certain employees during fiscal 2003.

(2)
Caution is recommended in interpreting the financial significance of these figures. The figures are calculated by multiplying the number of options granted times the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the SEC. These amounts are calculated based on the indicated annual rates of appreciation and annual compounding from the date of grant to the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. There is no assurance that the amounts reflected in this table will be achieved.

(3)
All options were granted on December 31, 2003 at an exercise price equal to the fair market value of the common stock on the preceding day to date of grant. The closing price of the stock on the date of grant was $1.97 per share. The options have a term of ten years and vest over a three-year period from the date of grant with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. Subject to closing of the Petrohawk transaction and subsequent stockholder approval, the option agreements with Mr. Wilkins will be amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the Petrohawk transaction even if Mr. Wilkins' employment should be terminated. See "Terms of the Purchase Agreement—Covenants—Post-Closing Covenants—Amendment of Stock Options."

(4)
All options were granted on April 22, 2003 at an exercise price equal to the greater of fair market value of the common stock on that date or $1.00. The options have a term of six years and vest over a three-year period from the date of grant with one-third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. Subject to closing of the Petrohawk transaction and subsequent stockholder approval, the option agreements with Mr. Burnett will be amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the Petrohawk transaction even if Mr. Burnett's employment should be terminated. See "Terms of the Purchase Agreement—Covenants—Post-Closing Covenants—Amendment of Stock Options."

        The following table shows certain information with respect to stock options exercised in 2003 by Mr. Wilkins and Mr. Burnett and the value of their unexercised stock options at December 31, 2003.

Aggregated Option Exercises in 2003 and Fiscal Year End Option Values

Name	Shares acquired on exercise	Value Realized	Number of securities underlying unexercised options at fiscal year end (#) Exercisable/Unexercisable	Value of unexercised in-the-money options at the fiscal year end ($)(1) Exercisable/Unexercisable
David A. Wilkins(2)	None	None	166,667/433,333	$111,667/$230,333.11
Joseph L. Burnett(3)	None	None	155,000/100,000	$0/$97,000

(1)
The value of in-the-money options is equal to the fair market value of a share of common stock at fiscal year end, based on the last sale price of our common stock ($1.97 per share), less the exercise price.

(2)
As more fully described in the Summary Compensation Table and in the table under "Option Grants in 2003", Mr. Wilkins was granted options covering 100,000 shares of common stock during 2003. In 2002, he was granted options covering 500,000 shares of common stock as discussed below under "Employment Agreements, Termination of Employment and Change of Control Agreements."

(3)
Mr. Burnett was granted options covering 100,000 shares of common stock during 2003. In 2001, he was granted options covering 25,000 shares of common stock and in 2000, he was granted options covering 30,000 shares of common stock. He was granted 100,000 stock purchase warrants in 2000 as an inducement to accept employment with us.

Employment Agreements, Termination of Employment and Change of Control Arrangements

        Effective October 21, 2002, David A. Wilkins was appointed as our President and Chief Executive Officer and joined our board of directors. Mr. Wilkins' compensation includes an annual base salary of $160,000 and eligibility for 2003 incentive compensation equal to, and not less than, $64,000, which is 40% of his annual salary, payable on February 1, 2004 if he is still employed on that date. In consideration for the forfeiture of his incentive common stock options (vested and unvested) with his former employer, he received a $50,000 bonus paid upon his commencement of employment and a $250,000 bonus paid on January 2, 2003, a $150,000 bonus paid on July 1, 2003, and a $150,000 bonus payable on January 2, 2004 provided Mr. Wilkins is still employed by us on that date. Upon commencement of his employment, Mr. Wilkins was granted options to purchase 500,000 shares of our stock at an exercise price of $1.30 per share and on December 31, 2003 was granted an option to purchase 100,000 shares at a price equal to $1.90 per share, our common stock closing price on Nasdaq for the preceding day. These options have a term of ten years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. Subject to closing of the Petrohawk transaction and subsequent stockholder approval, the option agreements with Mr. Wilkins will be amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the Petrohawk transaction even if Mr. Wilkins' employment should be terminated. Under the terms of the purchase agreement, Petrohawk has agreed to present to our stockholders following the closing a proposal that the amendment of these options and all of the other options held by our employees be approved and to vote its shares in favor of the proposal. See "Terms of the Purchase Agreement—Covenants—Post-Closing Covenants—Amendment of Stock Options."

        Joseph L. Burnett, our Chief Financial Officer and Secretary, has options and warrants to purchase 255,000 shares of our stock. Mr. Burnett was issued 100,000 warrants in 2000 as an inducement for his employment with us. These warrants are currently exercisable at a price of $8.38 per share and expire May 31, 2005. Also in 2000, Mr. Burnett was granted options to purchase 30,000 shares of our stock at an exercise price of $7.70. These options have a term of five years and vested upon grant. In 2001, Mr. Burnett was granted options to purchase 25,000 shares of our stock at an exercise price of $4.00. These options also have a term of five years and vested upon grant. In 2003, Mr. Burnett was granted options to purchase 100,000 shares of our stock at an exercise price of $1.00. These options have a term of six years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. Subject to closing of the Petrohawk transaction and subsequent stockholder approval, the option agreements with Mr. Burnett will be amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the Petrohawk transaction or until they would have otherwise expired absent termination of employment, whichever is earlier, even if Mr. Burnett's employment should be terminated. Under the terms of the purchase agreement, Petrohawk has agreed to present to our stockholders following the closing a proposal that the amendment of these options and all of the other options held by our employees be approved and to vote its shares in favor of the proposal. See "Terms of the Purchase Agreement—Covenants—Post-Closing Covenants—Amendment of Stock Options."

Compensation Committee Report on Executive Compensation

        During 2003, the members of the compensation committee were Robert C. Stone, Jr., Robert E. Davis, Jr., outside directors of Beta, and from October 21, 2002 until June 20, 2003, David A. Wilkins, President and Chief Executive Officer. On June 20, 2003, Rolf N. Hufnagel replaced Mr. Wilkins and the compensation committee now consists of all outside directors.

  Report of the Compensation Committee

        As the compensation committee of the board of directors, we are responsible for formulating and recommending to the full board of directors the compensation paid to Beta's executive officers, including Mr. Wilkins, the President and Chief Executive Officer. We generally review executive compensation on an annual basis. In reviewing the overall compensation of our executive officers, we consider the following components of executive compensation:

  •
  base salaries;

  •
  stock option grants;

  •
  cash bonuses;

  •
  insurance plans; and

  •
  contributions by Beta to the retirement plan.

        In establishing the compensation paid to our executives, we emphasize providing compensation that will

  •
  motivate and retain the executives and reward performance,

  •
  encourage the long term success of Beta, and

  •
  encourage the application of prudent decision making processes in an industry marked by volatility and high risk.

Historically, we have evaluated compensation paid to our executive officers based upon the following factors:

  •
  the growth in Beta's oil and gas reserves;

  •
  the market value of Beta's common stock;

  •
  cash flow;

  •
  the extent to which the executive officers have been successful in finding and creating opportunities for Beta to participate in drilling or acquisition ventures having quality prospects;

  •
  the ability of our executives to formulate and maintain sound budgets for drilling ventures and other business activities;

  •
  the overall financial condition of Beta;

  •
  the extent to which proposed business plans are met; and

  •
  by comparing the compensation packages of our executive officers with the compensation packages of executive officers of other companies similar to Beta.

        We do not assign relative weights or rankings to these factors. Instead, we make subjective determinations based upon a consideration of all of these factors.

        In establishing base salaries for the executive officers, we have not relied on independent consultants to analyze or prepare formal surveys for us. However, we do make informal comparisons of our executives' compensation with the compensation paid to executives of other publicly and privately held companies similar to Beta. We also rely on our general knowledge and experience in the oil and gas industry, focusing on a subjective analysis of each of our executives' contributions to Beta's overall performance. In addition, we take into account the fact that we do not provide significant perquisites to our executive officers. While specific performance levels or "benchmarks" are not used to establish salaries or grant stock options, we do take into account historic comparisons of Beta's performance. With respect to awards of stock options, we attempt to provide the executives with an incentive compensation vehicle that could result in future additional compensation to the executives, but only if the value of our common stock increases for all stockholders. All stock options are granted with exercise prices equal to or greater than the fair market value of the common stock on the date of grant. When awarding stock options, we consider the number of options granted on prior occasions and the length of time between option grants.

        As partial consideration for the forfeiture of Mr. Wilkins' incentive common stock options (vested and unvested) with his former employer, Mr. Wilkins was granted an option to purchase 500,000 shares of Beta's stock at an exercise price of $1.30 per share. We also granted Mr. Wilkins an option to purchase 100,000 shares on December 31, 2003 at an exercise price of $1.90 per share. All of these options have a term of ten years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. We also awarded a $50,000 cash signing bonus to Mr. Wilkins in October 2002 with additional deferred signing bonuses of $250,000 on January 2, 2003, $150,000 on July 1, 2003 and $150,000 on January 2, 2004.

        In reviewing the overall compensation offered to Mr. Wilkins for his employment with Beta, we considered Beta's overall financial condition as well as the individual contributions made by Mr. Wilkins. We feel that the stock option awards to our executive officers, including Mr. Wilkins, act as a catalyst to advancing the financial interests of stockholders along with those of management. It is our conclusion that the amount and types of compensation currently being paid to our executive officers are sufficient to motivate them and encourage their efforts to increase the value of Beta for all stockholders.

        Provisions of the Internal Revenue Code that restrict the deductibility of certain compensation over one million dollars per year has not been a factor in our considerations or recommendations.

        On October 15, 2003, the compensation committee approved and recommended to our board of directors a severance arrangement for all of our employees in connection with the consummation of the Petrohawk transaction. Under this arrangement, all outstanding stock options will vest in full and the options will continue to be exercisable for a five-year period from the date of closing or until they would have otherwise expired absent termination of employment, whichever is shorter, even if the employment of the option holder is terminated. Under the current option provisions, only a portion of the options are currently exercisable (which amounts increase over time with Beta) and would terminate at the end of 90 days following termination of the employment of the option holder. In addition to the amendment of the employee stock options, each employee will receive a severance payment equal to a stated multiple of his or her monthly salary. Mr. Wilkins and Joseph L. Burnett, our Chief Financial Officer hold options covering 600,000 shares and 155,000 shares respectively, and will receive severance payments of $160,000 and $125,000 respectively, which equal one year's salary.

Respectfully Submitted,
Robert C. Stone, Jr.
Robert E. Davis, Jr.
Rolf N. Hufnagel

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        From October 21, 2002 when David A. Wilkins, was appointed as a director and President and Chief Executive Officer, until June 20, 2003, he was a member of the compensation committee and participated in deliberations concerning executive officer compensation, including his own. On June 20, Rolf N. Hufnagel, an outside director of Beta, replaced Mr. Wilkins on the compensation committee. The other members of the committee during 2002 and 2003, Robert C. Stone, Jr. and Robert E. Davis, Jr., are outside directors of Beta.

        Directors Robert E. Davis, Jr. and Rolf N. Hufnagel have overriding royalty interests in certain of our oil and gas properties. See "Certain Relationships and Related Transactions" below.

Common Stock Performance Graph

        The following common stock performance graph shows the performance of Beta's stock up to December 31, 2003. As required by applicable rules of the SEC, the performance graph shown below was prepared based on the following assumptions:

  1.
  A $100 investment was made in our common stock and each index on 7/9/99.

  2.
  The indices are weighted daily, using the market capitalization on the previous trading day.

  3.
  If the quarterly interval, based on the fiscal year end, is not a trading day, the preceding trading day is used.

  4.
  All dividends are reinvested on the ex-dividend date.

        The indices in the performance graph compare the annual cumulative total stockholder return on our common stock with the cumulative total return of The Nasdaq Stock Market (U.S.) Index and a peer group index comprised of five U.S. companies engaged in crude oil and natural gas operations whose stocks were traded on Nasdaq during the period from July 9, 1999 through December 31, 2003. July 9, 1999 is the date on which we commenced trading on Nasdaq. The companies that comprise the peer group are Brigham Exploration Co. (BEXP), Carrizo Oil & Co., Inc. (CRZO), Cheniere Energy, Inc. (CXY), Edge Petroleum Corp. (EPEX) and Parallel Petroleum Corp. (PLLL). The following information has been provided by Research Data Group.

Total Return Analysis	7/9/99	9/99	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	12/02	12/03
Beta	100.00	106.25	123.97	164.58	181.25	154.17	124.73	117.18	133.33	82.50	81.17	14.33	32.83
NASDAQ	100.00	98.42	145.46	163.30	141.99	130.66	87.49	65.31	76.98	53.40	69.42	47.99	99.61
Peer Group	100.00	102.04	65.25	84.10	107.32	181.88	175.26	160.19	131.50	99.52	103.89	113.84	247.69

[GRAPH]

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and holders of 10% or more of any class of our stock to report to the SEC, by a specified date, initial reports of ownership and reports of changes in ownership of our stock and other equity securities. We believe that during the fiscal year ended December 31, 2003, our directors and executive officers complied with all these filing requirements, based solely on a review of copies of reports filed under Section 16(a) furnished to us and on the written representations of our directors and executive officers except for one delinquent Form 4 filing by Rolf N. Hufnagel pertaining to one transaction for a stock option grant and one delinquent Form 4 filing by David A. Melman pertaining to one transaction for a stock option grant.

Certain Relationships and Related Transactions

        Director Robert E. Davis, Jr. has overriding royalty interests in certain of our oil and gas properties that were acquired from Red River Energy, LLC in September 2000. Mr. Davis, former Executive Vice President and Chief Financial Officer of Red River, received the overriding royalty interests as part of his compensation while employed at Red River. Mr. Davis received approximately $49,800 in royalty income from Beta properties during 2003.

        Director Rolf N. Hufnagel, director since June 20, 2003, and his wife have overriding royalty interests in certain of our oil and gas properties that were acquired from Red River in September 2000. Mr. Hufnagel received the overriding royalty interests as part of his compensation while employed at Red River. Mr. Hufnagel and his wife, collectively, received approximately $136,300 in royalty income from Beta properties during 2003.

PROPOSAL NO. 2:

INCREASE IN AUTHORIZED CAPITAL STOCK

        Our authorized capital stock consists of 55,000,000 shares, of which 50,000,000 are common stock and 5,000,000 preferred stock. At the special meeting, our board of directors will ask stockholders to approve an amendment to our articles of incorporation to increase the number of authorized shares of our capital stock from 55,000,000 to 105,000,000 shares, of which 100,000,000 will be common stock and 5,000,000 will be preferred stock. The text of this proposed amendment is included in the Certificate of Amendment attached as Appendix F to this proxy statement.

Overview

        Under Nevada corporate law, we are required to obtain approval from our stockholders to amend our articles of incorporation to increase the number of shares of capital stock authorized for issuance. After taking into consideration our current outstanding equity obligations, together with, if approved by our stockholders, our obligations under the Petrohawk transaction as described in Proposal No. 1, the board of directors has determined that it is necessary to increase the number of shares of capital stock authorized for issuance to 105,000,000, of which 100,000,000 will be common stock and 5,000,000 will be preferred stock.

        If approved by our stockholders and subject to the approval of Proposal No. 1, the change in authorized shares would become effective as soon as reasonably practicable after the special meeting by filing the Certificate of Amendment with the Nevada Secretary of State. See "Summary of Proxy Statement—Stockholder Approval," above.

Reasons for Proposal

        Our articles of incorporation currently authorize the issuance of up to 55,000,000 shares of capital stock, consisting of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock.

        As of March 1, 2004, we had 33,591,693 shares of common stock available for future issuances in excess of the outstanding common stock, our future obligations to issue common stock, and other shares of common stock that have been reserved under existing stock option plans. If our stockholders approve Proposal No. 1 and the Petrohawk transaction contemplated by Proposal No. 1 is consummated, there would be, based upon shares, warrants and stock options outstanding as of March 1, 2004, as adjusted to give effect to the issuance of securities under the Petrohawk transaction and without any increase in our authorized capital stock, an aggregate deficit of 9,059,822 shares of common stock and none available for future issuance in excess of the outstanding common stock, future obligations to issue common stock, and other shares of common stock reserved under existing stock plans, and 4,395,729 shares of preferred stock available for future issuances.

        The board of directors believes that it is very important to have available for issuance a number of authorized shares of common stock and preferred stock that will be adequate to provide for future stock issuances to meet our obligations described above and for future corporate needs. The additional authorized shares would be available for issuance from time to time at the discretion of the board of directors without further stockholder action except as may be required for a particular transaction by law, the policies of Nasdaq or other agreements and restrictions, including restrictions pursuant to the terms of the preferred stock. The shares would be issuable for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of either equity or convertible debt, stock splits or issuances under current and future stock plans. The board of directors believes that that these additional shares will provide us with needed flexibility to issue shares in the future without potential expense and delay incident to obtaining stockholder approval for a particular issuance. Except for our existing obligations on the date of this proxy statement and the Petrohawk transaction and other matters described herein, we do not currently have any plans, understandings or agreements for the issuance or use of the additional shares of common stock or preferred stock to be approved under this Proposal No. 2.

Principal Effects on Outstanding Common Stock

        Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of stockholders and to receive ratably dividends, if any, as may be declared from time to time by the board of directors from funds legally available therefore, subject to the payment of any outstanding preferential dividends declared with respect to any preferred stock that from time to time may be outstanding, including the 8% Cumulative Convertible Preferred Stock. Upon our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all of our obligations, subject to the rights to receive preferential distributions of the holders of any preferred stock then outstanding. Under Nevada law, once authorized, the common stock may be issued without further approval by our stockholders, subject to applicable restrictions and agreements, including restrictions pursuant to the terms of the 8% Cumulative Convertible Preferred Stock. Holders of common stock do not have any preemptive rights to subscribe for the purchase of any shares of common stock, which means that current holders of common stock do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership.

        The proposal to increase the authorized capital stock will affect the rights of existing holders of common stock to the extent that future issuances of common stock will reduce each existing stockholder's proportionate ownership.

        Although not a factor in the decision by the board of directors to increase our authorized capital stock, one of the effects of such increase may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of Beta by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. The board of directors would have additional shares of common stock available to effect, unless prohibited by the regulations of Nasdaq, applicable law or other agreements or restrictions (including restrictions pursuant to the terms of the 8% Cumulative Convertible Preferred Stock), a sale of shares (either in public or private transactions), merger, consolidation or similar transaction in which the number of our outstanding shares would be increased and would thereby dilute the interest of a party attempting to obtain control of us.

Board Recommendation

        The board of directors recommends that the stockholders vote "FOR" Proposal No. 2 to increase the number of shares of common stock authorized for issuance under our articles of incorporation.

PROPOSAL NO. 3:

ADJOURNMENTS OF SPECIAL MEETING

        If at our special meeting of stockholders, the holders of shares of Beta stock present, in person or by proxy, do not constitute a quorum, or the number of shares voting in favor of Proposal No. 1 or Proposal No. 2 is insufficient for approval of that proposal, there may be a proposal presented to adjourn the special meeting in order to enable the Beta board of directors to continue to solicit additional proxies in favor of either or both of the proposals.

        We are asking you to authorize the holder of any proxy solicited on behalf of the Beta board of directors to vote in favor of the proposed adjournment of the special meeting, and any later adjournments, if necessary, to a date or dates not later than July 24, 2004. If the Beta stockholders approve the adjournment proposal, we could adjourn and reconvene the special meeting, and any adjourned session of the special meeting, to a date not later than July 24, 2004 and use the additional time to solicit additional proxies in favor of either or both proposals, including the solicitation of proxies from Beta stockholders that previously voted against the proposal.

        Under our bylaws, the adjournment proposal requires the approval of the holders of a majority of the votes represented in person or by proxy at the special meeting. Accordingly, broker non-votes and abstentions will have the effect of a vote against this proposal.

Board Recommendation

        The board of directors recommends that the stockholders vote "FOR" Proposal No. 3 to approve any proposal to adjourn the Special Meeting of Stockholders at a later date but not later than July 24, 2004.

STOCKHOLDER PROPOSALS

        Stockholders who desired to submit proposals for inclusion in our proxy statement for the 2004 Annual Meeting of Stockholders must have submitted proposals to us at our principal executive office on or before December 31, 2003. If any stockholder proposes to present any matter for consideration at the 2004 Annual Meeting without having it included in our proxy statement for that meeting, we must have received notice of that matter on or prior to March 31, 2004 or the persons holding proxies will have discretionary authority to vote the shares subject to those proxies in their discretion.

        Proposals and other notices should be sent to:

Secretary of Beta Oil & Gas, Inc.
6120 South Yale Avenue
Suite 813
Tulsa, Oklahoma 74136

        The use of certified mail, return receipt requested, is suggested.

MATERIALS INCORPORATED BY REFERENCE

        Our Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003, filed with the SEC on April 20, 2004 is incorporated into this proxy statement by reference. A copy of the report is being mailed to stockholders of record along with this proxy statement. Stockholders may obtain, without charge, a copy of this report as filed with the SEC, by calling (918) 495-1011 or by writing to:

Secretary of Beta Oil & Gas, Inc.
6120 South Yale Avenue
Suite 813
Tulsa, Oklahoma 74136

OTHER MATTERS

        The board knows of no other business matters to be acted upon at the special meeting other than those referred to in this proxy statement. If any other matters properly come before the special meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board may recommend.

Appendix A

SECURITIES PURCHASE AGREEMENT

BETWEEN

PETROHAWK ENERGY, LLC

AND

BETA OIL & GAS, INC.

December 12, 2003

ARTICLE I	TERMS DEFINED
Section 1.1	Definitions	A-1
Section 1.2	Accounting Terms and Determinations	A-10
Section 1.3	Gender and Number	A-10
Section 1.4	References to Agreement	A-10
ARTICLE II	PURCHASE AND SALE OF SECURITIES
Section 2.1	Purchase and Sale	A-10
Section 2.2	Closing	A-10
Section 2.3	Delivery	A-10
Section 2.4	Payment	A-10
ARTICLE III	RESERVATION AND ISSUANCE OF CONVERSION SHARES	A-10
ARTICLE IV	RESERVATION AND ISSUANCE OF WARRANT SHARES	A-11
ARTICLE V	INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER OF SECURITIES	A-11
ARTICLE VI	CONDITIONS
Section 6.1	Conditions Precedent to Petrohawk's Obligations at Closing	A-12
Section 6.2	Conditions Precedent to the Company's Obligations at Closing	A-14
ARTICLE VII	REPRESENTATIONS AND WARRANTIES
Section 7.1	Corporate Existence and Power	A-21
Section 7.2	Corporate and Governmental Authorization	A-15
Section 7.3	Binding Effect	A-16
Section 7.4	Capitalization	A-16
Section 7.5	Issuance of Securities	A-16
Section 7.6	Financial Statements	A-16
Section 7.7	Material Agreements	A-17
Section 7.8	BOK Senior Debt Documents	A-17
Section 7.9	Investments	A-17
Section 7.10	Outstanding Debt	A-18
Section 7.11	Transactions with Affiliates	A-18
Section 7.12	Employment Matters	A-18
Section 7.13	Litigation	A-19
Section 7.14	ERISA	A-19
Section 7.15	Taxes	A-20
Section 7.16	Title to Assets	A-20
Section 7.17	Licenses, Permits, Etc.	A-21
Section 7.18	Proprietary Rights	A-21
Section 7.19	Compliance with Law	A-21
Section 7.20	Environmental Matters	A-21
Section 7.21	Fiscal Year	A-23
Section 7.22	No Default	A-23
Section 7.23	Insurance	A-23
Section 7.24	Government Regulation	A-23
Section 7.25	Securities Law	A-23
Section 7.26	Brokers and Finders	A-23
Section 7.27	Company SEC Documents; Commission Inquires	A-24
Section 7.28	Oil and Gas Operations	A-24
Section 7.29	Financial and Commodity Hedging	A-25

2

Section 11.12	Final Agreement	A-41
Section 11.13	Waiver of Right to Trial by Jury	A-41
Section 11.14	Publicity	A-41
Section 11.15	Cooperation	A-41
Section 11.16	Additional Actions	A-41

Exhibits

Exhibit A	Convertible Promissory Note
Exhibit B	Registration Rights Agreement
Exhibit C	Stockholders Agreement
Exhibit D	Warrant Certificate
Exhibit E	Major Stockholders

3

SECURITIES PURCHASE AGREEMENT

        THIS SECURITIES PURCHASE AGREEMENT is entered into effective this 12th day of December, 2003, by and between Petrohawk Energy, LLC, a Delaware limited liability company ("Petrohawk") and Beta Oil & Gas, Inc., a Nevada corporation (the "Company").

W I T N E S S E T H:

        WHEREAS, the Company has authorized and desires to issue and sell to Petrohawk (a) certain shares of the Company's common stock, (b) a senior convertible note, and (c) certain warrants to purchase shares of the Company's common stock, all on the terms and conditions set forth herein;

        WHEREAS, Petrohawk desires to purchase such securities from the Company on the terms and conditions set forth herein; and

        WHEREAS, the Company, Petrohawk and the Major Stockholders have entered into the Stockholders Agreement in the form of Exhibit C attached hereto.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

TERMS DEFINED

        SECTION 1.1.    Definitions.    The following terms, as used herein, have the following meanings:

        "Affiliate" means, as to any Person, any Subsidiary of such Person, or any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and, with respect to the Company, any director or executive officer of the Company or any Subsidiary or any Person who holds ten percent (10%) or more of the voting stock of the Company, and with respect to Petrohawk, any member of Petrohawk, and to the extent applicable, the members of any such member. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, or by contract or otherwise. Petrohawk shall not be considered an Affiliate of the Company for purposes of this Agreement or the other Transaction Documents.

        "Agreement" means this Securities Purchase Agreement.

        "Audit" means any audit, assessment of Taxes, other examination by any Tax Authority, proceeding or appeal of such proceeding relating to Taxes.

        "Authorized Officer" means, as to any Person, its chairman (except that the chairman of the Company is not an Authorized Officer of the Company), its chief executive officer, its president, its chief operating officer, its Financial Officer and any vice president.

        "Benefit Plan" means any employee benefit plan or welfare benefit plan within the meaning of section 3(2) of ERISA maintained by the Company, any of its Subsidiaries or any ERISA Affiliate that is or was previously covered by Title IV of ERISA or subject to the minimum funding standards under section 412 of the IRC, including a "multiemployer plan" as such term is defined in section 3(37) of ERISA, under which the Company or any of its Subsidiaries has any current or future obligation or liability and under which any present or former employee of the Company or any of its Subsidiaries, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits.

        "BOK" means Bank of Oklahoma, National Association.

        "BOK Senior Credit Agreement" means that certain First Amended and Restated Revolving Credit Agreement dated as of March 30, 1999, by and among the Company, Beta Operating Company, L.L.C., as Borrower, and BOK, as Lender as amended on February 1, 2000, June 15, 2000, March 19, 2001, March 15, 2002 and June 30, 2003.

        "BOK Senior Debt" means all Debt of the Company outstanding under the BOK Senior Credit Agreement, including all renewals and extensions thereof.

        "BOK Senior Debt Documents" means the BOK Senior Credit Agreement and all promissory notes, security agreements, mortgages, deeds of trust, assignments, guarantees and other documents, instruments and agreements executed and delivered pursuant to the BOK Senior Credit Agreement evidencing, securing, guaranteeing or otherwise pertaining to the BOK Senior Debt and other obligations arising under the BOK Senior Credit Agreement, as the foregoing may be amended, renewed, extended, supplemented, increased or otherwise modified from time to time to the extent permitted hereunder.

        "Business Day" means any day except a Saturday, Sunday or other day on which banking institutions in Tulsa, Oklahoma are authorized by law to close.

        "Capital Lease" means, for any Person, as of any date, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee of such lease prepared as of such date in accordance with GAAP.

        "Change of Control" means the occurrence of any of the following: (a) the sale, lease, transfer or other disposition, in one transaction or a series of related transactions, of more than fifty percent (50%) of the value of the Oil and Gas Interests as set forth in the most current reserve report of the Company and any of its Subsidiaries (on the date hereof, the Reserve Report is the most recent reserve report), or (b) any sale, transfer, merger, consolidation, disposition or other transaction which results in any Person or Persons individually or together with their Affiliates owning more than fifty percent (50%) of the Common Stock on a Fully Diluted Basis. The issuance of the Securities pursuant to this Agreement and the other Transaction Documents shall not constitute a Change of Control as contemplated hereby or by the other Transaction Documents.

        "Charter Documents" means, with respect to any Person, its certificate of incorporation, articles of incorporation, certificate of formation, articles of organization, bylaws, partnership agreement, regulations, limited liability company agreement, operating agreement and all other comparable charter documents.

        "Closing" has the meaning given such term in Section 2.2 hereof.

        "Closing Date" means no later than the first Business Day after the date of the Company's Stockholders' meeting whereby the Company Stockholder Approval is obtained.

        "Closing Transactions" means the transactions which will occur on the Closing Date pursuant to the Transaction Documents.

        "COBRA" has the meaning given such term in Section 7.14 hereof.

        "Commission" means the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act or the Exchange Act.

        "Common Stock" means the Company's common stock, par value $0.001 per share.

        "Common Stock Shares" means the 15,151,515 shares of Common Stock to be purchased by Petrohawk pursuant to this Agreement.

        "Common Stock Shares and Warrant Purchase Price" has the meaning given such term in Section 2.1 hereof.

        "Company" has the meaning given such term in the preamble hereto.

        "Company Acquisition Proposal" has the meaning given such term in Section 9.12 hereof.

        "Company Financial Statements" means the audited and unaudited consolidated financial statements of the Company and its Subsidiaries (including the related notes) included (or incorporated by reference) in the Company's Annual Report on Form 10-K for each of the four fiscal years ended December 31, 2000, 2001, 2002, and the Company's Quarterly Report on Form 10-Q for its fiscal quarters ended March 31, June 30, 2003 and September 30, 2003, filed with the Commission.

        "Company Material Adverse Effect" means any event, circumstance, condition, development or occurrence causing, resulting in or having (or with the passage of time likely to cause, result in or have) a material adverse effect on the financial condition, business, assets, properties, prospects or results of operations of the Company or any of its Subsidiaries. Company Material Adverse Effect shall not include any event, circumstance, condition, development or occurrence resulting from (x) any changes in general United States or global economic conditions or (y) any changes affecting the oil and gas industry in general (including changes to commodity prices).

        "Company Material Agreements" has the meaning set forth in Section 7.7 hereof.

        "Company Preferred Stock" has the meaning set forth in Section 7.4 hereof.

        "Company SEC Documents" has the meaning set forth in Section 7.27 hereof.

        "Company Stockholder Approval" shall mean the approval of the issuance of the Securities pursuant to this Agreement, any other proposals necessary to effect the issuance of the Securities by the respective numbers of stockholders of the Company necessary under law to approve such items. For this purpose, a proposal to increase the number of Company authorized shares to cover the Warrant Shares and Conversion Shares shall not be considered a part of "Company Stockholder Approval.".

        "Confidentiality Agreement" means that certain confidentiality agreement dated August 29, 2003, by and between the Company and Petrohawk.

        "Conversion Shares" means shares of Common Stock issued upon conversion of the Note.

        "Debt" means, for any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all indebtedness of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) the present value of all obligations in respect of Capital Leases of such Person, (g) any obligation of such Person representing the deferred purchase price of property or services purchased by such Person other than trade payables incurred in the ordinary course of business or funds held in suspense by the Company or any of its Subsidiaries in connection with the operation of oil and gas wells and the marketing of production therefrom, (h) any indebtedness, liability or obligation secured by a Lien on the assets of such Person whether or not such indebtedness, liability or obligation is otherwise non-recourse to such Person, (i) liabilities arising under future contracts, forward contracts, swap, cap or collar contracts, option contracts, hedging contracts, other derivative contracts and similar agreements, (j) liabilities with respect to payments received in consideration of oil, gas or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment), (k) all obligations of such Person (whether contingent or otherwise) in respect of bankers acceptances, letters of credit, surety or other bonds and similar instruments, (l) all obligations under leases (other than Capital Leases and oil and gas leases) which require such Person or its Affiliate to make payments, (m) all Debt (as described in the other clauses of this definition) of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (n) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person, (o) any capital stock of such

Person in which such Person has a mandatory obligation to redeem such stock, (p) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment, and (q) all liability of such Person as a general partner or joint venturer for obligations of the nature described in (a) through (p) preceding.

        "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

        "Defensible Title" means such right, title and interest that is (a) evidenced by an instrument or instruments filed of record in accordance with the conveyance and recording laws of the applicable jurisdiction to the extent necessary to prevail against competing claims of bona fide purchasers for value without notice and (b) subject to Permitted Encumbrances, free and clear of all Liens, claims, infringements, burdens or other defects.

        "Disclosure Schedule" means the disclosure schedule entitled Beta Disclosure Schedule separately provided by the Company to Petrohawk on or before the date hereof, and any documents listed on such disclosure schedule and expressly incorporated therein by reference.

        "DO Indemnification Period" has the meaning set forth in Section 9.11 hereof.

        "Environmental Complaint" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state, municipal or other Governmental Authority or any other party involving a Hazardous Discharge, Environmental Contamination or any violation of any order, permit or Environmental Law and Laws.

        "Environmental Contamination" means the presence of any Hazardous Substances, which presence results from a Hazardous Discharge.

        "Environmental Law and Laws" means any law, common law, ordinance, regulation or policy of any Governmental Authority, as well as any order, decree, permit, judgment or injunction issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof), industrial hygiene, the environmental conditions on, under, or about any real property owned, leased or operated at any time by the Company or any of its Subsidiaries or any real property owned, leased or operated by any other party, including, without limitation, soil, groundwater, and indoor and ambient air conditions or the reporting or remediation of Environmental Contamination. Environmental Law and Laws include, without limitation, the Clean Air Act, as amended, the Federal Water Pollution Control Act, as amended, the Rivers and Harbors Act of 1899, as amended, the Safe Drinking Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Oil Pollution Act of 1990, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, the Occupational Safety and Health Act, as amended, the Hazardous Materials Transportation Act, as amended, and any other federal, state and local law whose purpose is to conserve or protect health, the environment, wildlife or natural resource.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

        "ERISA Affiliate" means the Company or any of its Subsidiaries and any other corporation or trade or business under common control with the Company or any of its Subsidiaries or treated as a single employer with the Company or any of its Subsidiaries as determined under sections 414(b), (c), (m) or (o) of the IRC.

        "Event of Default" has the meaning set forth in the Note.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute.

        "Exhibit" refers to an exhibit attached to this Agreement and incorporated herein by reference, unless specifically provided otherwise.

        "Financial Officer" means, as to any Person, its chief financial officer, or if no Person serves in such capacity, the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, financial compliance and similar functions.

        "Fully Diluted Basis" means, with reference to outstanding Common Stock, the shares of Common Stock that would be outstanding assuming that all outstanding options, warrants and other rights to acquire Common Stock had been exercised (regardless of whether such rights are then exercisable) and all securities convertible into Common Stock had then been converted (regardless of whether such securities are then convertible) and had been issued, all in accordance with GAAP. Any reference in this Agreement or any of the other Transaction Documents to "holder(s) of outstanding Common Stock on a Fully Diluted Basis" or words of similar import shall be deemed to include holder(s) of outstanding options, warrants or similar rights to acquire Common Stock or securities convertible into Common Stock.

        "GAAP" means generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their successors which are applicable in the circumstances as of the date in question; and the requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

        "Governmental Authority" means any national, state or county, municipal government, domestic or foreign, any agency, board, bureau, commission, court, department or other instrumentality of any such government, or any arbitrator in any case that has jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets.

        "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support of otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that, the term "Guaranty" shall not include endorsements for collection or deposit in the ordinary course of business. For purposes of this Agreement, the amount of any Guaranty shall be the maximum amount that the guarantor could be legally required to pay under such Guaranty.

        "Hazardous Discharge" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of a Hazardous Substance at, from, onto, under or within any real property owned, leased or operated at any time by the Company or any of its Subsidiaries or any real property owned, leased or operated by any other Person.

        "Hazardous Substance" means any pollutant, toxic substance, hazardous waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Environmental Law and Laws or which is otherwise regulated by any Environmental Law and Laws.

        "Holder" with respect to any Security, shall mean the record or beneficial owner of such Security.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Hydrocarbons" means oil, condensate, gas, casinghead gas, drip gasoline, natural gasoline, natural gas liquids and other liquid or gaseous hydrocarbons and all products refined or separated therefrom.

        "Indemnified Parties" has the meaning set forth in Section 9.11 hereof.

        "Intellectual Property" has the meanings set forth in Section 7.18 hereof.

        "Investment" in any Person means any investment, whether by means of securities purchase (whether by direct purchase from such Person or from an existing holder of securities of such Person), loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of any Debt or other obligation of such Person, or the subordination of any claim against such Person to other Debt or other obligation of such Person; provided, that, "Investments" shall not include advances made to employees of such Person for reasonable travel, entertainment and similar expenses incurred in the ordinary course of business.

        "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any regulation promulgated thereunder, and any successor statute.

        "Knowledge" means actual knowledge, and, with respect to any corporation, limited liability company, partnership or other business entity, shall mean the actual knowledge of the officers, managers, general partners or other executive management of such entity.

        "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality, or Governmental Authority.

        "Lien" means any interest in property securing an obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of oil and gas properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person in a transaction intended to create a financing.

        "Major Stockholders" means those Company Stockholders set forth on Exhibit E.

        "Material Agreement" means any written or oral agreement, contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject (a) which is not cancelable by such Person upon notice of sixty (60) days or less without liability for further payment other than nominal penalty, (b) pursuant to which such Person acquires any material portion of the raw materials, supplies or services used or consumed by such Person in the operation of its business (unless such raw materials, supplies or services are readily available to such Person from other sources on comparable terms), or (c) pursuant to which such Person derives any material part of its revenues.

        "Maximum Lawful Rate" means the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the Note at such time to exceed the maximum amount which Noteholders would be allowed to contract for, charge, take, reserve, or receive under applicable Law after taking into account, to the extent required by applicable Law, any and all relevant payments or charges under the Transaction Documents.

        "Note" means the Company's Senior Convertible Promissory Note in the principal amount of $35,000,000 to be issued by the Company to Petrohawk pursuant to this Agreement which shall be in the form of Exhibit A attached hereto.

        "Note Purchase Price" has the meaning given such term in Section 2.1 hereof.

        "Note Register" means a register maintained by the Company setting forth the name and address of each Noteholder and the principal amount of the Note held by such Noteholder.

        "Noteholder" means any Person in whose name a Note is registered on the Note Register.

        "Obligations" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of the Company, any of its Subsidiaries and any other Person arising pursuant to the Transaction Documents, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

        "Oil and Gas Interest(s)" means (a) direct and indirect interests in and rights with respect to oil, gas, mineral and related properties and assets of any kind and nature, direct or indirect, including working, royalty and overriding royalty interests, production payments, operating rights, net profits interests, other non-working interests and non-operating interests; (b) interests in and rights with respect to Hydrocarbons and other minerals or revenues therefrom and contracts in connection therewith and claims and rights thereto (including oil and gas leases, operating agreements, area of mutual interest agreements, farmout agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing contracts and agreements and, in each case, interests thereunder), surface interests, fee interests, mineral servitudes, reversionary interests, reservations and concessions; (c) easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and (d) interests in equipment and machinery (including well equipment and machinery), oil and gas production, gathering, transmission, compression, treating, injection, processing, and storage facilities (including tanks, tank batteries, pipelines, salt water disposal systems, and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing.

        "Ownership Interests" means the ownership interests of the Company and any of its Subsidiaries in its assets, as set forth on Schedule 1.1A of the Disclosure Schedule.

        "Per Share Stock Price" means for the Common Stock on any day, the last sale price, or, in case no such sale takes place on such day, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, or such other system then in use.

        "Permitted Encumbrances" means (a) Liens for Taxes, assessments or other governmental charges or levies if the same shall not at the particular time in question be due and delinquent or (if foreclosure, distraint, sale or other similar proceedings shall not have been commenced or if commenced, shall have been stayed) are being contested in good faith by appropriate proceedings and if the Company or any of its Subsidiaries shall have set aside on their books such reserves (segregated to the extent required by sound accounting principles) as may be required by GAAP or otherwise determined by their boards of directors to be adequate with respect thereto; (b) Liens of carriers, warehousemen, mechanics, laborers, materialmen, landlords, vendors, workmen and operators arising by operation of law in the ordinary course of business or by a written agreement existing as of the date hereof and necessary or incident to the exploration, development, operation and maintenance of Hydrocarbon properties and related facilities and assets for sums not yet due or being contested in good faith by appropriate proceedings, if the Company or any of its Subsidiaries shall have set aside on its books such reserves (segregated to the extent required by sound accounting practices) as may be required by GAAP or otherwise determined by its board of directors to be adequate with respect thereto; (c) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance and social security legislation (other than ERISA); (d) Liens incurred in the ordinary course of business to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance and repayment bonds and other obligations of a like nature; (e) Liens incurred in the ordinary course of business or existing on property and not (i) reducing the Company's net revenue interest in any Oil and Gas Interests below that set forth on Schedule 1.1A, (ii) increasing the Company's Working Interest in any Oil and Gas Interest above that set forth on Schedule 1.1A or (iii) in the aggregate materially impairing the value of the assets of the Company or any of its Subsidiaries or interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries or rights to any of their assets; (f) Liens created or arising by operation of law to secure a party's obligations as a purchaser of oil and gas; (g) all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities to the extent customarily obtained subsequent to Closing; (h) farmout, carried working interest, joint operating, unitization, royalty, overriding royalty, sales and similar arrangements relating to the exploration, development of, or production from, Hydrocarbon properties entered into in the ordinary course of business; (i) preferential rights to purchase and Third Party Consents (to the extent not triggered by the consummation of the transactions contemplated herein); and (j) Liens arising under or created pursuant to the BOK Senior Debt Documents.

        "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof and shall also mean the Company.

        "Petrohawk Disclosure Schedule" means the disclosure schedule entitled Petrohawk Disclosure Schedule separately provided by Petrohawk to the Company on or before the date hereof, and any documents listed on such disclosure schedule and expressly incorporated therein by reference.

        "Petrohawk Expenses" shall have the meaning set forth in Section 6.1(e) hereof.

        "Purchase Price" has the meaning set forth in Section 2.1

        "Redemption Date" means the date on which the entire balance of the Note, including, without limitation, all accrued but unpaid interest thereon and all fees payable by the Company or its Subsidiaries in connection therewith, have been paid in full.

        "Registration Rights Agreement" means a Registration Rights Agreement to be executed by the Company and Petrohawk at Closing, in the form attached hereto as Exhibit B.

        "Reserve Engineer" shall have the meaning set forth in Section 7.31.

        "Reserve Report" shall have the meaning set forth in Section 7.31.

        "Schedule" means a "schedule" attached to the Disclosure Schedule and incorporated herein by reference, unless specifically indicated otherwise.

        "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

        "Securities" means the Note, the Common Stock Shares and the Warrants to be issued to Petrohawk, any Warrant Shares and Conversion Shares.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute.

        "Special Meeting" shall have the meaning set forth in Section 9.10.

        "Stockholders Agreement" means the stockholders agreement executed on even date herewith by the Company, Petrohawk and the Major Stockholders in the form of Exhibit C attached hereto.

        "Subsidiary" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

        "Superior Proposal" has the meaning set forth in Section 10.1 hereof.

        "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "Tax" means any one of the foregoing.

        "Tax Authority" means the Internal Revenue Service and any other domestic or foreign Governmental Authority responsible for the administration of any Taxes.

        "Tax Returns" means all federal, state, local and foreign tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax Return relating to Taxes.

        "Termination Fee" shall have the meaning set forth in Section 10.1.

        "Third Party Consents" means the consent or approval of any Person other than the Company, Petrohawk or any Governmental Authority.

        "Transaction Documents" means this Agreement, the Note, the Warrant Certificates, the Registration Rights Agreement, the Stockholders Agreement, the Confidentiality Agreement, the Company's Charter Documents and all other agreements, certificates, documents or instruments now or at any time hereafter delivered in connection with this Agreement, as the foregoing may be renewed, extended, modified, amended or restated from time to time.

        "Warrant Certificate" means the warrant certificate to be issued by the Company evidencing Warrants issued pursuant to this Agreement which shall be in the form of Exhibit D attached hereto.

        "Warrant Holder" means any Person (i) in whose name any Warrant is registered on the Warrant Register, or (ii) in whose name any Warrant Shares are registered on the books and records of the Company.

        "Warrant Register" means a register maintained by the Company setting forth the name and address of each Warrant Holder, the number of Warrants held by such Warrant Holder and the certificate number of each Warrant Certificate held by such Warrant Holder.

        "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

        "Warrants" means the warrants to purchase 10,000,000 shares of Common Stock to be issued by the Company to Petrohawk pursuant to this Agreement that shall be represented by and subject to the terms of the Warrant Certificate.

        "Working Interests" means the Company's or any of its Subsidiaries' share of all of the costs, expenses, burdens, and obligations of any type or nature attributable to the Company's or any of its Subsidiaries' interests in its oil and gas properties or any well thereon.

        SECTION 1.2.    Accounting Terms and Determinations.    Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent annual audited, consolidated financial statements of the Company delivered to Petrohawk prior to the date hereof.

        SECTION 1.3.    Gender and Number.    Words of any gender used in this Agreement shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

        SECTION 1.4.    References to Agreement.    Use of the words "herein", "hereof", "hereinabove", and the like are and shall be construed as references to this Agreement. All references in this Agreement to Exhibits, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. References in a Section of this Agreement to any Disclosure Schedule shall refer to (i) that section of the Disclosure Schedule which corresponds to the number of such Section, and (ii) any other section or schedule of the Disclosure Schedules which contains information or disclosures that reasonably relate to the substance of such Section. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof.

ARTICLE II

PURCHASE AND SALE OF SECURITIES

        SECTION 2.1.    Purchase and Sale    Subject to the satisfaction of the terms and conditions set forth herein and in reliance upon the representations and warranties of the parties set forth herein and in the other Transaction Documents (a) Petrohawk agrees to purchase from the Company and the Company agrees to issue to Petrohawk, 15,151,515 shares of Common Stock and the Warrants for an aggregate purchase price of $25,000,000 (the "Common Stock Shares and Warrant Purchase Price"), and (b) Petrohawk agrees to purchase from the Company and the Company agrees to issue to Petrohawk the Note for the purchase price of $35,000,000 (the "Note Purchase Price," and together with the Common Stock Shares and Warrant Purchase Price, the "Purchase Price").

        SECTION 2.2.    Closing.    Closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of the Company at 10:00 a.m. on the Closing Date, or at such other time, date and place as may be agreed upon in writing by the Company and Petrohawk.

        SECTION 2.3.    Delivery.    At the Closing, the Company shall deliver to Petrohawk, against payment therefor, a certificate evidencing the Common Stock Shares, the Note and the Warrant Certificate purchased by Petrohawk hereunder, in each case duly issued and in form sufficient to vest title thereto fully in Petrohawk, free and clear of all Liens other than restrictions on the resale or transfer of securities under state and federal securities laws.

        SECTION 2.4.    Payment.    At the Closing, Petrohawk shall pay the Purchase Price to the Company by wire transfer of immediately available funds.

ARTICLE III

RESERVATION AND ISSUANCE OF CONVERSION SHARES

        Except to the extent waived by Petrohawk and subject to the amendment of the articles of incorporation of the Company to increase the number of authorized shares of common stock as contemplated by Section 9.10(b) and Section 9.13(a), the Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Conversion Shares upon the Noteholder's exercise of its conversion rights under the Note, the number of shares of Common Stock deliverable upon such conversion rights. The Company covenants that all Conversion Shares issued by it will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all Taxes with respect to the issuance thereof and free from all Liens other than Liens arising by, through or under the Noteholder to whom such Conversion Shares were issued and other than restrictions on the resale or transfer of securities under state and federal securities laws.

ARTICLE IV

RESERVATION AND ISSUANCE OF WARRANT SHARES

        Except to the extent waived by Petrohawk and subject to the amendment of the articles of incorporation of the Company to increase the number of authorized shares of common stock as contemplated by Section 9.10(b) and Section 9.13(a), the Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Common Stock deliverable upon exercise of all outstanding Warrants. The Company covenants that all Warrant Shares issued by it will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all Taxes with respect to the issuance thereof and free from all Liens other than Liens arising by, through or under the Warrant Holder to whom such Warrant Shares were issued and other than restrictions on the resale or transfer of securities under state and federal securities laws.

ARTICLE V

INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER OF SECURITIES

        Petrohawk represents that it is acquiring the Securities for its own account for investment purposes only and not with a view to the distribution thereof. Petrohawk is an accredited investor as that term is defined in Regulation D promulgated by the Commission under the Securities Act. Petrohawk understands and agrees that the Securities have not been registered under the Securities Act or any state securities Laws, and that accordingly, they will not be fully transferable except as permitted under various exemptions contained in the Securities Act and applicable state securities Laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act and applicable state securities Laws. Petrohawk acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time (subject, however, to the payment terms of the Note, and the Company's obligations pursuant to the Registration Rights Agreement) since they have not been registered under the Securities Act and applicable state securities Laws and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. Absent an effective registration statement under the Securities Act and applicable state securities Laws covering the disposition of the Securities, Petrohawk will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Securities, except to an Affiliate, absent a valid exemption from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities Laws. The Company agrees that it will effect the transfer of the Securities on its books and records upon receipt of an opinion of experienced counsel reasonably acceptable to the Company stating that Petrohawk's proposed sale or transfer of the Securities is exempt from the registration and qualification requirements of the Securities Act and any applicable state securities laws. It is agreed that a legend setting forth these restrictions will be included on each of the certificates evidencing the Securities.

ARTICLE VI

CONDITIONS

        SECTION 6.1.    Conditions Precedent to Petrohawk's Obligations at Closing.    The obligations of Petrohawk to purchase the Securities pursuant to Section 2.1 are subject to the satisfaction of each of the conditions precedent set forth in this Section 6.1 on or before 10:00 a.m. (Houston, Texas time) on the Closing Date. In the event all of the conditions precedent set forth in this Section 6.1 are not satisfied by such time, Petrohawk may, at its option, terminate this Agreement and the other Transaction Documents and all obligations of Petrohawk hereunder and thereunder.

          (a)    Closing Deliveries.    The Company shall have delivered to Petrohawk, in form and substance satisfactory to Petrohawk each of the following:

              (i)  the Note to be purchased by Petrohawk pursuant to Section 2.1 duly executed and delivered by the Company and payable to Petrohawk;

             (ii)  certificates issued to Petrohawk evidencing the Common Stock Shares to be purchased by Petrohawk pursuant to Section 2.1;

            (iii)  Warrant Certificates issued to Petrohawk by the Company evidencing the Warrants to be purchased by Petrohawk pursuant to Section 2.1;

            (iv)  the Registration Rights Agreement duly executed and delivered by the Company and Petrohawk;

             (v)  resolution of the Board of Directors of the Company naming Floyd C. Wilson as President, Chief Executive Officer and Chairman of the Board of the Company;

            (vi)  a favorable opinion of Conner & Winters, P.C., counsel for the Company, in form and substance satisfactory to Petrohawk and its counsel;

           (vii)  all resolutions, certificates and documents Petrohawk may request relating to (A) the organization, existence, good standing and foreign qualification of the Company and any of its Subsidiaries, (B) the corporate authority for the execution, delivery and enforceability of this Agreement and the consummation of the Closing Transactions, (C) the stock ownership of the Company and any of its Subsidiaries, (D) evidence of all resolutions and related documents necessary to increase the Company's authorized capital to an amount equal to all shares potentially issued pursuant to the Securities, and (E) such other matters relevant to the foregoing as Petrohawk shall reasonably request, all of which shall be in form and substance satisfactory to Petrohawk and its counsel;

          (viii)  evidence satisfactory to Petrohawk that all Closing Transactions have been consummated;

            (ix)  a consent or similar agreement between Petrohawk and BOK, if required by BOK, in form and substance reasonably acceptable to Petrohawk;

             (x)  a certificate from an Authorized Officer of the Company certifying that (A) neither a Default nor an Event of Default has occurred, and (B) each and every representation and warranty of the Company in the Transaction Documents is true and correct in all material respects;

            (xi)  the Common Stock Shares, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Note shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance;

           (xii)  the Company shall take such actions and obtain such documentation necessary (including but not limited to an amendment to the Company's bylaws to provide for up to seven (7) directors) to provide that at the Closing, the Board of Directors shall consist of up to seven (7) directors. The Board of Directors of the Company shall take such further action as is necessary for the directors who will serve from the period of immediately following the Closing to the next annual meeting of the stockholders of the Company shall be those persons designated as follows: (i) three (3) members shall be designated by Petrohawk, (ii) one (1) member shall be designated by the Company, (iii) one (1) member shall be designated by Floyd C. Wilson, and (iv) two (2) members shall be designated by EnCap Investments L.P. Further, all members designated by Petrohawk and the Company shall be independent for purposes of board membership (as defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules), and in addition, three of such members shall also be independent for purposes of audit committee membership (as defined by proposed Nasdaq Marketplace Rules and Exchange Act Rule 10A-3) and the Company shall deliver resignations in form acceptable to Petrohawk of each of the officers and of the directors of the Company who are not designated by the Company pursuant to the provisions of this Section 6.1(a)(xii) to serve as a director as referenced above. In the event any party does not designate its member or member(s) to the Board of Directors prior to Closing, the Board shall consist of those members designated prior to Closing, and each party entitled to designate a member to the Board shall have the right to designate its member or members at any time from the Closing until the date of the next annual meeting of Company stockholders.

          (xiii)  such other documents, instruments and agreements as Petrohawk shall reasonably request in light of the transactions contemplated hereunder.

          The documents, certificates and opinions referred to in this Section 6.1(a) shall be delivered to Petrohawk no later than the Closing Date and shall, except as expressly provided otherwise, be dated the Closing Date.

          (b)    Absence of Default.    No Default or Event of Default shall have occurred which is continuing.

          (c)    Representations and Warranties.    The representations and warranties of the Company contained in this Agreement and in the other Transaction Documents shall be true and correct in all material respects on the Closing Date as if they were made on such date.

          (d)    No Company Material Adverse Effect.    No event has occurred or condition exists which is a Company Material Adverse Effect.

          (e)    Payment of Expenses.    The Company shall have paid, or will make arrangements to pay at Closing, in full all documented and reasonable out of pocket fees, expenses and disbursements incurred by Petrohawk in connection with its investigation, negotiation, due diligence, authorization, preparation, financing, execution, performance and closing of the transactions contemplated by this Agreement, including, without limitation, all fees and expenses of counsel to Petrohawk, engineering (reserve evaluations) costs, brokerage fees, accounting and land due diligence costs, in connection with the preparation and negotiation of the Transaction Documents and closing of the transactions contemplated hereby ("Petrohawk Expenses").

          (f)    Company Stockholder Approval.    The Company Stockholder Approval shall have been obtained.

        SECTION 6.2.    Conditions Precedent to the Company's Obligations at Closing.    The obligations of the Company to sell the Securities pursuant to Section 2.1 are subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2 on or before 10:00 a.m. (Houston, Texas time) on the Closing Date. In the event all of the conditions precedent set forth in this Section 6.2 are not satisfied by such time, the Company may, at its option, terminate this Agreement and the other Transaction Documents and all obligations of the Company hereunder and thereunder.

          (a)    Closing Deliveries.    Petrohawk shall have delivered to the Company, in form and substance satisfactory to the Company each of the following:

              (i)  the Purchase Price to be paid by Petrohawk pursuant to Section 2.1

             (ii)  the Registration Rights Agreement duly executed and delivered by the Company and Petrohawk;

            (iii)  all resolutions, certificates and documents the Company may request relating to (A) the organization, existence, good standing and foreign qualification of Petrohawk, (B) the limited liability company authority for the execution, delivery and enforceability of this Agreement and the consummation of the Closing Transactions, and (C) such other matters relevant to the foregoing as the Company shall reasonably request, all of which shall be in form and substance satisfactory to the Company and its counsel;

            (iv)  evidence satisfactory to the Company that all Closing Transactions have been consummated;

             (v)  a certificate from an Authorized Officer of Petrohawk certifying that each and every representation and warranty of Petrohawk in the Transaction Documents is true and correct in all material respects;

            (vi)  a favorable opinion of Hinkle Elkouri Law Firm L.L.C., counsel for Petrohawk, in form and substance satisfactory to the Company and its counsel;

           (vii)  such other documents, instruments and agreements as the Company shall reasonably request.

        The documents and certificates referred to in this Section 6.2(a) shall be delivered to the Company no later than the Closing Date and shall, except as expressly provided otherwise, be dated the Closing Date.

          (b)    Representations and Warranties.    The representations and warranties of Petrohawk contained in this Agreement and in the other Transaction Documents shall be true and correct in all material respects on the Closing Date as if they were made on such date.

          (c)    Company Stockholder Approval.    The Company Stockholder Approval shall have been obtained.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

        In order to induce Petrohawk to purchase the Securities, the Company hereby represents and warrants to Petrohawk that each of the following statements (a) is true and correct on the date hereof, and (b) will be true and correct after giving effect to the Closing Transactions.

        SECTION 7.1.    Corporate Existence and Power.    Beta Operating Company, L.L.C., Red River Field Services, L.L.C., TCM, L.L.C. and BETAustrailia, L.L.C. are the Company's only Subsidiaries. Each of the Company and its Subsidiaries (a) is a corporation or limited liability company, duly organized, validly existing and in good standing under the Laws of its jurisdiction of its organization set forth on Schedule 7.1 of the Disclosure Schedule, (b) has all requisite corporate or limited liability company power and authority to own, use or lease its properties and to carry on its business as now conducted and as proposed to be conducted, and (c) is duly qualified as a foreign corporation in each of the jurisdictions set forth on Schedule 7.1 on the Disclosure Schedule which constitute all jurisdictions where a failure to be so qualified could have a Company Material Adverse Effect. The Company has made available to Petrohawk a complete and correct copy of each of the Charter Documents of the Company and each of its Subsidiaries, each as amended to date, and each of such Charter Documents as so delivered is in full force and effect. Neither the Company nor any of its Subsidiaries is in default in any respect in the performance, observation or fulfillment of any provision of its Charter Documents.

        SECTION 7.2    Corporate and Governmental Authorization.    The execution, delivery and performance of this Agreement and the other Transaction Documents by each of the Company and its Subsidiaries (to the extent each is a party to this Agreement or the other Transaction Documents) are within its corporate or limited liability company powers, have been duly authorized by all necessary corporate or limited liability company action, require no action by or in respect of, or filing with, any Governmental Authority (other than filings with any applicable securities regulatory authorities to perfect exemptions from the registration or qualification requirements of applicable securities Laws and which will be made immediately following the Closing Date), and, except for matters which have been waived in writing by the appropriate Person and except for the approval of proposed transactions by the Company's secured senior lender, do not contravene, or constitute a default under, any provision of applicable Law or of the Charter Documents or of any material judgment, injunction, order, decree or Company Material Agreement binding upon the Company or any of its Subsidiaries or their respective assets, or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries other than Liens which may have been created in favor of Petrohawk.

        SECTION 7.3.    Binding Effect.    This Agreement constitutes the valid and binding agreement of the Company enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors' rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability. Each other Transaction Document when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligation of the Company, in each case enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        SECTION 7.4.    Capitalization.    The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 1,500,000 shares have been designated as 8% Cumulative Convertible Preferred Stock (the "Company Preferred Stock"). As of the date hereof, (i) 12,429,307 shares of Common Stock were issued and outstanding, (ii) 604,271 shares of Company Preferred Stock were issued and outstanding, (iii) stock options to acquire 1,480,083 shares of Common Stock were outstanding under all stock option plans and agreements of the Company, and (iv) warrants to acquire 1,839,000 shares of Common Stock were issued under all warrant agreements of the Company. Schedule 7.4 of the Disclosure Schedule sets forth the authorized and issued and outstanding capital stock of each of the Subsidiaries. All of the outstanding shares of Common Stock and shares of Company Preferred Stock are validly issued, fully paid and nonassessable, and free of preemptive rights. Schedule 7.4 of the Disclosure Schedule sets forth a list for the Company and each of its Subsidiaries, the names of the record owners of its capital stock of every class, including the number and class of shares held by each stockholder and the names of the record owner of all stock options and warrants of the Company and each of its Subsidiaries, including the number of stock options and warrants held by such owner and the exercise price and expiration date of each such option and warrants. Except as set forth above or in Schedule 7.4 of the Disclosure Schedule, and other than this Agreement, (i) there are no outstanding subscriptions, options, rights, warrants, convertible securities, stock appreciation rights, phantom equity, or other agreements or commitments (including "rights plans" or "poison pills") obligating the Company or any of its Subsidiaries to issue, transfer, sell, redeem, repurchase or otherwise acquire any shares of its capital stock of any class, and (ii) no Person has any right to require the Company or any of its Subsidiaries to register any securities of the Company or any of its Subsidiaries under the Securities Act. Except as set forth on Schedule 7.4 of the Disclosure Schedule, and except as contemplated by the Stockholders Agreement, there are no agreements, arrangements or other understandings with respect to the right to vote any shares of capital stock of the Company or any of its Subsidiaries.

        SECTION 7.5.    Issuance of Securities.    The Securities to be issued on the Closing Date, when issued upon payment of the Purchase Price in accordance with Section 2.1, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all Liens, including pre-emptive rights, except for restrictions on the resale or transfer of securities under state and federal securities laws. Upon the effectiveness of an amendment to the articles of incorporation of the Company to increase the number of authorized shares of Common Stock as contemplated by Section 9.10 and Section 9.13, the Warrant Shares, when issued upon exercise of the Warrants, and the Conversion Shares, when issued upon a conversion of the appropriate principal and unpaid interest on the Note, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all Liens, including, without limitation, all preemptive rights, except for restrictions on the resale or transfer of securities under state and federal securities laws.

        SECTION 7.6.    Financial Statements.    Each of the Company Financial Statements has been prepared from, and are in accordance with, the books and records of the Company and any of its Subsidiaries, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes thereto and subject, in the case of quarterly financial statements, to normal and recurring year-end adjustments) and fairly present, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its Subsidiaries as of the date thereof and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company and its Subsidiaries for the periods presented therein (subject to normal year-end adjustments and the absence of financial footnotes in the case of any unaudited interim financial statements). Except (a) as set forth on Schedule 7.6 of the Disclosure Schedule (b) as specifically disclosed in the Company SEC Documents filed and publicly available prior to the date hereof and (c) for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since September 30, 2003, the Company has not incurred any liabilities or obligations of any nature (contingent or otherwise) that would have a Company Material Adverse Effect. Since September 30, 2003, no event has occurred or condition exists which has had or could be expected to have a Company Material Adverse Effect. Except as disclosed in the Company SEC Documents filed and publicly available prior to the date hereof, as set forth in Schedule 7.6 of the Disclosure Schedule or as contemplated by this Agreement, since September 30, 2003 (a) the Company has conducted its business only in the ordinary course of business consistent with past practices, (b) there has not been any change or development, or combination of changes or developments that, individually or in the aggregate, would constitute a Company Material Adverse Effect, (c) there has not been any declaration, setting aside or payment of any dividend other than regular dividends payable under the terms of the Company Preferred Stock or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company, (d) there has not been any amendment of any term of any outstanding security of the Company, and (e) there has not been any change in any method of accounting or accounting practice by the Company, except for any such change required because of a concurrent change in GAAP.

        SECTION 7.7.    Material Agreements.    A complete and accurate description of every Material Agreement to which the Company or any of its Subsidiaries is a party (other than the Transaction Documents) or by which the Company or any of its Subsidiaries or any of their respective assets are bound (including all amendments and modifications thereto) (the "Company Material Agreements") is set forth in the Company SEC Documents or Schedule 7.7 of Disclosure Schedule. The Company has made available to Petrohawk or provided Petrohawk with a true and correct copy of all such Company Material Agreements, including all amendments and modifications thereof. To the Company's Knowledge, no rights or obligations of any party to any of such Company Material Agreements have been waived, and no party to any of such Material Agreements is in default of its obligations thereunder. Each of such Company Material Agreements is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and effect.

        SECTION 7.8.    BOK Senior Debt Documents.    The Company has provided to or made available to Petrohawk a true and correct copy of all of the BOK Senior Debt Documents including all amendments and modifications thereto. No rights or obligations of any party to any of such BOK Senior Debt Documents have been waived, and no party to any of such BOK Senior Debt Documents is in default of its obligations thereunder. Each of such BOK Senior Debt Documents is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and affect.

        SECTION 7.9.    Investments.    Except as set forth on Schedule 7.9 of the Disclosure Schedule and for Investments made in the ordinary course of business which are typical for companies engaged in the business of the exploration, production, development and marketing of Hydrocarbons, neither the Company nor any of its Subsidiaries has any outstanding Investments.

        SECTION 7.10.    Outstanding Debt.    Schedule 7.10 of the Disclosure Schedule contains a complete and accurate description of all Debt of the Company and any of its Subsidiaries outstanding on the date hereof. Neither the Company nor any of its Subsidiaries is in default in payment of any Debt with respect to which it is an obligor or in default of any covenant, agreement, representation, warranty or other term of any document, instrument or agreement evidencing, securing or otherwise pertaining to any such Debt.

        SECTION 7.11.    Transactions with Affiliates.    Schedule 7.11 of the Disclosure Schedule or the proxy statement for the annual meeting of the stockholders included as part of the Company SEC Documents contain a complete and accurate description of all contracts, agreements and other arrangements (whether written, oral, express or implied) between the Company or any of its Subsidiaries and any Affiliate of the Company in existence on the date hereof, including, without limitation, a complete and accurate description of all Investments of the Company or any of its Subsidiaries in any Affiliate of the Company.

        SECTION 7.12.    Employment Matters.    Schedule 7.12 of the Disclosure Schedule contains a complete and accurate list of all employees of the Company and its Subsidiaries. Such schedule also sets forth for the current fiscal year the annual salary (including projected bonuses and other cash compensation) of all such employees and all benefits (other than health insurance benefits and other similar benefits which are both customary in the industry in which the Company or any of its Subsidiaries is engaged and provided to all full time employees of the Company or any of its Subsidiaries generally) provided to such employees. Schedule 7.12 also includes a copy of the Company's severance policy and a severance package table which lists the maximum amount which may be paid to Company employees. Schedule 7.12 of the Disclosure Schedule also contains a complete and accurate description of all employment contracts, consulting agreements, management agreements, non-compete and similar agreements to which the Company or any of its Subsidiaries is a party on the date hereof. Except as set forth in Schedule 7.12 of the Disclosure Schedule, (i) there is no labor strike, dispute, slowdown, work stoppage or lockout actually pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries and, during the past five years, there has not been any such action, (ii) the Company is not a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company, (iii) none of the employees of the Company or any of its Subsidiaries is represented by any labor organization and the Company does not have any Knowledge of any current union organizing activities among the employees of the Company or any of its Subsidiaries nor does any question concerning representation exist concerning such employees, (iv) the Company and its Subsidiaries have each at all times been in material compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, and is not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law, ordinance or regulation, (v) there is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened before the National Labor Relations Board or any similar state or foreign agency, (vi) there is no grievance or arbitration proceeding arising out of any collective bargaining agreement or other grievance procedure relating to the Company or any of its Subsidiaries, (vii) to the Knowledge of the Company, neither the Occupational Safety and Health Administration nor any other federal or state agency has threatened to file any citation, and there are no pending citations, relating to the Company or any of its Subsidiaries, and (viii) the Company has received no notice of any employee or governmental claim or investigation, including any charges to the Equal Employment Opportunity Commission or state employment practice agency, investigations regarding Fair Labor Standards Act compliance, audits by the Office of Federal Contractor Compliance Programs, Workers' Compensation claims, sexual harassment complaints or demand letters or threatened claims. Since the enactment of the Worker Adjustment and Retraining Notification Act of 1988 ("WARN Act"), neither the Company nor any of its Subsidiaries has effectuated (i) a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries, or (ii) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local law.

        SECTION 7.13.    Litigation.    Except as set forth on Schedule 7.13 of the Disclosure Schedule, there is no action, claim, suit, proceeding or investigation pending against, or to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of the directors or officers of the Company or any of its Subsidiaries in their capacity as such, nor, to the Knowledge of the Company, is there any reasonable basis therefor, before any court or arbitrator or any Governmental Authority. Neither the Company, any of its Subsidiaries nor any officer, director or employee of the Company or any of its Subsidiaries has been permanently or temporarily enjoined by any order, judgment or decree of any court or any other Governmental Authority from engaging in or continuing any conduct or practice in connection with the business, assets or properties of the Company nor, to the Knowledge of the Company, is the Company, any of its Subsidiaries or any officer, director or employee of the Company or any of its Subsidiaries under investigation by any Governmental Authority. Except as disclosed on Schedule 7.13 of the Disclosure Schedule, there is no order, judgment or decree of any Governmental Authority enjoining or requiring the Company to take any action of any kind with respect to its business, assets or properties.

        SECTION 7.14.    ERISA.    Neither the Company nor any of its Subsidiaries nor any ERISA Affiliate maintains or contributes to any Benefit Plan other than those disclosed on Schedule 7.14 of the Disclosure Schedule. Each such Benefit Plan is in compliance in all material respects with its terms and the applicable provisions of ERISA and the IRC. Except as required by law, neither the Company nor any of its Subsidiaries nor any ERISA Affiliate has any commitment to create any additional Benefit Plans. Except as set forth on Schedule 7.14, neither the Company nor any of its Subsidiaries nor any ERISA Affiliate has ever sponsored, adopted, maintained or been obligated to contribute to, or had any liability under, any Benefit Plan. There is no material violation of ERISA with respect to the filing of applicable reports, documents and notices regarding the Benefit Plans with the Secretary of the Treasury or the furnishing of such documents to the participants and beneficiaries of the Benefit Plans, and, to the Company's Knowledge, with respect to each Benefit Plan all other reports required under ERISA or the IRC to be filed with any Governmental Authority have been duly filed and all such reports are true and correct in all material respects as of the dates given. Each Benefit Plan that is intended to be "qualified" within the meaning of section 401(a) of the IRC is, and has been during the period from its adoption to date, so qualified, both as to form and, to the Company's Knowledge, has been qualified, and all necessary governmental approvals, including a favorable determination as to the qualification under the IRC of each of such Benefit Plans and each amendment thereto, have been timely obtained or application for a favorable determination will be filed prior to the applicable filing deadlines. Except as disclosed on Schedule 7.14 of the Disclosure Schedule, each trust created under any such Benefit Plan intended to be qualified within the meaning of section 401(a) of the IRC and each trust described in section 501(c)(9) of the IRC is exempt from federal income taxation under section 501(a) of the IRC and has been so exempt during the period from creation to date. The Company has no pending or, to the best of the Company's Knowledge, threatened claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and the Company has no Knowledge of any threatened litigation or claims against, the assets of any Benefit Plan or its related trust or against any fiduciary of a Benefit Plan with respect to the operation of such Benefit Plan. Neither the Company nor any of its Subsidiaries has received notice of any pending investigations, inquiries or audits with respect to any Benefit Plan by any regulatory agency. Neither the Company nor any of its Subsidiaries has engaged in any prohibited transactions, within the meaning of section 406 of ERISA or section 4975 of the IRC, in connection with any Benefit Plan. Neither the

Company nor any of its Subsidiaries maintains or has established any Benefit Plan which is a welfare benefit plan within the meaning of section 3(1) of ERISA which provides for retiree medical liabilities or continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations thereunder, and at the expense of the participant or the beneficiary of the participant. Each of the Company and any of its Subsidiaries that maintains a Benefit Plan that is a welfare benefit plan within the meaning of section 3(1) of ERISA has complied with any applicable notice and continuation requirements of COBRA and the regulations thereunder. To the Company's Knowledge, neither the Company nor any of its Subsidiaries maintains, has established, or has ever participated in, a multiple employer welfare benefit arrangement within the meaning of section 3(40)(A) of ERISA.

        SECTION 7.15.    Taxes.    Except as otherwise disclosed in Schedule 7.15 of the Disclosure Schedule:

          (a)   Each of the Company and its Subsidiaries has timely filed (or have had timely filed on their behalf) and will file or cause to be timely filed, all material Tax Returns (as defined below) required by applicable law to be filed by it prior to or as of the Closing Date. As of the time of filing, the foregoing Tax Returns correctly reflected the material facts regarding the income, business, assets, operations, activities, status, or other matters of the Company and its Subsidiaries or any other information required to be shown thereon. An extension of time within which to file a Tax Return that has not been filed has not been requested or granted.

          (b)   Each of the Company and its Subsidiaries has paid (or has had paid on its behalf), or where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse), or will establish or cause to be established on or before the Closing Date, an adequate accrual for the payment of all material Taxes due with respect to any period ending prior to or as of the Closing Date.

          (c)   No Audit by a Tax Authority is pending or to the Knowledge of the Company, threatened, with respect to any Tax Returns filed by, or Taxes due from, the Company or its Subsidiaries. No issue has been raised by any Tax Authority in any Audit of the Company or its Subsidiaries that if raised with respect to any other period not so audited could be expected to result in a material proposed deficiency for any period not so audited. No material deficiency or adjustment for any Taxes has been, proposed, asserted, assessed or to the Knowledge of the Company, threatened, against the Company or its Subsidiaries. There are no liens for Taxes upon the assets of the Company or its Subsidiaries, except Liens for current Taxes not yet delinquent.

          (d)   Neither the Company nor its Subsidiaries has given or been requested to give any waiver of statutes of limitations relating to the payment of Taxes and has executed any power of attorney with respect to Tax matters, which will be outstanding as of the Closing Date.

          (e)   Prior to the date hereof, the Company has disclosed and provided or made available true and complete copies to Petrohawk of, all material Tax sharing, Tax indemnity, or similar agreements to which the Company or any of its Subsidiaries is a party to, is bound by, or has any obligation or liability for Taxes.

          (f)    Except for the group of which the Company is currently a member, the Company has never been a member of an affiliated group of corporations, within the meaning of Section 1504 of the IRC.

        SECTION 7.16.    Title to Assets.    Each of the Company and its Subsidiaries have Defensible Title to all Oil and Gas Interests of the Company and its Subsidiaries, respectively, included or reflected in the Ownership Interests and all of their other assets, subject only to Permitted Encumbrances. Each Oil and Gas Interest included or reflected in the Ownership Interest entitles the Company and its

Subsidiaries to receive not less than the undivided interest set forth in (or derived from) the Ownership Interests of all Hydrocarbons produced, saved and sold from or attributable to such Oil and Gas Interest, and the portion of such costs and expenses of operation and development of such Oil and Gas Interest that is borne or to be borne by the Company and its Subsidiaries is not greater than the undivided interest set forth in (or derived from) the Ownership Interests.

        SECTION 7.17.    Licenses, Permits, Etc.    Each of the Company and its Subsidiaries possess all franchises, certificates, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities as are necessary to carry on their respective businesses as now being conducted and as proposed to be conducted.

        SECTION 7.18.    Proprietary Rights.    Each of the Company and its Subsidiaries has ownership of, valid licenses to use, or otherwise has the right to use all patents, patent rights, trademarks, rights, trade names, trade name rights, service marks, service mark rights, copyrights, technology, know-how, processes and other proprietary intellectual property rights and computer programs (collectively, the "Intellectual Property") used in their respective businesses. To the Company's Knowledge, the operation of the businesses of the Company and its Subsidiaries does not infringe any Intellectual Property of others and, neither the Company nor any of its Subsidiaries has received any notice from any third party of any such alleged infringement by the Company or any of its Subsidiaries. Each of the Company and its Subsidiaries has taken reasonable steps to establish and preserve its respective ownership of Intellectual Property. The Company is not aware of any infringement by others of it's or any of its Subsidiaries Intellectual Property.

        SECTION 7.19.    Compliance with Law.    Except as may be disclosed in Schedule 7.33 of the Disclosure Schedule, to the Knowledge of the Company, the business and operations of the Company and each of its Subsidiaries have been and are being conducted in material compliance with all applicable Laws. The business of the Company and each of its Subsidiaries is not being, and the Company has not received any notice from any Person that any such business has been or is being, conducted in material violation of any Law.

        SECTION 7.20.    Environmental Matters.

          (a)   Except as set forth on Schedule 7.20 of the Disclosure Schedule, (i) the reserves reflected in the Company's Financial Statements relating to environmental matters were adequate under GAAP as of the date of such financial statements, and neither the Company nor any of its Subsidiaries has incurred any material liability in respect of any environmental matter since that date, and (ii) the Company SEC Documents include all information relating to environmental matters required to be included therein under the rules and regulations of the Commission applicable thereto.

          (b)   Except as set forth in Schedule 7.20 of the Disclosure Schedule:

              (i)  Each of the Company and its Subsidiaries has conducted its business and operated its assets, and is conducting its business and operating its assets, in material compliance with all Environmental Laws.

             (ii)  Neither the Company nor any of its Subsidiaries has been notified by any Governmental Authority that any of the operations or assets of the Company or any of its Subsidiaries is the subject of any investigation or inquiry by any Governmental Authority evaluating whether any material remedial action is needed to respond to a release of any Hazardous Substance or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Substance.

            (iii)  None of the Company, any of its Subsidiaries nor, to the Company's Knowledge, any other Person has filed any notice under any federal, state or local law indicating that (A) the Company or any of its Subsidiaries is responsible for the improper release into the environment, or the improper storage or disposal of any Hazardous Substance, or (B) any Hazardous Substance is improperly stored or disposed of upon any property of the Company or any of its Subsidiaries.

            (iv)  To the Knowledge of the Company, neither it nor any of its Subsidiaries has any Hazardous Substance contingent liability in connection with (A) release into the environment at or on the property now or previously owned or leased by the Company or any of its Subsidiaries, or (B) the storage or disposal of any Hazardous Substance.

             (v)  Neither the Company nor any of its Subsidiaries has received any claim, complaint, notice, inquiry or request for information which remains unresolved as of the date hereof with respect to any alleged violation of any Environmental Laws or regarding potential liability under any Environmental Laws relating to operations or conditions of any facilities or property owned, leased or operated by the Company or any of its Subsidiaries.

            (vi)  There are no sites, locations or operations at which the Company or any of its Subsidiaries are currently undertaking, or have completed, any remedial or response action relating to any such disposal or release, as required by Environmental Laws.

           (vii)  To the Company's Knowledge, there are no physical or environmental conditions existing on any property owned or leased by the Company or any of its Subsidiaries resulting from the Company's or any of its Subsidiaries operations or activities, past or present, at any location, that would give rise to any on-site or off-site remedial obligations under any applicable Environmental Laws, other than normal and ordinary remedial work associated with plugging and abandoning of oil and gas facilities.

          (viii)  To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has caused or allowed the generation, treatment, manufacture, processing, distribution, use, storage, discharge, release, disposal, transport or handling of any Hazardous Substances, except in material compliance with all Environmental Laws, and, to the Company's Knowledge, no generation, treatment, manufacture, processing, distribution, use, storage, discharge, release, disposal, transport or handling of any Hazardous Substances has occurred at any property or facility owned, leased or operated by the Company or any of its Subsidiaries except in material compliance with all Environmental Laws.

            (ix)  There are no pending, or to the Knowledge of the Company, threatened, claims, suits, actions, proceedings or investigations with respect to the businesses or operations of the Company or its Subsidiaries alleging or concerning any material violation of, or responsibility or liability under, any Environmental Law, nor does the Company have any Knowledge of any fact or condition that could give rise to such a claim, suit, action, proceeding or investigation.

             (x)  The Company is in possession of and is in compliance with all material approvals, permits, licenses, registrations and similar authorizations from all Governmental Authorities under all Environmental Laws required for the operation of the businesses of the Company and its Subsidiaries; there are no pending or, to the Knowledge of the Company, threatened, actions, proceedings or investigations alleging violations of or seeking to modify, revoke or deny renewal of any of such approvals, permits, licenses, registrations and authorizations; and the Company does not have Knowledge of any fact or condition that is reasonably likely to give rise to any action, proceeding or investigation regarding the violation of or seeking to modify, revoke or deny renewal of any of such approvals, permits, licenses, registrations and authorizations.

            (xi)  Without in any way limiting the generality of the foregoing, to the Company's Knowledge (A), all offsite locations where the Company or any of its Subsidiaries has transported, released, discharged, stored, disposed or arranged for the disposal of Hazardous Substances are licensed and operating as required by law and (B) no polychlorinated biphenyls ("PCBs"), PCB-containing items, asbestos-containing materials, or radioactive materials are used or stored at any property owned, leased or operated by the Company or any of its Subsidiaries except in material compliance with Environmental Laws.

        SECTION 7.21.    Fiscal Year.    The Company's fiscal year is from January 1 to December 31.

        SECTION 7.22.    No Default.    Neither a Default nor an Event of Default has occurred.

        SECTION 7.23.    Insurance.    Schedule 7.23 of the Disclosure Schedule lists each insurance policy (including the amounts of the policy, the policy number, the term and the insured) relating to the Company and/or its Subsidiaries currently in effect. The Company has made available to Petrohawk a true, complete and correct copy of each such policy or the binder therefor. With respect to each such insurance policy or binder none of the Company or any other party to the policy is in breach or default thereunder (including with respect to the payment of premiums or the giving of notices), and the Company does not know of any occurrence or any event which (with notice or the lapse of time or both) would constitute such a breach or default or permit termination, modification or acceleration under the policy. Schedule 7.23 of the Disclosure Schedule describes any self-insurance arrangements affecting the Company.

        SECTION 7.24.    Government Regulation.    Neither the Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Interstate Commerce Act (as either of the preceding acts have been amended), or any other Law which regulates the incurring by the Company or any of its Subsidiaries of Debt (other than federal and state securities laws), including, but not limited to, Laws relating to common contract carriers of the sale of electricity, gas, steam, water or other public utility services.

        SECTION 7.25.    Securities Laws.    Assuming Petrohawk's representations contained in this Agreement are true and correct, the offer, issuance and sale of the Securities (a) are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, (b) have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities Laws, and (c) are and will be accomplished in conformity with all other federal and applicable state securities Laws.

        SECTION 7.26.    Brokers and Finders.    Schedule 7.26 of the Disclosure Schedule sets forth all arrangements (including amounts payable by the Company or any of its Subsidiaries in connection therewith) pursuant to which any Person has, or as a result of the Closing Transactions will have, any right or valid claim against the Company or any of its Subsidiaries for any commission, fee or other compensation as an investment banker, finder or broker, or in any similar capacity. No Person engaged by the Company has or will have any right or valid claim against Petrohawk for any such commission, fee or other compensation. The Company will indemnify and hold Petrohawk harmless against any direct liability or expense arising out of, or in connection with, any such right or claim (including, without limitation, claims arising out of the matters disclosed on Schedule 7.26 of the Disclosure Schedule).

        SECTION 7.27.    Company SEC Documents; Commission Inquiries.    Except as set forth in Schedule 7.27 of the Disclosure Schedule, the Company has filed with the Commission each form, registration statement, report, schedule, proxy or information statement and other document (including exhibits and amendments thereto), including its Annual Reports to Stockholders incorporated by reference in certain of such reports, required to be filed by it with the Commission since December 4, 1998 under the Securities Act or the Exchange Act (collectively, the "Company SEC Documents"). As of the respective dates the Company SEC Documents were filed or, if any Company SEC Documents were amended, as of the date such amendment was filed, each Company SEC Document, including any financial statements or schedules included therein, (a) complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No event since the date of the last Company SEC Document has occurred that would require the Company to file a Current Report on Form 8-K other than the execution of this Agreement. There are no Commission inquiries, whether informal or formal, pending, or to the Knowledge of the Company threatened, regarding the Company.

        SECTION 7.28.    Oil and Gas Operations.    Except as set forth on Schedule 7.28 of the Disclosure Schedule:

          (a)   All wells included in the Oil and Gas Interests of the Company or any of its Subsidiaries (the "Wells") have been drilled and (if completed) completed, operated and produced in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases and applicable Laws. The Wells have been drilled and completed within the limits permitted by contract, pooling or unit agreement, and by law; and all drilling and completion of the Wells and all development and operations have been conducted in material compliance with all applicable Laws. No Well is subject to penalties on allowables because of any overproduction or any other violation of applicable Laws that would prevent such Well from being entitled to its full legal and regular allowable from and after the Closing Date as prescribed by any court or governmental body or agency.

          (b)   There are no Wells that:

              (i)  the Company or its Subsidiaries is obligated by law or contract to plug and abandon at this time;

             (ii)  the Company or its Subsidiaries will be obligated by law or contract to plug and abandon with the lapse of time or notice or both because the Well is not currently capable of producing in commercial quantities;

            (iii)  are subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the applicable lease; or

            (iv)  to the Knowledge of the Company, have been plugged and abandoned but have not been plugged in accordance with all applicable requirements of each regulatory authority having jurisdiction over the Oil and Gas Interests.

          (c)   With respect to the oil, gas and other mineral leases, unit agreements, pooling agreements, communitization agreements and other documents creating interests comprising the Oil and Gas Interests: (i) each of the Company and its Subsidiaries has fulfilled all requirements in all material respects for filings, certificates, disclosures of parties in interest, and other similar matters contained in (or otherwise applicable thereto by Law) such leases or other documents and are fully qualified to own and hold all such leases or other interests; (ii) there are no provisions applicable to such leases or other documents which increase the royalty share of the lessor thereunder, (iii) upon the establishment and maintenance of production in commercial quantities, the leases and other interests are to be in full force and effect over the economic life of the property involved and do not have terms fixed by a certain number of years, and (iv) all such documents are in full force and effect and all royalties payable pursuant to such documents have been properly paid.

          (d)   Proceeds from the sale of Hydrocarbons produced from the Company's and any of its Subsidiaries Oil and Gas Interests are being received by the Company and its Subsidiaries in a timely manner and are not being held in suspense for any reason.

          (e)   Neither the Company nor any of its Subsidiaries is obligated, by virtue of a prepayment arrangement, a "take or pay" arrangement, a production payment or any other arrangement to deliver Hydrocarbons produced from the Oil and Gas Interests at some future time without then or thereafter receiving full payment therefor.

          (f)    There are no material imbalances of production from the Oil and Gas Interests of the Company or any of its Subsidiaries whether required to be disclosed pursuant to GAAP or otherwise.

        SECTION 7.29.    Financial and Commodity Hedging.    Schedule 7.29 of the Disclosure Schedule accurately summarizes the outstanding Hydrocarbon and financial hedging positions of the Company and each of its Subsidiaries (including but not limited to fixed price controls, collars, swaps, caps, hedges and puts) as of the date reflected on said Schedule. From the date of this Agreement to the date of Closing, the Company and each of its Subsidiaries will not enter into any new hedging positions without Petrohawk's prior written consent.

        SECTION 7.30.    Books and Records.    All books, records and files of the Company and each of its Subsidiaries (including those pertaining to the Company's or its Subsidiaries' Oil and Gas Interests, wells and other assets, those pertaining to the production, gathering, transportation and sale of Hydrocarbons, and corporate, accounting, financial and employee records) (a) have been prepared, assembled and maintained in accordance with usual and customary policies and procedures and (b) fairly and accurately reflect the ownership, use, enjoyment and operation by the Company and its Subsidiaries of their respective assets.

        SECTION 7.31.    Reserve Report.    To the Knowledge of the Company, the estimate of proved reserves of oil and natural gas prepared by Ryder Scott Company, L.P. (the "Reserve Engineer") as of December 31, 2002 (the "Reserve Report"): (i) is reasonable; and (ii) was prepared in accordance with generally accepted petroleum engineering and evaluation principles as set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers. The engineering information and production data used in the preparation of the Reserve Report, which information and data have been made available to Petrohawk, are the information and data which are used by the Company in good faith in the ordinary course of business. The factual information underlying the estimates of the reserves of the Company and its Subsidiaries, which was supplied by the Company to the Reserve Engineer for the purpose of preparing the Reserve Report, including, without limitation, production, volumes, sales prices for production, contractual pricing provisions under oil or gas sales or marketing contracts and under hedging arrangements, severance and other production taxes, costs of operations and development, and working interest and net revenue information relating to the Company's and its Subsidiaries ownership interests in properties, was true and correct in all material respects on the date of such Reserve Report; the estimates of future capital expenditures and other future exploration and development costs supplied to the Reserve Engineer were prepared in good faith and with a reasonable basis; the information provided to the Reserve Engineer for purposes of preparing the Reserve Report was prepared in accordance with customary industry practices; the Company does not have, as of the date hereof, and, as of the Closing Date, will not have Knowledge of any facts or circumstances that would result in a material adverse change in the proved reserves in the aggregate, or the aggregate present value of future net cash flows therefrom, as described in the Reserve Report. Schedule 7.31 of the Disclosure Schedule sets forth a list of the Oil and Gas Interests that were included in the Reserve Report that have been disposed of prior to the date hereof.

        SECTION 7.32.    Nature of Company Assets.    The assets of the Company and its Subsidiaries consist solely of (i) reserves of oil and gas, rights to reserves of oil and gas and associated exploration and production assets with a fair market value not exceeding $500 million and (ii) other assets with a fair market value not exceeding $15 million. For purposes of this Section 7.32, the term "associated exploration and production assets" shall have the meaning set forth in Section 802.3 of the Rules promulgated pursuant to HSR Act.

        SECTION 7.33    Sarbanes Oxley Compliance.    Except as set forth on Schedule 7.33 of the Disclosure Schedule, the Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes Oxley Act"), and the rules and regulations promulgated by the Commission thereunder, that are effective and intends to comply with other applicable provisions of the Sarbanes Oxley Act, and the rules and regulations promulgated by the Commission thereunder, upon the effectiveness of such provisions and has no reason to believe that it will not be so compliant upon such effectiveness.

        SECTION 7.34    Nasdaq Marketplace Rules Compliance.    The Company is in compliance with all applicable provisions of the Nasdaq Marketplace Rules.

        SECTION 7.35    Dissenters' Rights.    The Company's Board of Directors has not and will not adopt in the future any resolution providing dissenters' rights pursuant to the Nevada Revised Statutes to the holders of the Company's Common Stock and Preferred Stock regarding this Agreement or the transactions contemplated by this Agreement.

        SECTION 7.36    Company Not an Issuing Corporation.    The Company is not an "issuing corporation" as such term is defined in section 78.3788 of the Nevada Revised Statutes.

        SECTION 7.37.    Full Disclosure.    No information contained in this Agreement, the Disclosure Schedules or any other Transaction Document, and no written information hereafter furnished by or on behalf of the Company or its Subsidiaries to Petrohawk for purposes of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby will contain, to the Knowledge of the Company, any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in the circumstances in which they are made, not misleading. There is no fact or circumstance known to the Company that may have a Company Material Adverse Effect.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES OF PETROHAWK

        In order to induce the Company to issue the Securities to Petrohawk hereunder, Petrohawk hereby represents and warrants to the Company as follows:

        SECTION 8.1.    Limited Liability Company Existence and Power.    Petrohawk (a) is a limited liability company, duly organized, validly existing and in good standing under the Laws of Delaware,

(b) has all limited liability company power and authority necessary to carry on its business as now conducted, and (c) is duly qualified as a foreign corporation in Texas and Louisiana.

        SECTION 8.2.    Limited Liability Company and Governmental Authorization.    The execution, delivery and performance of this Agreement and the other Transaction Documents by Petrohawk are within its limited liability company powers, have been duly authorized by all necessary limited liability company action, require no action by or in respect of, or filing with, any Governmental Authority (other than filings with any applicable securities regulatory authorities to perfect exemptions from the registration or qualification requirements of applicable securities Laws), and, except for matters which have been waived in writing by the appropriate Person, do not contravene, or constitute a default under, any provision of applicable Law or of the Charter Documents or of any material judgment, injunction, order, decree or material agreement binding upon Petrohawk or its assets, or result in the creation or imposition of any Lien on any asset of Petrohawk.

        SECTION 8.3.    Binding Effect.    This Agreement constitutes the valid and binding agreement of Petrohawk enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors' rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability. Each other Transaction Document when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligation of Petrohawk, in each case enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        SECTION 8.4.    Brokers and Finders.    Except for a payment to Mitchell Energy Advisors, LLC (which fee shall be paid by the Company at Closing), no Person engaged by Petrohawk has or will have any right or valid claim against the Company for any commission, fee or other compensation. Petrohawk will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such right or claim asserted by an Person other than Mitchell Energy Advisors, LLC.

        SECTION 8.5.    Taxes and Filing of Tax Returns.    Petrohawk has filed all Tax Returns required to have been filed by it or has legally extended such returns and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by Petrohawk. Petrohawk has no Knowledge of any proposed Tax assessment against Petrohawk and all Tax liabilities of Petrohawk are adequately provided for and no Tax liability of Petrohawk has been asserted by the Internal Revenue Service or any other Governmental Authority for Taxes in excess of those already paid.

        SECTION 8.6.    Legal Proceedings.    Neither Petrohawk nor any officer, director, employee or Affiliate of Petrohawk has been permanently or temporarily enjoined by any order, judgment or decree of any court or any other Governmental Authority from engaging in or continuing any conduct or practice in connection with any business, assets or properties or serving in any capacity with a public company, nor, to the Knowledge of Petrohawk, is Petrohawk or any officer, director, employee or Affiliate of Petrohawk under investigation by any Governmental Authority.

        SECTION 8.7.    Financing.    Petrohawk has obtained firm commitments for all financing that it will require in order to consummate the purchase of the Securities and the other transactions contemplated hereby and by the other Transaction Documents. Petrohawk is in full compliance with such commitments at the date of this Agreement and will be in full compliance with such commitments at the time of Closing. There are, and there will be, no restrictions, covenants or other impediments to the purchase or ownership of the Securities, the control, operations, business, management or governance of the Company or the implementation of its business plans to which it is or will be subject under the terms of any such commitments or documentation or agreements entered into or to be entered into in connection with such financing.

        SECTION 8.8.    Commitments.    Except as disclosed in Schedule 8.8 of the Petrohawk Disclosure Schedule, to Petrohawk's knowledge, neither Petrohawk nor any officer, director, employee or Affiliate of Petrohawk is a party to or otherwise subject to or bound by any contract, agreement, commitment, restriction, covenant or other impediment which will have, or which could reasonably be expected to have, either directly or indirectly, a material adverse impact or effect on the business, operations, assets, prospects or results of Beta following the Closing.

        SECTION 8.9.    Full Disclosure.    No information contained in this Agreement or any other Transaction Document, and no written information hereafter furnished by or on behalf of Petrohawk to the Company for purposes of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby contains, or at the time of Closing, will contain, to the Knowledge of Petrohawk, any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in the circumstances in which they are made, not misleading.

ARTICLE IX

COVENANTS

        SECTION 9.1.    Maintenance of Insurance.    The Company will, and will cause each of its Subsidiaries to, at all times prior to Closing maintain or cause to be maintained the amounts and types of insurance which are in effect at the date of this Agreement.

        SECTION 9.2.    Payment of Taxes and Claims.    At all times prior to Closing, the Company will, and will cause each of its Subsidiaries to, pay when due (a) all Taxes imposed upon it or its respective assets and, with respect to its respective franchises, business, income or profits, pay such Taxes before any material penalty or interest accrues thereon, and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable; provided, however, no payment of Taxes or claims shall be required if the amount, applicability or validity thereof is being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of each holder of Securities is the subject of any pending levy or execution.

        SECTION 9.3.    Compliance with Laws and Documents.    The Company will, and will cause each of its Subsidiaries to, comply in all material respects with the provisions of (a) all Laws, (b) its Charter Documents, and (c) every Company Material Agreement to which the Company or any of its Subsidiaries is a party or by which the Company's or any of its Subsidiaries' properties are bound.

        SECTION 9.4.    Operation of Properties and Equipment.    The Company will, and will cause each of its Subsidiaries to, at all times prior to Closing, maintain, preserve and keep all operating equipment used or useful in the operation of their respective businesses in proper repair, working order and condition in a manner and to the extent consistent with its past practice, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such equipment shall at all times be preserved and maintained in a manner and to the extent consistent with its past practice; provided, that, no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if the Company shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the Company's and each of its Subsidiaries' businesses.

        SECTION 9.5.    Additional Documents.    At or prior to Closing, the Company will, and will cause each of its Subsidiaries to, cure promptly any defects in the creation and issuance of the Securities, and the execution and delivery of this Agreement and the other Transaction Documents, and, at the Company's sole expense, promptly and duly execute and deliver, and cause each of its Subsidiaries to promptly execute and deliver, to the holders of the Securities, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Company and each of its Subsidiaries in this Agreement and the other Transaction Documents, all as may be reasonably necessary or appropriate in connection therewith.

        SECTION 9.6.    Maintenance of Books and Records.    At all times prior to Closing, the Company will, and will cause each of its Subsidiaries to, in a manner and to the extent consistent with past practice, maintain proper books of record and account in which true and correct entries in conformity with GAAP shall be made on a timely basis of all dealings and transactions in relation to the Company's and any of its Subsidiaries' businesses and activities.

        SECTION 9.7.    Environmental Matters.    At all times prior to Closing:

          (a)   The Company will, and will cause each of its Subsidiaries to, comply in all material respects with all Environmental Law and Laws applicable to their respective properties and operations, including, without limitation, all Hazardous Substances transportation, storage, disposal, remediation and similar requirements of applicable Environmental Law and Laws.

          (b)   Notwithstanding any other provision contained within this Agreement or the other Transaction Documents, the Company shall immediately orally notify Petrohawk of any Hazardous Discharge or the receipt of any Environmental Complaint relating to any property or assets owned by the Company or any of its Subsidiaries or affecting any properties or assets owned or leased by other Persons and shall furnish Petrohawk with written notice of such Hazardous Discharge or Environmental Complaint within five (5) days of the oral notification.

        SECTION 9.8.    Access to Information.    At all times prior to Closing, the Company will (and will cause any of its Subsidiaries to) afford Petrohawk and its representatives (including without limitation directors, officers and employees of Petrohawk and its Affiliates, and counsel, accountants and other professionals retained by Petrohawk) such access, during normal business hours throughout the period prior to the Closing Date, to the Company's books, records (including without limitation Tax returns and non-restricted work papers of the Company's independent auditors), properties, personnel and to such other information as Petrohawk may reasonably request and will permit Petrohawk to make such inspections as Petrohawk may reasonably request and will cause the officers of the Company and those of any of its Subsidiaries to furnish Petrohawk with such financial and operating data and other information with respect to the business, properties and personnel of the Company and Beta Operating as Petrohawk may from time to time reasonably request, provided, however, that no investigation pursuant to this section will affect or be deemed to modify any of the representations or warranties made by the Company in this Agreement.

        SECTION 9.9.    Conduct of the Business of the Company Pending Closing.    Except as contemplated by this Agreement or to the extent that Petrohawk shall otherwise specifically consent in writing, during the period from the date of this Agreement to the Closing, the Company will conduct its operations only in, and the Company will not take any action except, in the ordinary course of business consistent with past practice and the Company will use all reasonable efforts to preserve intact its and all of its Subsidiaries' business organizations, assets, prospects and advantageous business relationships, to keep available the services of its officers and key employees and to maintain satisfactory relationships with its licensors, licensees, suppliers, contractors, distributors, customers and others having advantageous business relationships with it. Without limiting the generality of the foregoing, except as contemplated by this Agreement, the Company will not, without the prior written consent of Petrohawk:

          (a)   amend or propose to change its or any of its Subsidiaries' Charter Documents;

          (b)   split, combine or reclassify any shares of its capital stock, declare, pay or set aside for payment any dividend or other distribution in respect of its capital stock other than the regular dividends payable under the terms of the Company Preferred Stock, or directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock or other securities;

          (c)   except as permitted by this Agreement or pursuant to the exercise of currently outstanding options, warrants, conversion and other rights, authorize for issuance, issue, sell or deliver or agree or commit to issue, sell, or deliver (whether through the issuance or granting of any options, warrants, commitments, subscriptions, rights to purchase or otherwise) any of its capital stock or any securities convertible into or exercisable or exchangeable for shares of its capital stock, or enter into any amendment of any term of any outstanding security of the Company or Beta Operating, incur any indebtedness except trade debt in the ordinary course of business and Debt pursuant to existing credit facilities or arrangements, fail to make any required contribution to any Benefit Plans, increase compensation or grant bonuses or other benefits payable to (except for payments pursuant to 401(k) plans), or modify or amend any employment agreements or severance agreements with, any executive officer or former employee or enter into any settlement or consent with respect to any pending litigation other than settlements in the ordinary course of business;

          (d)   incur any material liability or obligation (absolute, accrued, contingent or otherwise) other than in the ordinary course of business or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other Person, or change any assumption underlying, or methods of calculating, any bad debt, contingency or other reserve;

          (e)   enter into, adopt, or amend any employment agreement or Benefit Plan, or grant, or become obligated to grant, any increase in the compensation payable or to become payable to any of its officers or directors or any general increase in the compensation payable or to become payable to its employees;

          (f)    acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or purchase of properties or assets of any Person;

          (g)   pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against on the Company Financial Statements or subsequently incurred in the ordinary course of business, or disclosed pursuant to this Agreement;

          (h)   acquire (including by lease) any material assets or properties or dispose of, mortgage or encumber any material assets or properties, other than in the ordinary course of business;

          (i)    waive, release, grant or transfer any material rights or modify or change in any material respect any existing material license, lease, contract or other document, other than in the ordinary course of business and consistent with past practice; or

          (j)    sell, lease, license or otherwise surrender, relinquish or dispose of any assets or properties with an aggregate fair market value exceeding $50,000 (other than sales of Hydrocarbons in the ordinary course of business);

          (k)   settle any material Audit, make or change any material Tax election or file any material amended Tax Return;

          (l)    change any method of accounting or accounting practice by the Company except for any such change required by GAAP;

          (m)  take any action that would give rise to a claim under the WARN Act or any similar state law or regulation because of a "plant closing" or "mass layoff" (each as defined in the WARN Act);

          (n)   except as set forth in Schedule 9.9(n) of the Disclosure Schedule, become bound or obligated to participate in any operation, or consent to participate in any operation, with respect to any Oil and Gas Interests that will individually cost in excess of $50,000 unless the operation is a currently existing obligation of the Company or necessary to extend, preserve or maintain an Oil and Gas Interest;

          (o)   fail to timely meet its royalty payment obligations in connection with its oil and gas leases;

          (p)   (i) enter into any futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons or securities or (ii) enter into any fixed price commodity sales agreements, in either case with a duration of more than three months;

          (q)   (i) adopt, amend (other than amendments that reduce the amounts payable by the Company, or amendments required by law to preserve the qualified status of a Benefit Plan or otherwise comply with ERISA, the IRC or other applicable law) or assume an obligation to contribute to any employee benefit plan or arrangement of any type or collective bargaining agreement or enter into any employment, severance or similar contract with any Person (including contracts with management of the Company that might require that payments be made upon consummation of the transactions contemplated by this Agreement) or amend any such existing contracts to increase any amounts payable thereunder or benefits provided thereunder, (ii) engage in any transaction (either acting alone or in conjunction with any Benefit Plan or trust created thereunder) in connection with which the Company could be subjected (directly or indirectly) to either a civil penalty assessed pursuant to subsections (c), (i) or (l) of Section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code, (iii) terminate any Benefit Plan in a manner, or take any other action with respect to any Benefit Plan, that could result in the liability of the Company to any person, (iv) take any action that could adversely affect the qualification of any Benefit Plan or its compliance with the applicable requirements of ERISA, (v) fail to make full payment when due of all amounts which, under the provisions of any Benefit Plan, any agreement relating thereto or applicable Law, the Company is required to pay as contributions thereto or (vi) fail to file, on a timely basis, all reports and forms required by federal regulations with respect to any Benefit Plan;

          (r)   (i) approve the grant of stock options or restricted stock for any Company or Beta Operating employees or (ii) terminate any Company or Beta Operating employee entitled to any severance payment upon such termination;

          (s)   organize or acquire any Person that could become a Subsidiary;

          (t)    enter into any commitment or agreement to license or purchase seismic data that will cost in excess of $50,000, other than pursuant to agreements or commitments existing on the date hereof;

          (u)   take any action or agree, in writing or otherwise, to take any of the foregoing actions or any action which would at any time make any representation or warranty in Article VII untrue or incorrect.

          (v)   agree or commit to do any of the foregoing.

        SECTION 9.10.    Special Meeting; Proxy Statement.

          (a)   The Company shall take all action necessary in accordance with applicable Law and the Company's Articles of Incorporation and Bylaws to duly call, give notice of, convene and hold a special meeting of its stockholders (the "Special Meeting") as promptly as practicable after the date hereof to consider and vote upon those items necessary to obtain the Company Stockholder Approval and all other items included in the Proxy Statement. The shareholder vote required to obtain the Company Stockholder Approval shall be the vote required by applicable Law, the Company's Articles of Incorporation, and the rules of the Nasdaq National Market. The Board of Directors of the Company shall, subject to its fiduciary obligations to the Company's stockholders under applicable Law, (i) recommend to the stockholders of the Company that they vote in favor of the adoption and approval of all matters necessary to obtain the Company Stockholder Approval and any other items included in the Proxy Statement, (ii) use its reasonable best efforts to solicit from the stockholders of the Company proxies in favor of such adoption and approval, and (iii) take all other action reasonably necessary to secure a vote of the stockholders of the Company in favor of such adoption and approval.

          (b)   As promptly as practicable after the date hereof, the Company shall prepare, shall file with the Commission under the Exchange Act, shall use all reasonable best efforts to have cleared by the Commission, and promptly thereafter shall mail to its stockholders, a proxy statement with respect to the Special Meeting. The term "Proxy Statement", as used herein, means such proxy statement and all related proxy materials and all amendments and supplements thereto, if any. Except to the extent otherwise determined in good faith by the Board of Directors of the Company in the exercise of its fiduciary duties, the Proxy Statement shall contain the recommendation of the Board that stockholders of the Company vote in favor of the adoption and approval of all matters necessary to obtain the Company Stockholder Approval and, at Petrohawk's request, shall contain the recommendation of the Board that the stockholders of the Company approve the actions necessary to change the domicile of the Company to Delaware and amendments to the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock to 100,000,000 shares. The Company shall notify Petrohawk promptly of the receipt of any comments on, or any requests for amendments or supplements to, the Proxy Statement by the Commission, and the Company shall promptly supply Petrohawk with copies of all correspondence between it and its representatives, on the one hand, and the Commission or members of its staff, on the other, with respect to the Proxy Statement. The Company, after consultation with Petrohawk and its counsel shall use its reasonable best efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement. The Company and Petrohawk shall cooperate with each other in preparing the Proxy Statement, and the Company and Petrohawk shall each use its reasonable best efforts to obtain and furnish the information required to be included in the Proxy Statement. The Company and Petrohawk each agrees promptly to correct any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company further agrees to take all steps necessary to cause the Proxy Statement as so corrected to be filed with the Commission and to be disseminated promptly to holders of shares of the capital stock of the Company, in each case as and to the extent required by applicable Law.

          (c)   None of the information supplied or to be supplied by Petrohawk for inclusion or incorporation by reference in the Proxy Statement will, at the time of its mailing to the Company's stockholders, or at any time of its amending or supplementation, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (d)   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time of its mailing to the Company's Stockholders, or at any time of its amending or supplementation, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

        SECTION 9.11    Continuation of Indemnification.

          (a)   From and after the Closing for a period of at least five years (the "DO Indemnification Period"), the Company will, and Petrohawk will use all reasonable efforts to cause the Company to, continue to indemnify, defend and hold harmless the officers, directors and employees of the Company and any of its Subsidiaries who were such at any time prior to the Closing (the "Indemnified Parties") from and against all losses, expenses, claims, damages or liabilities to which they may be subject due to their positions as such officers, directors or employees or which arise out of the transactions contemplated by this Agreement to the fullest extent permitted or required under applicable law and the Company's Bylaws and Articles of Incorporation. If an Indemnified Party makes or asserts a claim hereunder, any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under applicable law and the Company's Bylaws and Articles of Incorporation shall be made by independent counsel mutually acceptable to the Company and the Indemnified Party. If any claim or claims are brought against any Indemnified Party such Indemnified Party may select counsel for the defense of such claims, which counsel shall be reasonably acceptable to the Company. All rights to indemnification existing in favor of the directors, officers or employees of Company and any of its Subsidiaries as provided in Company's Articles of Incorporation or Bylaws, as in effect as of the date of this Agreement, with respect to matters occurring through the Closing, will survive the Closing and will continue in full force and effect thereafter.

          (b)   After the Closing, the Company will, and Petrohawk will use all reasonable efforts to cause the Company to, maintain in effect for the said DO Indemnification Period the current policies of directors' and officers' liability insurance maintained by Company; provided, however, that the Company may substitute therefor policies of at least the same coverage (with carriers comparable to Company's existing carriers) containing terms and conditions which are no less advantageous to the Indemnified Parties, such substitute policies to be approved in advance by the chief executive officer of the Company serving at the date of this Agreement or his designee, such approval to not be unreasonable withheld.

          (c)   Petrohawk covenants with the Company during the DO Indemnification Period, Petrohawk will not vote its shares of Common Stock in favor of a transaction which would result in the Company assigning or transferring all or substantially all its assets, other than in the ordinary course of its business, unless the acquiring party assumes the indemnity obligations hereunder related to the employees, officers and directors of the Company.

          (d)   In the event that any action, suit, proceeding or investigation relating hereto or to the transactions contemplated by this Agreement is commenced by a third party, whether before or after the Closing, the parties hereto agree to cooperate and use their respective reasonable efforts to vigorously defend against and respond thereto.

        SECTION 9.12    Acquisition Proposals.    From the date hereof until the termination of this Agreement, the Company shall not, and shall cause its officers, directors, employees or other agents not to, directly or indirectly, (a) take any action to solicit, initiate or encourage any Company Acquisition Proposal or (b) engage in discussions or negotiations with, or disclose any nonpublic information relating to the Company or afford access to its books or records to any Person that may be considering making, or has made, a Company Acquisition Proposal. Nothing contained in this Section 9.12 shall prohibit the Company and its Board of Directors from (i) in response to a third party inquiry, stating that the Company is precluded from discussion or negotiations (ii) taking and disclosing a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2(a) under the Exchange Act, or (iii) prior to obtaining the Company Stockholders' Approval, furnishing information, including nonpublic information to, or entering into negotiations with, any Person that has indicated its willingness to make an unsolicited bona fide Company Acquisition Proposal if, and only to the extent that (with respect to this Section 9.12 only):

          (a)   such unsolicited bona fide proposal relating to a Company Acquisition Proposal is made by a third party that Company's Board of Directors determines in good faith has the good faith intent to proceed with negotiations to consider, and the financial and legal capability to consummate, such Company Acquisition Proposal,

          (b)   Company's Board of Directors determines in good faith after consultation with its independent legal counsel and financial advisor (taking into account among other things the legal, financial, regulatory and other aspects of the proposal, the Person making the proposal, the likelihood of consummation and the time to complete such transaction) that such Company Acquisition Proposal is a Superior Proposal,

          (c)   contemporaneously with furnishing such information to, or entering into discussions with, such Person, the Company enters into a customary confidentiality agreement with such Person,

          (d)   contemporaneously with furnishing such information to, or entering into discussions or negotiations with, such Person, Company provides written notice to Petrohawk to the effect that it is furnishing information to, or entering into discussions or negotiations with, such Person,

          (e)   the definitive agreement relating to such Company Acquisition Proposal does not provide that the Company Acquisition Proposal is subject to any financing contingencies, and

          (f)    Company uses all reasonable efforts to keep Petrohawk informed in all material respects of the status and terms of any such negotiations or discussions (including the identity of the Person with whom such negotiations or discussions are being held) and provides Petrohawk copies of such written proposals and any amendments or revisions thereto or correspondence related thereto; provided, that Petrohawk agrees to execute a confidentiality agreement, in form reasonably acceptable to it, with respect to any such information delivered to Petrohawk pursuant to this clause (f), which confidentiality agreement shall be subject to Petrohawk's disclosure obligations arising under applicable Law or securities exchange regulations.

        The term "Company Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, acquisition, consolidation or other business combination directly or indirectly involving the Company and/or any of its Subsidiaries or the acquisition of a substantial equity interest in, or a substantial portion of the assets of, the Company and/or any of its Subsidiaries, other than the transactions contemplated by this Agreement.

        SECTION 9.13    Post-Closing Covenants.    The Company and Petrohawk hereby covenant and agree that following the Closing:

          (a)   In the event that the proposed amendment to the Company's articles of incorporation to increase the number of authorized shares of common stock is not approved by the stockholders at the Special Meeting, the Company and Petrohawk will take such action as may be required to effect an amendment to the articles of incorporation of the Company to increase the number of authorized shares of Common Stock to 100,000,000. In this regard, Petrohawk covenants and agrees that it will not exercise any of the Warrants or its conversion rights under the Note if the effect thereof at the time would reduce the number of authorized but unissued shares of the Common Stock to an amount less than the total number of shares issuable upon exercise of all of the then outstanding options to purchase shares of the Common Stock held by the employees and former employees of the Company.

          (b)   The Company will, and Petrohawk will use its reasonable efforts to cause the Company to, present to the Company's stockholders a proposal to approve all of the amendments to the stock option agreements held by the Company's employees as of the Closing Date as contemplated by the Employee Severance Agreement outlined in Schedule 7.12. Such action shall be taken within the time period necessary to obtain the stockholder approval necessary to effect all such amendments under applicable Laws. In this regard, Petrohawk agrees that it will vote all of the shares of the Common Stock issued to it at Closing (and require any permitted transferees of any of such shares to vote their shares) and any other shares it may then own or have a right to vote (or direct the vote) for approval of such amendments, and, if and to the extent needed in order to effect the required stockholder approval of such amendments, solicit proxies from other stockholders of the Company for such approval. The Company and Petrohawk will take any and all other such action as may be necessary or appropriate to effect the amendments to such stock options as contemplated hereby.

          (c)   If not filed prior to Closing, within sixty (60) days following the Closing, the Company will, and Petrohawk will use its reasonable efforts to cause the Company to, file with the Securities and Exchange Commission a registration statement on Form S-8 covering the offer and sale of shares of Common Stock to be issued to the holders of the stock options referred to in paragraph (b) above and all stock options held by the directors of the Company at the time of the Closing. In addition, the Company will, and Petrohawk will use its reasonable efforts to cause the Company to, cause such registration statement to remain effective until such time as all of the stock options covered thereby have been exercised in full or expired under their terms, as amended.

ARTICLE X

TERMINATION

        SECTION 10.1.    Termination.    This Agreement may be terminated, whether before or after the date of the Company Stockholder Approval, at any time prior to the Closing:

          (a)   by mutual written consent of Petrohawk and the Company;

          (b)   by either the Company or Petrohawk if the Closing has not occurred on or before April 30, 2004 (the "Termination Date"), provided that the party seeking to terminate this Agreement pursuant to this Section 10.1(b) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure to close the transactions contemplated by this Agreement;

          (c)   by Petrohawk if there has been a material breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement which breach (if susceptible to cure) has not been cured in all material respects within twenty (20) Business Days following receipt by the Company of notice of such breach (a "Company Breach");

          (d)   by the Company if there has been a material breach by Petrohawk of any representation, warranty, covenant or agreement set forth in this Agreement which breach (if susceptible to cure) has not been cured in all material respects within twenty (20) Business Days following receipt by Petrohawk of notice of such breach (a "Petrohawk Breach");

          (e)   by either the Company or Petrohawk, if any applicable law, rule or regulation makes consummation of the transactions contemplated by this Agreement illegal or if any judgment, injunction, order or decree of a court or other Governmental Authority of competent jurisdiction restrains or prohibits the consummation of the transactions contemplated by this Agreement, and such judgment, injunction, order or decree becomes final and nonappealable, (provided, however, that the right to terminate this Agreement pursuant to this Section 10.1(e) shall not be available to any party until such party has used all reasonable efforts to remove such injunction, order or decree);

          (f)    by either the Company or Petrohawk if the Company Stockholder Approval is not obtained at the Special Meeting or at any adjournment or postponement thereof;

          (g)   by Petrohawk or the Company if the Company accepts a Superior Proposal. For this Agreement, "Superior Proposal" means a Company Acquisition Proposal that the Company's Board of Directors in good faith determines, after consultation with its financial advisors and its outside legal counsel, is reasonably likely to be consummated taking into account the Person making such proposal, and the Company's Board of Directors in good faith determines, after consultation with its financial advisors and its outside legal counsel, that such proposal would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the Company's Common Stock than the transactions contemplated by this Agreement; provided, however, the Company may not terminate this Agreement under this Section 10.1(g) unless it pays to Petrohawk One Million Dollars ($1,000,000) (the "Termination Fee") and has used all reasonable efforts to provide Petrohawk with five (5) Business Days' prior written notice of its intent to so terminate this Agreement together with a detailed summary of the terms and conditions of such Superior Proposal; provided further, during such five (5) period, the Company shall, and shall direct its respective financial and legal advisors to, negotiate in good faith with Petrohawk to make such adjustments in the terms and conditions of this Agreement as would result, in the opinion of the Company's Board of Directors, after consultation with its financial advisors and outside legal counsel, in a revised Petrohawk proposal that is reasonably capable of being completed, and if consummated, may reasonably be expected to result in a transaction that is at least as favorable from a financial point of view to the holders of Common Stock as the Company Acquisition Proposal. If Petrohawk terminates this Agreement pursuant to this Section 10.1(g), the Company shall promptly (and in any event no later than one Business Day after the consummation of the Superior Proposal) pay Petrohawk the Termination Fee.

        SECTION 10.2.    Effect of Termination.

          (a)   If this Agreement is terminated by either the Company or Petrohawk pursuant to the provisions of Section 10.1, this Agreement shall forthwith become void and there shall be no further obligation on the part of any party hereto or its respective Affiliates, directors, officers, or stockholders, except pursuant to the provisions of Sections 10.1 (Termination), this Section 10.2 (Effect of Termination), Section 11.7 (Governing Law), Section 11.3 (Indemnification) and the Confidentiality Agreement (which shall continue pursuant to its terms).

          (b)   Termination.

              (i)  If this Agreement is terminated by the Company pursuant to Section 10.1(d), Petrohawk shall promptly (but in any event no later than one Business Day after such termination) pay the Company an amount equal to the Termination Fee. If Petrohawk terminates this Agreement under Section 10.1(c), the Company shall promptly (and in any event no later than one business day after such termination) pay to Petrohawk the Termination Fee. The payments due upon termination of the Agreement pursuant to Section 10.1(c) or Section 10.1(d) shall be considered liquidated damages, it being agreed that the amount of the actual damages incurred by the non-breaching party in any such event would be impossible or very difficult to determine accurately.

             (ii)  If (x) a Company Acquisition Proposal shall have been made or shall have otherwise become publicly known or any Person (other than the Company or any of its Affiliates) shall have publicly announced an intention (whether or not conditional) to make a Company Acquisition Proposal, and (y) this Agreement is terminated by Petrohawk or the Company under Section 10.1(f) (failure to obtain the Company Stockholder's Approval) or Section 10.1(b) (Effective Time has not occurred on or prior to Termination Date), within twelve (12) months after such termination of this Agreement: (A) a transaction is consummated which, if offered or proposed prior to the termination of this Agreement, would have constituted a Company Acquisition Proposal, or (B) (x) any Person acquires beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), shall have been formed that beneficially owns, or has the right to acquire beneficial ownership of, outstanding shares of capital stock of the Company then representing 50% or more of the combined power to vote generally for the election of directors, and (y) the Company's Board of Directors has taken any action for the benefit of such person, that facilitates the acquisition of such person or group of such beneficial ownership, then the Company shall promptly (and no later than one Business day after the first to occur of any clauses (A) or (B) above) pay to Petrohawk the Termination Fee.

ARTICLE XI

MISCELLANEOUS

        SECTION 11.1.    Notices.    All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) addressed as follows:

To the Company:

  Beta Oil & Gas, Inc.
  6120 South Yale Avenue, Suite 813
  Tulsa, Oklahoma 74136
  Attention: David A. Wilkins
  Fax: (918) 495-1077

With a copy (which shall not constitute notice) to:

  Conner & Winters, P.C.
  3700 First Place Tower
  15 East 5th Street
  Tulsa, OK 74103-4344
  Attention: Lynnwood R. Moore, Jr.
  Fax: (918) 586-8691

To Petrohawk:

  Petrohawk Energy, LLC
  1100 Louisiana, Suite 3650
  Houston, Texas 77002
  Attention: Floyd C. Wilson
  Fax: (832) 204-2877

With a copy (which shall not constitute notice) to:

  Hinkle Elkouri Law Firm L.L.C.
  301 N. Main, Suite 2000
  Wichita, Kansas 67202-4820
  Fax: (316) 660-6011

Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile, (ii) one (1) Business Day after being deposited with a next-day courier, postage prepaid, or (iii) three (3) Business Days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

        SECTION 11.2.    No Waivers.    No failure or delay by any holder of Securities in exercising any right, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Transaction Documents.

        SECTION 11.3.    Expenses; Indemnification.

          (a)   Except as provided in Section 6.1(e) and Article X, all expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

          (b)   The Company agrees to indemnify, defend and hold harmless, Petrohawk, from and against losses in excess of the Basket Amount that Petrohawk may incur resulting from any misrepresentation or breach of warranty by the Company made in this Agreement (including without limitation any certificate or instrument delivered in connection herewith) (the "Indemnified Losses"), subject to the other provisions of this Section 11.3. For purposes of this Section 11.3, in determining whether a misrepresentation or breach has occurred, all representations and warranties of the Company in the Agreement are qualified by the Knowledge of the Company, whether or not so stated.

          (c)

      (i)
      For purpose of this Section 11.3 the terms shall have the following meaning:

        "Assumed Post-Closing Net Asset Value of the Company" shall mean an amount equal to the Common Stock Purchase Price divided by Petrohawk's Common Stock Ownership Percentage.

        "Basket Amount" is $1,000,000 of losses that would otherwise be Indemnified Losses.

        "Petrohawk's Common Stock Ownership Percentage" shall mean that percentage which results by dividing (A) the number of shares of Common Stock issued to Petrohawk at the Closing pursuant to this Agreement by (B) the total amount of shares of Common Stock outstanding immediately after the Closing.

      (ii)
      Petrohawk may make a claim that it has incurred an Indemnified Loss due to a misrepresentation or breach of warranty by the Company made in the Agreement that had such event occurred or the misrepresented facts been known to Petrohawk at Closing, would have resulted in a reduction in the Assumed Post-Closing Net Asset Value of the Company in excess of the Basket Amount ("Adjustment Amount"). Notwithstanding anything to the contrary herein, in no event shall the aggregate Adjustment Amount for all indemnification claims hereunder exceed $5,000,000.

      (iii)
      The value of the Indemnified Loss shall be an amount equal to the product of Petrohawk's Common Stock Ownership Percentage multiplied by the Adjustment Amount.

      (iv)
      The amount of the value of the Indemnified Loss shall be paid by the Company exclusively by crediting such amount to the amount of the Warrant Exercise Price payable by Petrohawk upon the exercise of any of the Warrants held by Petrohawk. In the event that the amount of the Indemnified Loss exceeds the aggregate amount of the Warrant Exercise Price of all Warrants held by Petrohawk at the time of the determination of the Indemnified Loss, the Company shall not have any obligation to pay or credit Petrohawk with that portion of the Indemnified Loss in excess of such aggregate Warrant Exercise Price.

          (d)   At any time within a period of one year from the date of Closing that Petrohawk believes that it has incurred an Indemnified Loss, it shall promptly provide notice thereof to the chairman of the audit committee of the Company (or any member of the audit committee if no member has been designated as chairman), describing fully the facts and basis for its claim, including the asserted amount thereof (which shall include information regarding the amount of the asserted losses constituting the Basket). No claims for an Indemnified Loss may be submitted on or after the first anniversary of the Closing Date.

          (e)   All matters relating to any claims for Indemnified Losses shall be presented to and decided on behalf of the Company by a majority of independent members of the Company's Board of Directors (or a committee of independent directors, which may be the Company Audit Committee). In discharging its obligation hereunder said independent directors (or committee of independent directors) shall be free to employ outside counsel and such other experts and advisors, and to conduct their review of the claims in such manner, as they deem appropriate to comply with their duties and responsibilities to the Company and all of its stockholders hereunder and under applicable corporate Laws.

          (f)    Petrohawk hereby covenants and agrees with the Company that Petrohawk shall indemnify the Company and hold it harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel) incurred by it resulting from any misrepresentation, breach of warranty or nonfulfillment of any agreement, covenant or obligation by Petrohawk made in this Agreement (including without limitation any certificate or instrument delivered in connection herewith).

        SECTION 11.4.    Amendments and Waivers; Sale of Interest.    Any provision of this Agreement and the other Transaction Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and Petrohawk. The Company hereby consents to any participation, sale, assignment, transfer or other disposition which complies with Article V, at any time or times hereafter, of any Securities, this Agreement and any of the other Transaction Documents, or of any portion hereof or thereof, including, without limitation, Petrohawk's rights, title, interests, remedies, powers, and duties hereunder or thereunder, subject to compliance with applicable Laws and the provisions of the BOK Senior Debt Documents subject to the requirement that any such assignee, transferee or purchaser shall agree in writing to become bound by the terms of this Agreement and the other Transaction Documents and that Petrohawk shall not thereby be released from its obligations, liabilities and commitments hereunder and thereunder.

        SECTION 11.5.    Survival.    Except for the provisions of Section 9.11 and Section 9.13, all representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by it or in its behalf under the Transaction Documents shall be considered to have been relied upon by Petrohawk and shall survive for a period of one (1) year after the delivery to Petrohawk of such Transaction Documents and the purchase of the Securities. The covenants set forth in Section 9.11 and Section 9.13 shall survive the Closing and continue for the respective periods provided for therein.

        SECTION 11.6.    Limitation on Interest.    Regardless of any provision contained in the Transaction Documents, neither Petrohawk nor any other holder of the Note ("Noteholder") shall ever be entitled to receive, collect, or apply, as interest on the Note, any amount in excess of the Maximum Lawful Rate, and in the event any Noteholder ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Note is paid in full, any remaining excess shall promptly be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, the Company and the Noteholder shall, to the extent permitted under applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Note, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Note; provided, however, that, if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, the Noteholder shall refund to the Company the amount of such excess and, in such event, the Noteholder shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

        SECTION 11.7.    Invalid Provisions.    If any provision of the Transaction Documents is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Transaction Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Transaction Documents a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

        SECTION 11.8.    Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither may not assign or otherwise transfer any of its rights or obligations under this Agreement except as otherwise provided in this Agreement.

        SECTION 11.9.    GOVERNING LAW.    THIS AGREEMENT AND THE TRANSACTION DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA AND, TO THE EXTENT APPLICABLE, THE CORPORATE LAWS OF THE STATE OF NEVADA.

        SECTION 11.10.    Counterparts.    This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 11.11.    No Third Party Beneficiaries.    It is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than permitted transferees or assignees of all or any part of Petrohawk's interest hereunder, the Indemnified Parties and the holders of the stock options which are addressed in Sections 9.13(a) and 9.13(b) hereof.

        SECTION 11.12.    FINAL AGREEMENT.    THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        SECTION 11.13.    WAIVER OF RIGHT TO TRIAL BY JURY.    PETROHAWK AND THE COMPANY EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT. PETROHAWK AND THE COMPANY EACH AGREE THAT THE OTHER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

        SECTION 11.14.    Publicity.    Neither the Company, Petrohawk nor any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to the transactions contemplated by this Agreement without the prior consent of the other party, except as may be required by applicable Laws, the rules of The Nasdaq Stock Market or by any listing agreement with a national securities exchange, and each party shall use reasonable efforts to provide copies of such release or other announcement to the other party hereto, and give due consideration to such comments as each such other party may have, prior to such release or other announcement.

        SECTION 11.15    Cooperation.    Subject to compliance with applicable Laws, from the date hereof until the Closing Date, each party shall confer on a regular and frequent basis with one or more representatives of the other parties to report operational matters of materiality and the general status of ongoing operations and shall promptly provide the other party or its counsel with copies of all filings made by such party with any Governmental Authority in connection with this Agreement and the transactions contemplated by this Agreement.

        SECTION 11.16    Additional Actions.    Subject to the terms and conditions of this Agreement, each party agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, or to remove any injunctions or other impediments or delays, to consummate and make effective the transactions contemplated by this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

COMPANY:

BETA OIL & GAS, INC.

By:	/s/ DAVID A. WILKINS
Name:	David A. Wilkins
Title:	President and Chief Executive Officer
PETROHAWK ENERGY, LLC
By:	/s/ FLOYD C. WILSON
Name:	Floyd C. Wilson
Title:	President and Chief Executive Officer

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

        This First Amendment to Securities Purchase Agreement (the "Amendment") is made and entered into this 21st day of January, 2004, by and between Petrohawk Energy, LLC, a Delaware limited liability company ("Petrohawk") and Beta Oil & Gas, Inc., a Nevada corporation (the "Company").

RECITALS:

        WHEREAS, on December 12, 2003, Petrohawk and the Company executed that certain Securities Purchase Agreement (the "Agreement"); and

        WHEREAS, Petrohawk and the Company wish to amend the Agreement;

        NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Terms Defined in the Agreement. Unless otherwise defined in this Amendment, each term defined in the Agreement shall have the meaning assigned to it in the Agreement.

        2.     Section 10.1(b). The Termination Date as defined in Section 10.1(b) of the Agreement is hereby changed from April 30, 2004 to May 31, 2004.

        3.     Securities Purchase Agreement in Effect. Except as modified herein, the terms and provisions of the Agreement remain in full force and effect.

        4.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective Authorized Officers on the day and year first above written.

PETROHAWK:

PETROHAWK ENERGY, LLC

By:	/s/ FLOYD C. WILSON
Name: Floyd C. Wilson Title: President and Chief Executive Officer
COMPANY:
BETA OIL & GAS, INC.
By:	/s/ DAVID A. WILKINS
Name: David A. Wilkins Title: President and Chief Executive Officer

Appendix B

CONVERTIBLE PROMISSORY NOTE

        THE OFFER AND SALE OF THIS NOTE AND THE ISSUANCE OF THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OFFERED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THE TRANSFER, SALE, ASSIGNMENT OR PLEDGE IS MADE IN STRICT COMPLIANCE WITH SUCH EXEMPTION.

$35,000,000	, 2004

        FOR VALUE RECEIVED, the undersigned, BETA OIL & GAS, INC., a Nevada corporation ("Maker" or the "Company") hereby promises to pay to PETROHAWK ENERGY, LLC, a Delaware limited liability company ("Payee"), not later than 2:00 P.M. (Houston, Texas time), on the date when due, in immediately available funds in Houston, Texas, at Payee's offices at 1100 Louisiana, Suite 3650, Houston, Texas 77002 or such other address, given to Maker by Payee, the principal sum of THIRTY FIVE MILLION AND NO/100 DOLLARS ($35,000,000), together with interest, as hereinafter described. Whenever any payment of principal of, or interest on, this Note shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

        This Note has been executed and delivered pursuant to, and is subject to and governed by, the terms of that certain Securities Purchase Agreement dated as of December 12, 2003, by and between Maker and Payee (the "Agreement"). This Note is the "Note" referred to in the Agreement. Unless otherwise defined herein or unless the context hereof otherwise requires, each term used herein with its initial letter capitalized has the meaning given to such term in the Agreement.

        Maker reserves the right to prepay without premium or penalty, after thirty (30) days prior written notice to the Noteholder, the principal amount of the Note, in whole or in part, at any time after                        , 200  [two years after the Closing].

        Maker promises to pay interest on the outstanding principal balance hereof, prior to the occurrence of an Event of Default, at a rate per annum equal to eight percent (8%) per annum (the "Fixed Rate") Interest shall accrue on any amounts past due and owing on the Note from the date due until paid at the rate of fifteen percent (15%) per annum (the "Default Rate"); provided further, that in no event shall the rate of interest charged hereunder exceed the Maximum Lawful Rate. Interest shall be payable on the Note as it accrues on March 31, 2004 and continuing on each June 30, September 30 and December 31 thereafter until maturity.

        Interest shall be computed on the Note on the basis of the number of actual days elapsed, assuming that each calendar year consisted of 360 days. The entire outstanding principal balance of this Note and all accrued but unpaid interest thereon shall be due and payable in full in a single installment on                        , 2009 [5 years after Closing].

        At any time after                        , 200  [two years after the Closing] a Noteholder may elect to convert all or any portion of the amount of principal and accrued but unpaid interest on the Note as hereinafter provided.

        Each $2.00 (the "Conversion Price") of principal and accrued but unpaid interest on the Note shall be convertible into one share of Common Stock. The Conversion Price is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

  1
  In the event that the Company shall (a) declare a dividend on the Common Stock in shares of its capital stock (whether shares of such Common Stock or of capital stock of any other class of the Company), (b) split or subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then (as a result of an event described in (a), (b) or (c)) the Conversion Price shall be adjusted to equal the product of the Conversion Price in effect immediately prior to such event multiplied by a fraction the numerator of which is equal to the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such event and the denominator of which is equal to the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after the event.

  2.
  In the event of any capital reorganization of the Company, or of any reclassification of any Common Stock for which the Note is convertible (other than a subdivision or combination of outstanding shares of such Common Stock), or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other entity, each amount of principal and unpaid interest outstanding of the Note equal to the Conversion Price then in effect shall, after such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale be convertible, upon the terms and conditions specified in this Note and in the Agreement, into the number of shares of stock or other securities or assets to which a holder of the number of shares of Common Stock into which amount of principal and interest payable under the Note is convertible (at the time of such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale) would have been entitled upon such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this section with respect to the rights thereafter of such Note shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable upon the conversion of the Note. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Noteholder the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such Noteholder may be entitled pursuant to this section.

  3.
  If any question shall at any time arise with respect to the Conversion Price or the number of shares issuable upon conversion of the Note, such question shall be determined by an independent firm of certified public accountants of recognized national standing selected by the Noteholder and acceptable to the Company.

  4.
  Notwithstanding anything in this section to the contrary, the Company shall not be permitted to take any action described in subparagraphs 1 through 5 above, if such action is prohibited under any other provision of this Note or the Agreement.

        If a Noteholder elects to convert all or a portion of the outstanding principal and accrued but unpaid interest under the Note, then the Noteholder shall deliver the Note to the Company in exchange for a certificate or certificates for the number of whole Conversion Shares to which the Noteholder is entitled under the terms hereof. In the event that the Noteholder has elected to convert less than all of the outstanding principal and accrued but unpaid principal under the Note, the

Noteholder will also receive an amended and restated note setting forth the new amount of principal and accrued but unpaid interest. To the extent permitted by law, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such exchange of the Notes for the Conversion Shares and, if applicable, the amended and restated note, and the Noteholder shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

        Notwithstanding any other provision of this Note or the Agreement, upon the occurrence of a Change of Control (other than a Change of Control caused by or resulting to any material extent from any sales of the Common Stock Shares, Conversion Shares or Warrant Shares by the Holder or any of its Affiliates), the entire principal balance of the Note and all accrued but unpaid interest may, at the election of the Noteholder, be converted into Conversion Shares at the Conversion Price.

        No fractional shares or script of Common Stock shall be issued upon conversion of all or a portion of the outstanding principal and accrued but unpaid interest under the Note. In lieu of a fractional share of Common Stock to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the Per Share Stock Price of one share of Common Stock on the date of conversion.

        If one or more of the following events (collectively, "Events of Default" and individually, an "Event of Default") shall have occurred and be continuing:

          (a)   the Company shall fail to pay when due any principal or interest on the Note;

          (b)   any representation, warranty, certification or statement made or deemed to have been made by the Company in the Agreement or any of the other Transaction Documents or by the Company or any other Person on behalf of the Company in any certificate, financial statement or other document delivered pursuant to the Agreement or any of the other Transaction Documents, shall prove to have been incorrect in any material respect when made, at the time of Closing and at the time that the Noteholder proposes to declare an Event of Default as a result thereof;

          (c)   a default or event which, with the giving of notice, lapse of time or both could (unless cured or waived) become a default, shall occur under the terms of any Debt of the Company or any of its Subsidiaries having a principal balance of $250,000 or more (including, without limitation, the BOK Debt or any debt intended to replace such debt, the "Permitted Senior Debt");

          (d)   the Company or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its Debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (e)   an involuntary case or other proceeding shall be commenced against the Company or any of its Subsidiaries Operating seeking liquidation, reorganization or other relief with respect to it or its Debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against the Company under the federal bankruptcy Laws as now or hereafter in effect;

          (f)    one (1) or more judgments or orders for the payment of money aggregating in excess of $250,000 shall be rendered against the Company or any of its Subsidiaries and such judgment or order (i) shall continue unsatisfied and unstayed for a period of thirty (30) days, or (ii) is not fully paid and satisfied at least ten (10) days prior to the date on which any of its assets may be lawfully sold to satisfy such judgment or order; or

          (g)   any Change of Control other than a Change of Control caused by any sales of the Common Stock Shares, Conversion Shares or Warrant Shares by the Noteholder or any of its Affiliates;

          (h)   the Company without the written consent of the Noteholder shall issue any debt or note (except the Permitted Senior Debt or trade payables) which is not by its terms subordinate to this Note.

then, so long as any such event is continuing, any Noteholder shall without notice or demand of any kind (including, without limitation, notice of intention to accelerate and acceleration) (unless any such notice is expressly provided for in this Note or the Agreement or in the other Transaction Documents), all of which are hereby waived, take any and all actions as may be permitted by the Transaction Documents including, declaring the obligations in respect of the Note owned by such Noteholder (including all accrued but unpaid interest thereon) to be, and such obligations shall thereupon become, immediately due and payable.

        Upon the occurrence and during the continuance of an Event of Default, and upon the conditions stated in this Note, the holder hereof may, at its option, declare the entire unpaid principal of and accrued but unpaid interest on this Note immediately due and payable (provided that, upon the occurrence of certain Events of Default, and upon the conditions stated in this Note, such acceleration shall be automatic), without notice, demand, or presentment, all of which are hereby waived, and the holder hereof shall have the right to offset against this Note any sum or sums owed by the holder hereof to Maker. After the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of this Note and, to the extent permitted by applicable Law, on accrued but unpaid interest, at the Default Rate.

        After the occurrence of an Event of Default, all amounts collected or received by any Noteholder in respect of the Obligations shall be applied first, to the payment of all proper costs incurred by the Noteholder in connection with the collection thereof (including reasonable fees, expenses and disbursements of counsel for the Noteholder), second, to the payment of all accrued but unpaid interest on the Note, third, to unpaid principal on the Note, and fourth to the Company or any other Person entitled to such proceeds under applicable Law.

        The Company shall maintain at the offices of the Company, the Note Register for registration of the Note and transfers thereof. On the Closing Date, the Company shall register this Note issued to Payee. The Company may deem and treat the registered Noteholder as the absolute owner of the Note registered to such Holder and (notwithstanding any notation of ownership or other writing on the Note made by any Person) for the purpose of any exercise thereof or any distribution to the Noteholder, and for all other purposes.

        Upon satisfaction of each condition set forth in Article V of the Agreement, the Company shall register the transfer of any outstanding Note in the Note Register upon surrender of such Note to the Company at the offices of the Company, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered Noteholder or by the duly appointed legal representative thereof. Upon any such registration of transfer, a new Note evidencing such transferred Note shall be issued to the transferee and the surrendered Note shall be canceled. If less than the entire principal amount of a Note surrendered for transfer is to be transferred, a new Note shall be issued to the Noteholder surrendering such Note evidencing such remaining principal balance.

        The Note(s) may be exchanged at the option of the Noteholders thereof, when surrendered to the Company at the offices of the Company, for another Note or other Notes of like tenor and representing in the aggregate a like number of Notes. Notes surrendered for exchange shall be canceled.

        If any Note shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of and substitution for the Note lost, stolen or destroyed, a new Note of like tenor and representing the same outstanding principal, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Note and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, Tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Note.

        If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay the court costs, reasonable attorneys' fees, and other costs of collection of the holder hereof.

        Maker, and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, protest, notice of protest and nonpayment, and notice of acceleration and the intention to accelerate, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

        THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BETA OIL & GAS, INC.
By:
Name:
Title:

Appendix C

WARRANT CERTIFICATE

        THE OFFER AND SALE OF THESE WARRANTS AND THE ISSUANCE OF THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OFFERED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THE TRANSFER, SALE, ASSIGNMENT OR PLEDGE IS MADE IN STRICT COMPLIANCE WITH SUCH EXEMPTION..

Warrant No. W-1

10,000,000 Warrants

WARRANT CERTIFICATE

        This Warrant Certificate ("Warrant Certificate") certifies that Petrohawk Energy, LLC, a Delaware limited liability company ("Petrohawk"), or registered assigns, is the registered holder of Ten Million (10,000,000) Warrants ("Warrants") to purchase Common Stock of Beta Oil & Gas, Inc., a Nevada corporation (the "Company"). This is the Warrant Certificate referred in that certain Securities Purchase Agreement between Petrohawk and the Company dated December 11, 2003 (the "Agreement"). Unless defined in this Warrant Certificate, capitalized terms used herein shall have the meanings given them in the Agreement. Each Warrant entitles the holder, subject to the conditions set forth herein and in the Agreement, to purchase from the Company at any time before 5:00 P.M., Houston, Texas time, on            , 2009 [five (5) years following the Closing Date] (the "Warrant Expiration Date"), one fully paid and nonassessable share of the Common Stock of the Company (the "Warrant Shares") at a price (the "Warrant Exercise Price") of $1.65 per Warrant Share, subject to adjustment as provided herein. The Warrant Exercise Price to which Warrants are exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivering to the Company Warrants or Common Stock of the Company having a fair market value equal to the Warrant Exercise Price, (c) by offsetting the principal balance of the Note, or (d) a combination of (a), (b) and (c). For purposes hereof, the "fair market value" of a share of Common Stock shall mean the Per Share Stock Price and the "fair market value" of a Warrant shall mean the difference between the Per Share Stock Price less the Warrant Exercise Price. The Warrant Exercise Price shall be delivered to the Company, at its offices located at                        , or at such other address as the Company may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office").    The Warrant Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Warrant Expiration Date upon the occurrence of certain events as set forth herein.

        The Company may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        Warrant Certificates, when surrendered at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided herein and in the Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

        Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office and subject to the conditions set forth on this Certificate and in the Agreement, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided herein and in the Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

  Exercise of Warrants.

          (a)   The Warrants may be exercised in whole or in part at any time until the Warrant Expiration Date at which time the Warrants shall expire and shall thereafter no longer be exercisable.

          (b)   The Warrants shall be exercised by presentation of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase attached hereto duly completed and signed, to the Company at the Warrant Office, together with payment of the aggregate Warrant Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised. Upon such presentation, the Company shall issue and cause to be delivered to or upon the written order of the registered Holder of such Warrants and in such name or names as such registered Holder may designate, a certificate or certificates for the aggregate number of Warrant Shares issued upon such exercise of such Warrants. Any Person so designated to be named therein shall be deemed to have become holder of record of such Warrant Shares as of the date of exercise of such Warrants; provided, that, no Warrant Holder will be permitted to designate that such Warrant Shares be issued to any Person other than such Warrant Holder unless each condition to transfer contained in Article V of the Agreement which would be applicable to a transfer of Warrants or Warrant Shares has been satisfied.

          (c)   If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

          (d)   The Company shall not be required to issue fractional shares of Common Stock upon exercise of any Warrants issued by it, but shall pay for any such fraction of a share an amount in cash equal to the value of such fractional share determined by the Company's Board of Directors in good faith.

          (e)   The Company will pay all Taxes attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants issued by it; provided, that, each Warrant Holder shall use its reasonable efforts to avoid any such Tax on the issuance of Warrant Shares; and provided, further that, the Company shall not be required to pay any income Tax or any other Tax which may be payable in respect of any transfer involved in the issuance of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of such a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such Tax or shall have established to the satisfaction of the Company that such Tax has been paid.

          (f)    If the issuance of the Warrant Shares deliverable upon exercise have not been registered pursuant to the Securities Act, the Warrantholder shall deliver a duly executed certificate (the "Form of Stockholders Certificate") substantially in the form of Exhibit A hereto.

        Adjustment of Number of Warrant Shares Purchasable.    The number of Warrant Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below.

          (a)   In the event that the Company shall at any time after the date of this Warrant Certificate declare a dividend on the Common Stock in shares of its capital stock (whether shares of such Common Stock or of capital stock of any other class of the Company), split or subdivide the outstanding Common Stock, or combine the outstanding Common Stock into a smaller number of shares, the number of Warrant Shares purchasable upon an exercise of each Warrant after the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall be adjusted to equal the number of shares of Common Stock which a Holder having the same number of shares of Common Stock as the number of Warrant Shares into which each Warrant is exercisable immediately prior to such record date or effective date, as the case may be, would own or be entitled to receive after such record date or effective date.

          (b)   The Warrant Exercise Price in effect immediately prior to any adjustment of the number of Warrant Shares into which each Warrant is exercisable shall be simultaneously adjusted (but not below the par value of the Common Stock) by multiplying the Warrant Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares into which each Warrant is exercisable immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares into which each Warrant is exercisable immediately after such adjustment.

          (c)   In the event of any capital reorganization of the Company, or of any reclassification of any Common Stock for which any Warrant is exercisable (other than a subdivision or combination of outstanding shares of such Common Stock), or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other Person, each Warrant shall after such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or assets to which a holder of the number of Warrant Shares purchasable (at the time of such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this section with respect to the rights thereafter of such Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of such Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Warrant Holder the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such Warrant Holder may be entitled pursuant to this section (c).

          (d)   If any question shall at any time arise with respect to the adjusted number of Warrant Shares, such question shall be determined by an independent firm of certified public accountants of recognized national standing selected by the Warrant Holder.

          (e)   Notwithstanding anything in this section to the contrary, the Company shall not be permitted to take any action described in this section (such as, but not by way of limitation, any dividend, consolidation merger or reorganization) if such action is prohibited under any other provision of this Warrant Certificate or the Agreement.

          (f)    Notwithstanding that the number of Warrant Shares purchasable upon the exercise of each Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Warrant Shares upon exercise of each Warrant or to distribute certificates that evidence fractional shares, but instead shall pay to the holder of each Warrant the Per Share Stock Price of any such fractional Warrant Shares at the close of business on the trading date immediately preceding the date of exercise.

        Notices to Warrant Holders.    Upon any adjustment of the number of Warrant Shares issuable upon an exercise of the Warrants or any adjustment of the Warrant Exercise Price pursuant to the Adjustment of the number of Warrant Shares purchasable above, the Company shall promptly, but in any event within thirty (30) days thereafter, cause to be given to each Warrant Holder, at its address appearing on the Warrant Register, by first class mail, postage prepaid, a certificate signed by the Company's Financial Officer setting forth the number of Warrant Shares issuable upon the exercise of each Warrant as so adjusted and the Warrant Exercise Price as so adjusted, and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as part of the notice required to be mailed under the other provisions of this section.

        In the event:

          (a)   that the Company shall authorize the issuance to any or all holders of its Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

          (b)   of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

          (c)   of the voluntary dissolution, liquidation or winding up of the Company; or

          (d)   that the Company proposes to take any other action which would require an adjustment of the Warrant Exercise Price of the Warrants issued by it pursuant to this Warrant Certificate;

then the Company shall cause to be given to each Warrant Holder at such Warrant Holder's address appearing on the Warrant Register, at least twenty (20) days prior to the applicable date hereinafter specified, by first class mail, postage prepaid, a written notice stating the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

  Registration, Transfer and Exchange of Warrants.

          (a)   The Company shall maintain at the offices of the Company, the Warrant Register for registration of the Warrants and Warrant Certificate and transfers thereof. On the Closing Date, the Company shall register the outstanding Warrants and Warrant Certificate issued to Buyer. The Company may deem and treat the registered Warrant Holders as the absolute owner of the Warrants registered to such Holder and (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any Person) for the purpose of any exercise thereof or any distribution to the Warrant Holder, and for all other purposes.

          (b)   Upon satisfaction of each condition set forth in Article V of the Agreement, the Company shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificate evidencing such Warrants to the Company at the offices of the Company, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered Warrant Holder or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificate(s) evidencing such transferred Warrants shall be issued to the transferee(s) and the surrendered Warrant Certificate(s) shall be canceled. If less than all the Warrants evidenced by a Warrant Certificate(s) surrendered for transfer are to be transferred, a new Warrant Certificate(s) shall be issued to the Warrant Holder surrendering such Warrant Certificate(s) evidencing such remaining number of Warrants.

          (c)   Warrant Certificates may be exchanged at the option of the Warrant Holder(s) thereof, when surrendered to the Company at the offices of the Company, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

          (d)   No charge shall be made for any such transfer or exchange except for any Tax or other governmental charge imposed in connection therewith.

        Mutilated or Missing Warrant Certificates.    If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, Tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of the date first above written..

BETA OIL & GAS, INC.
By:

Name:

Title:

Appendix D

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") dated as of                        , 2004, is entered into by and between BETA OIL & GAS, INC., a Nevada Company ("Company) and PETROHAWK ENERGY, LLC, a Delaware limited liability company ("Petrohawk").

RECITALS

        WHEREAS, pursuant to that certain Securities Purchase Agreement by and between Company and Petrohawk executed on December 12, 2003 (the "Purchase Agreement"), Petrohawk will receive the number of shares of Common Stock, Note and Warrants as set forth on Schedule 1.

        WHEREAS, as a condition to the Purchase Agreement, Company has agreed to grant to the Stockholders (defined hereafter) certain registration rights with respect to its Registrable Securities (defined hereafter).

        WHEREAS, all the terms used but not defined in this Agreement shall have the meaning ascribed to them in the Purchase Agreement.

        NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1.    Definitions.

        For purposes of this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the recitals above or the subsections referred to below.

        "Registrable Securities" shall mean (i) the shares of Common Stock issued to the Stockholder(s) pursuant to the Purchase Agreement (which, for purposes hereof, shall mean the Common Stock Shares, the Warrant Shares and the Conversion Shares as defined in the Purchase Agreement) and (ii) any securities issued or issuable with respect to the shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization provided, however, that as to any particular Registrable Securities, such security shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such security shall have become effective under the Act and such security shall have been disposed of in accordance with such registration statement or (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Act.

        "Stockholders(s)" shall mean Petrohawk and all Affiliates of Petrohawk that become holders of Registrable Securities.

        Section 2.    Independent Registration Rights.

        2.1   The Company hereby grants to Stockholders separate rights to require the Company to use its best efforts to cause registration and sale in a public offering of all or a portion of Stockholders' Registrable Securities in accordance with this Section 2; provided, however, the Company shall not have any obligation to effect more than a total of two (2) effective registrations pursuant to this Section 2 or effect more than one (1) in any twelve (12) month period. If the Company shall have received a written request submitted by Stockholder(s) owning at least a majority of the Registrable Securities outstanding at the time of such request (the "Requisite Holders") that such Stockholder(s) desires/desire to sell Registrable Securities and specifying the number of Registrable Securities proposed to be sold (for the purposes of this Section 2, "Shares" and which shall in no event be less than 500,000 Shares) and the proposed plan for distribution of the Shares, Company will thereafter:

          2.1.1 Give prompt (but in any event within fifteen (15) days after the receipt of the Requisite Holder(s)' notice) notice to all other Stockholders of such notice and of such other Stockholders' rights to have their Registrable Securities included in such registration.

          2.1.2 Upon the request of any such Stockholder made within fifteen (15) days after the receipt by such Stockholder of any such notice given pursuant to subsection 2.1.1 (which request shall specify the Registrable Securities intended to be disposed of by such Stockholder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration of all Shares which the Company has been so requested to register pursuant to this subsection 2.1.

          2.1.3 Prepare and file as soon as practicable, but in no event later than thirty (30) days from Company's receipt of the last Stockholder's request to have such Stockholder's Registrable Securities included in such registration within the time period specified in Section 2.1.2, a registration statement under the Securities Act of 1933, as amended (the "Securities Act") ("Registration Statement") with the Securities Exchange Commission ("Commission") on Form S-1 (or Form S-2 or Form S-3, if Company is entitled to use such forms, or similar forms available for use by small business issuers) and use its best efforts to cause such Registration Statement to become effective in order that the Stockholders may sell the Shares in accordance with the proposed plan of distribution.

          2.1.4 Prepare and file with the Commission such amendment and supplements to such Registration Statement and prospectus used in connection therewith including any preliminary prospectus or supplemental or amended prospectus (the "Prospectus") as may be necessary to keep such Registration Statement continuously effective and to comply with the provisions of the Securities Act with respect to the offer of the Shares during the period required for distribution of the Shares, which period shall not be in excess of the earlier of (i) nine months from the effective date of such Registration Statement, and (ii) the distribution of all Shares covered by such Registration Statement.

          2.1.5 Furnish to each Stockholder such number of copies of the Prospectus (including any preliminary prospectus or supplemental or amended prospectus) as such Stockholder may reasonably request in order to facilitate the sale and distribution of the Shares.

          2.1.6 Notwithstanding the foregoing, if the Company shall furnish to the each Stockholder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Stockholder; provided, however, that the Company may not utilize this right with respect to a request under Section 2 more than once in any twelve (12) month period.

        2.2   The right of each Stockholder to register Shares pursuant to the provisions of this Section 2 shall be subject to the condition that if a request for registration is made within sixty (60) days prior to the conclusion of Company's then current fiscal year, Company shall have the right to delay the filing of the Registration Statement for such period of time until Company files its audited financial statements for such fiscal year.

        2.3   If the Requisite Holder(s) intend/intends to distribute the Registrable Securities covered by the notice pursuant to section 2.1 by means of an underwriting, the Requisite Holder(s) shall so advise the Company as a part of the notice made pursuant to section 2.1 and provide the name of the managing underwriter or underwriters that the Requisite Holder(s) proposes/propose to employ in connection with the public offering proposed to be made pursuant to the registration requested. If the managing underwriter of such underwritten offering shall inform the Company and the Stockholders requesting that their Shares be registered pursuant to this Section 2 by letter of its belief that the amount of Shares requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Requisite Holders, then the Company will include in such registration such amount of Shares which the Company is so advised can be sold in (or during the time of) such offering pro rata on the basis of the amount of such Shares so proposed to be sold and so requested to be included by such parties.

        2.4   A registration shall not be deemed to have been effected (i) unless it has become effective and remained effective for the period specified in subsection 2.1.4, (ii) if, after it has become effective, such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court, or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied for any reason, other than as a result of the voluntary termination of such offering by the Requisite Holders or any failure by the Requisite Holders to satisfy or perform the conditions or covenants on their part to be satisfied or performed.

        Section 3.    Piggy-Back Registration Rights.

        3.1   If Company proposes to file, on its behalf, a Registration Statement under the Securities Act on Form S-1, S-2 or S-3 or similar forms available for use by small business issuers, other than pursuant to Section 2 of this Agreement or in connection with a dividend reinvestment, employee stock purchase, option or similar plan or in connection with a merger, consolidation or reorganization, Company shall give written notice to Stockholder at least ten (10) days before the filing with the Commission of such Registration Statement. Such notice shall offer to include in such filing all or a portion of the Registrable Securities owned by Stockholder. If Stockholder desires to include all or a portion of its Registrable Securities in such Registration Statement, it shall give written notice to Company within three (3) days after the date of mailing of such offer specifying the amount of Registrable Securities to be registered (for the purpose of this Section 3, "Shares"). Company shall thereupon include in such filing the Shares, subject to priorities in registration set forth in this Agreement, and subject to its right to withdraw such filing, and shall use its best efforts to affect registration under the Securities Act of the Shares.

        3.2   The right of Stockholder to have the Shares included in any Registration Statement in accordance with the provisions of this Section 3 shall be subject to the following conditions:

          3.2.1 Company shall have the right to require that Stockholder agree to refrain from offering or selling any shares of Common Stock that it owns which are not included in any such Registration Statement in accordance with this Section 3 for any reasonable time period specified, not to exceed ninety (90) days, by any managing underwriter of the offering to which such Registration Statement relates.

          3.2.2 If (i) a registration pursuant to this Section 3 involves an underwritten offering of the securities being registered to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and Stockholder who has requested that its Shares be registered pursuant to this Section 3 by letter of its belief that the amount of Shares requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Company or a majority of such requesting holders, then the Company will include in such registration such amount of securities which the Company is so advised can be sold in (or during the time of) such offering as follows: first, the securities being offered by the Company for its own account; and second such Shares of the Stockholders which are requested to be included in such registration pro rata on the basis of the amount of such Shares so proposed to be sold and so requested to be included by such Stockholders.

          3.2.3 Company shall furnish Stockholder with such number of copies of the Prospectus as Stockholder may reasonably request in order to facilitate the sale and distribution of its shares.

        3.3   Notwithstanding the foregoing, Company in its sole discretion may determine not to file the Registration Statement or proceed with the offering as to which the notice specified herein is given without liability to Stockholder.

        Section 4.    Participation in Underwritten Registrations.    Stockholder may not participate in any registration hereunder which relates to an underwritten offering unless Stockholder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the holders of at least a majority of the Registrable Securities to be included in such registration, or by a Person appointed by such holders to act on their behalf to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

        Section 5.    Exclusive Registration Rights and Transfer.

        The rights of Stockholder under this Agreement may upon notice to the Company be transferred to its respective Affiliates in combination with a transfer of shares to such Affiliates. However, the rights of Stockholder under this Agreement may not be assigned or transferred to a non-Affiliate without the Company's written consent. Except as provided in this Section 5, the rights granted under this Agreement are granted specifically to and for the benefit of Stockholder and shall not pass to any transferee of Registrable Securities. From and after the date of this Agreement, the Company will not, without the prior written consent of Stockholders holding at least a majority of the Registrable Securities then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Stockholders in this Agreement. The foregoing shall not restrict or prevent the Company from entering into any other agreement with any party pertaining to the registration by the Company of such party's Common Stock. Except as set forth in Schedule 2 attached hereto, the Company represents and warrants to Stockholders that, as of the date hereof, the Company is not a party to any agreement, other than this Agreement, pertaining to the registration by the Company of Common Stock.

        Section 6.    Expenses.    Company will bear all the expenses in connection with any Registration Statement under this Agreement, other than transfer taxes payable on the sale of such shares, the fees and expenses of counsel to Stockholder and fees and commissions of brokers, dealers and underwriters.

        Section 7.    Recall of Prospectuses, etc.    With respect to a Registration Statement or amendment thereto filed pursuant to this Agreement, if, at any time, Company notifies Stockholder that an amendment or supplement to such Registration Statement or amendment to the Prospectus included therein is necessary or appropriate, Stockholder will forthwith cease selling and distributing shares thereunder and will forthwith redeliver to Company all copies of such Registration Statement and Prospectuses then in its possession or under its control. Company will use its best efforts to cause any such amendment or supplement to become effective as soon as practicable and will furnish Stockholder with a reasonable number of copies of such amended or supplemented prospectus (and the period during which Company is required to use its best efforts to maintain such Registration Statement in effect pursuant to this Agreement will be increased by the period from the date on which Stockholder ceased selling and distributing shares thereunder to the date on which such amendment or supplement becomes effective).

        Section 8.    Cooperation with Existing Stockholders.    Company shall be entitled to require Stockholder to cooperate with Company in connection with a registration of Registrable Securities pursuant to this Agreement and furnish (i) such information as may be required by Company or the Commission in connection therewith and (ii) such representations, undertakings and agreements as may be required by the Commission in connection therewith.

        Section 9.    Registration Procedures.    Upon the receipt of a request for registration of any Registrable Securities pursuant to Section 2 or Section 3 of this Agreement, Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Company will as expeditiously as possible:

          9.1.1 Prepare and file with the Commission a registration statement on an appropriate form under the Securities Act and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, Company will promptly furnish to the holders of Registrable Securities to be registered and sold pursuant to this Agreement (the "Registered Holders") and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Registered Holders and the underwriters, and Company will not file any registration statement or amendment thereto, or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Registered Holders or the underwriters, if any, shall reasonably object in light of the requirements of the Securities Act and any other applicable laws and regulations.

          9.1.2 Prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period; cause the related prospectus to be filed pursuant to Rule 424(b) (or any successor provision) under the Securities Act; cause such prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424(b) (or any successor provision) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition set forth in such registration statement or supplement to such prospectus.

          9.1.3 Notify the Registered Holders and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceeding for that purpose, (iv) if at any time the representations and warranties of Company contemplated by subsection 9.1.10 cease to be true and correct, (v) of the receipt by Company of any notification with respect to the suspension or qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vii) of Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such registration statement inadvisable pending such disclosures and post-effective amendment.

          9.1.4 Make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

          9.1.5 If requested by the managing underwriters or the Registered Holders in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post effective amendment such information as the managing underwriters and the Registered Holders agree should be included therein relating to such sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to such underwriters and the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement if requested by the Registered Holders or any underwriter of such Registrable Securities.

          9.1.6 Furnish to the Registered Holders and each managing underwriter, if any, without charge, at least one signed copy of the registration statement, any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

          9.1.7 Deliver without charge to the Registered Holders and the underwriters, if any, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and Company consents to the use of such prospectus or any amendment or supplement thereto by such Registered Holders and the underwriters, if any, in connection with the offer and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto.

          9.1.8 Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Registered Holders, the underwriters, if any, and respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Registered Holders or an underwriter reasonably requests in writing; keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that Company will not be required in connection therewith or as a condition thereto to qualify generally to do business or subject itself to general service of process in any such jurisdiction where it is not then so subject.

          9.1.9 Upon the occurrence of any event contemplated by subsection 9.1.3 (ii) - (vii) above, prepare, to the extent required, a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

          9.1.10    Enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities to be covered by such registration are to be offered in an underwritten offering: (i) make such representations and warranties to the Registered Holders to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to Company and updates thereof with respect to the registration statement and the prospectus in the form, scope and substance which are customarily delivered in underwritten offerings; (iii) in the case of an underwritten offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and obtain opinions of counsel to Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the Registered Holders) addressed to the Registered Holders and the underwriters, if any, covering the matters customarily covered in opinions delivered in underwritten offerings and such other matters as may be reasonably requested by the Registered Holders and such underwriters; (iv) obtain "cold comfort" letters and updates thereof from Company's independent certified public accountants addressed to the Registered Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings; (v) if any underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures customarily included in underwriting agreements in underwritten offerings; and (vi) Company shall deliver such documents and certificates as may be requested by the Registered Holders and the managing underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

          9.1.11    Make available for inspection by a representative of the Registered Holders, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the Registered Holders or such underwriter, all financial and other records, pertinent corporate documents and properties of Company, and cause Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any records, information or documents that are designated by Company in writing as confidential shall be kept confidential by such Persons unless disclosures of such records, information or documents is required by court or administrative order.

          9.1.12    Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 90 days after the end of any 12-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering and (ii) beginning with the first day of Company's first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a registration statement, which statements shall cover said 12-month periods.

          9.1.13    If Company, in the exercise of its reasonable judgment, objects to any change reasonably requested by the Registered Holders or the underwriters, if any, to any registration statement or prospectus or any amendments or supplements thereto (including documents incorporated or to be incorporated therein by reference) as provided for in this Section 9, Company shall not be obligated to make any such change and such Registered Holders may withdraw their Registrable Securities from such registration, in which event (i) Company shall pay all registration expenses (including its counsel fees and expenses) incurred in connection with such registration statement or amendment thereto or prospectus or supplement thereto, and (ii) in the case of a registration being effected pursuant to Section 2, such registration shall not count as one of the registrations Company is obligated to effect pursuant to Section 2 hereof.

        Section 10.    Indemnification.

        10.1 In the event of any registration of any securities under the Securities Act pursuant to this Agreement, Company will indemnify and hold harmless Stockholder, any underwriter and each other Person, if any, who controls Stockholder, or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Stockholder, or any underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or preliminary prospectus (if used prior to the effective date of such Registration Statement) or final or summary prospectus contained therein (if used during the period the Company is required to keep the Registration Statement effective), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse Stockholder, or underwriter for any legal or any other expenses as reasonably incurred by such person in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without prior written consent of Company; provided, however, that Company will not be liable to Stockholder or an underwriter in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus or said final or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Company by Stockholder, or its affiliates or representatives, or by that underwriter, as the case may be, specifically for use in the preparation thereof; and provided further that the indemnity agreement contained in this Section 10 with respect to any preliminary prospectus shall not inure to the benefit of Stockholder or any underwriter or to any Person selling the same in respect of any loss, claim, damage, liability or action asserted by someone who purchased shares from such person if a copy of the final prospectus (as the same may be amended or supplemented) in connection with such registration statement was not sent or given to such person with or prior to written confirmation of the sale and if the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus.

        10.2 In the event of any registration of securities under the Securities Act pursuant to this Agreement, Stockholder will indemnify and hold harmless Company, each of its directors and officers, any underwriter and each other Person, if any, who controls Company or underwriter within the meaning of the Securities Acts, against any losses, claims, damages or liabilities, joint or several, to which Company or any such director, officer, underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or preliminary prospectus or final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse Company, each such director, officer, or underwriter for any legal or any other expenses as reasonably incurred by them in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without prior written consent of the indemnifying Stockholder, or its representative; but in all cases only if, and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission therein made in reliance upon and in conformity with written information furnished to Company by the indemnifying Stockholder, or its affiliates or representatives specifically for use in the preparation thereof. Notwithstanding the foregoing, the amount of the indemnity provided by Stockholder pursuant to this Section 10 shall not exceed the net proceeds received by Stockholder in such related registration and sale.

        10.3 Promptly after receipt by a party entitled to indemnification under subsection 10.1 or 10.2 hereof of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under either of such subsections, notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the indemnified party and it shall so notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it so chooses, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party that it so chooses, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided, however, that if the indemnifying party fails to take reasonable steps necessary to diligently defend such claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to take such steps, the indemnified party may assume its own defense and the indemnifying party shall be liable for any expenses therefore. The indemnity agreements in this Section 10 shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

        10.4 If the indemnification provided for in this Section 10 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 10 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        Section 11.    Sales under Rule 144.    With a view to making available to Stockholder the benefits of Rule 144 promulgated under the Securities Act and any other similar rule or regulation of the Commission that may at any time permit Stockholder to sell the Registrable Securities without registration, Company agrees to:

          (a)   make and keep public information available, as those terms are understood and defined in Rule 144 (or any successor provision);

          (b)   file with the Commission in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act;

          (c)   furnish to Stockholder forthwith upon request (i) a written statement by Company that it has complied with the reporting requirements of Rule 144 (or any successor provision), the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Company and such other reports and documents so filed by Company under the Securities Act and the Exchange Act and (iii) such other information as may be reasonably requested by Stockholder in availing itself of any rule or regulation of the Commission which permits the selling of any such securities without registration; and

          (d)   after any sale of Registrable Securities pursuant to Rule 144, to the extent allowed by law, to cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities.

        Section 12.    Removal of Legend.    The Company agrees, to the extent allowed by law, to remove any legends on certificates representing Registrable Securities describing transfer restrictions applicable to such securities upon the sale of such securities (i) pursuant to an effective Registration Statement under the Securities Act or (ii) in accordance with the provisions of Rule 144 under the Securities Act.

        Section 13.    Notices.    Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, return receipt requested, or via overnight delivery service and shall be addressed to the other parties at the addresses listed on the signature pages hereof. Notice shall be deemed effective upon receipt or refusal.

        Section 14.    Modification.    Notwithstanding anything to the contrary in this Agreement or otherwise, no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the Company and the Stockholders holding not less than 75% of the Registrable Securities then outstanding. Any such modification, amendment shall be binding on all holders of Registrable Securities and all persons who may thereafter acquire any Registrable Securities.

        Section 15.    Non-Waiver.    The failure to enforce at any time any of the provisions of this Agreement, or to require at any time performance by any other party of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions.

        Section 16.    Partial Invalidity.    If any clause, sentence, paragraph, section or part of this Agreement shall be deemed invalid, unenforceable or against public policy, the part which is invalid, unenforceable or contrary to public policy shall not affect, impair, invalidate or nullify the remainder of this Agreement, but the invalidity, unenforceability or contrariness to public policy shall be confined only to the clause, sentence, paragraph, section or part of this Agreement so invalidated, unenforceable or against public policy.

        Section. 17    Termination of Registration Right.    No Stockholder shall be entitled to exercise any right provided for in this Agreement after the fifth anniversary of the Closing of the transactions contemplated by the Purchase Agreement (the "Termination Date"). Notwithstanding any other provision of this Agreement to the contrary, the registration rights granted hereunder will terminate prior to the Termination Date as to any Stockholder upon the first day the Stockholder is able to sell all of the Registrable Securities owned by such Holder under Rule 144 within any given three-month period.

        Section 18.    Construction.    The language in all parts of this Agreement shall in all cases be construed simply, according to its fair meaning, and shall not be construed strictly for or against either of the parties hereto.

        Section 19.    Governing Law.    This Agreement shall be governed and construed according to the laws of the State of Oklahoma, without regard to its conflicts of law principles.

        Section 20.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute but one and the same instrument.

        Section 21.    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

        Section 22.    Specific Performance.    The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party damages would not be an adequate remedy and (ii) the other party shall be entitled to specific performance and injunctive and equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

(Remainder of page intentionally left blank)

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"COMPANY"

BETA OIL & GAS, INC.

By:

Name:
Title:

Address for Notice:

    Beta Oil & Gas, Inc.
    6120 South Yale Avenue, Suite 813
    Tulsa, Oklahoma 74136
    Attention: David A. Wilkins
    Fax: (918) 495-1077

With a copy (which shall not constitute notice) to:

    Conner & Winters, P.C.
    3700 First Place Tower
    15 East 5th Street
    Tulsa, OK 74103-4344
    Attention: Lynnwood R. Moore, Jr.
    Fax: (918) 586-8982

"PETROHAWK"

PETROHAWK ENERGY, LLC

By:

Name:	Floyd C. Wilson
Title:	President and Chief Executive Officer

Address for Notice:

    Petrohawk Energy, LLC
    1100 Louisiana, Suite 3650
    Houston, Texas 77002
    Attention: Floyd C. Wilson
    Fax: (832) 204-2877

With a copy (which shall not constitute notice) to:

    Hinkle Elkouri Law Firm L.L.C.
    301 N. Main, Suite 2000
    Wichita, Kansas 67202-4820
    Fax: (316) 660-6011

SCHEDULE 1

Petrohawk Energy, LLC	15,151,515 shares of Common Stock
10,000,000 Warrants
$35,000,000 Note

Appendix E

STOCKHOLDERS AGREEMENT

        This Stockholders Agreement (the "Agreement") is made and entered into this            day of                        , 2003, by and among Beta Oil & Gas, Inc., a Nevada corporation (the "Company"), Petrohawk Energy, LLC, a Delaware limited liability company ("Petrohawk") and the undersigned stockholders of the Company (the "Stockholders")

RECITALS

        WHEREAS, the Company and Petrohawk have entered into a certain Securities Purchase Agreement of even date herewith (the "Purchase Agreement"); and

        WHEREAS, as a condition to the execution of Purchase Agreement, the parties entering into this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Stockholder Voting Regarding the Purchase Agreement.    Each of the Stockholders agrees, so long as it owns such shares, to vote (including the taking of any action by written consent, as necessary or appropriate) and to use all reasonable efforts to cause its Affiliates to vote, all shares of the Company's common stock, $.001 par value and all shares of the Company's 8% Cumulative Convertible Preferred Stock (and any and all shares of any other voting class of capital stock of the Company presently or at any future time owned by such Stockholder) (the "Stock"), which it is entitled to vote (or control the voting directly or indirectly) in favor of the proposal to issue the Securities pursuant to the Purchase Agreement, and all transactions contemplated thereby, including but not limited to, an amendment to the Company's Articles of Incorporation increasing the authorized number of shares of Company common stock and a reincorporation merger of, or other action by, the Company to change its domicile to Delaware, and extensions of the term for exercising certain options held by officers, directors and employees of the Company. In addition, each of the Stockholders agrees to support the proposal and the items listed in the immediately preceding sentence in any communications that they have (whether written or oral) with any other stockholders of the Company.

        2.    Term.    Except for the provisions of Section 4, this Agreement shall terminate and be of no further force and effect at the earliest of the (i) termination of the Purchase Agreement, (ii) the Closing of the transactions contemplated by the Purchase Agreement, and (iii) ninety (90) days after the date of the Company's stockholders' meeting whereby the issuance of the Securities pursuant to the Purchase Agreement is approved. The provisions of Section 4 shall remain in effect and enforceable by the Company or its stockholders for the period provided for therein.

        3.    Stockholders' Representation and Warranties.    Each Stockholder severally, as to itself only, represents and warrants to Petrohawk that (a) the Stockholder has duly authorized, executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement, enforceable in accordance with its terms and neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will constitute a violation of, a default under, or conflict with any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Stockholder is a party or by which the Stockholder is bound; (b) consummation by the Stockholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of law other than filing on Form 13D that may be required under the Securities Exchange Act of 1934, as amended; (c) except to the extent contemplated herein each Stockholder's shares of Stock and the certificates representing same are now and at all times during the term of this Agreement will be held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreement or any other encumbrances whatsoever ("Encumbrances") with respect to the ownership or voting of such shares of Stock or otherwise, other than Encumbrances created by or arising pursuant to this Agreement; (d) there are no outstanding options, warrants or rights to purchase or acquire, or proxies, powers-of-attorney, voting agreements, trust agreements or other agreements relating to, such shares of Stock other than this Agreement; (e) the shares of Stock listed on Exhibit "A" constitutes all of the Company securities of each Stockholder owned beneficially or of record by such Stockholder on the date hereof; and (f) the Stockholder has the present power and right to vote all of the shares of Stock as contemplated herein.

        4.    Restricted Actions.    During a period of one (1) year from the date of Closing, none of Petrohawk, any Affiliates of Petrohawk nor any "group" (within the meaning of Rule 13d-5(b) promulgated under the Exchange Act) will:

          (a)   commence any tender offer or exchange offer for shares of the Common Stock;

          (b)   propose or take any action to effect a merger of the Company with any Affiliate of Petrohawk; or

          (c)   take any other action which would constitute a Rule 13e-3 transaction as that term is defined in Rule 13e-3(a)(3) promulgated under the Exchange Act;

without first obtaining the approval of a majority of the members of the Board of Directors of the Company who are independent for purposes of board membership (as defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules).

        5.    Certain Defined Terms.    Unless otherwise expressly provided herein, all capitalized terms used herein without definition shall have the meanings assigned to them in the Purchase Agreement.

        6.    Negative Covenants of Each Stockholder.    Except to the extent contemplated herein or in the Purchase Agreement, each Stockholder hereby covenants and agrees that such Stockholder will not, and will not agree to, directly or indirectly, (a) sell, transfer, assign, cause to be redeemed or otherwise dispose of any of its shares of Stock or enter into any contract, option or other agreement or understanding with respect to the sale, transfer, assignment, redemption or other disposition of its shares of Stock, except through "brokers" transactions as contemplated by subparagraphs (f) and (g) and subject to the limitations on amount provided by subparagraph (e) of Rule 144 of the Securities Act; (b) grant any proxy, power-of-attorney or other authorization or interest in or with respect to its shares of Stock pertaining or relating to the Purchase Agreement or any of the transactions contemplated thereby; or (c) deposit such Stock into a voting trust or enter into a voting agreement or arrangement with respect to such Stock, unless and until, in the case of (a), (b) or (c) above, the Stockholder shall have taken all actions (including, without limitation, the placement of a legend on the certificates evidencing such Stock) reasonably necessary to ensure that such Stock shall at all times be subject to all the rights, powers and privileges granted or conferred, and subject to all the restrictions, covenants and limitations imposed, by this Agreement and shall have caused, as a condition to any sale, transfer, pledge or other disposition of any shares of Stock, any transferee of any of the Stock, unless it is already a signatory to this Agreement, shall become a signatory to and be bound by the terms of this Agreement.

        7.    Successors.    This Agreement shall be binding upon and shall operate for the benefit of Petrohawk, the Stockholders and the Company, their respective members and stockholders, and their respective successors, assigns, executors, administrators and heirs, and it shall be binding upon any entity to whom any Stock is transferred whether or not in accordance with the provisions of this Agreement, and the executor or administrator of such entity.

        8.    Modification.    Notwithstanding anything to the contrary in this Agreement or otherwise, no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by all parties hereto. Each Stockholder covenants not to vote any shares of Stock in favor of any amendment of the articles of incorporation or bylaws of the Company, if such amendment would materially modify the terms or frustrate the purpose of this Agreement or the Purchase Agreement, unless the vote on such amendment is approved unanimously by the parties to this Agreement.

        9.    Non-Waiver.    The failure to enforce at any time any of the provisions of this Agreement, or to require at any time performance by any other party of any of the provisions hereof, shall in no way be constructed to be a waiver of such provisions.

        10.    Invalid Provisions.    If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom.

        11.    Entire Agreement.    This Agreement contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

        12.    Notices.    Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, return receipt requested, and shall be addressed to all other parties at the addresses listed on the signature page hereof. All such notices shall be deemed to be given three (3) days after the date of mailing thereof.

        13.    Governing Law.    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA AND, TO THE EXTENT APPLICABLE, THE CORPORATE LAWS OF THE STATE OF NEVADA.

        14.    Counterparts.    This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page to Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

COMPANY:
BETA OIL & GAS, INC.
By:
Name:
Title:
Address for Notice:
Beta Oil & Gas, Inc. 6120 South Yale Avenue, Suite 813 Tulsa, Oklahoma 74136 Attention: David A. Wilkins Fax: (918) 495-1077
With a copy (which shall not constitute notice) to:
Conner & Winters, P.C. 3700 First Place Tower 15 East 5th Street Tulsa, OK 74103-4344 Attention: Lynnwood R. Moore, Jr. Fax: (918) 586-8982
PETROHAWK ENERGY, LLC
By:
Name:	Floyd C. Wilson
Title:	President and Chief Executive Officer
Address for Notice:
Petrohawk Energy, LLC 1100 Louisiana, Suite 3650 Houston, Texas 77002 Attention: Floyd C. Wilson Fax: (832) 204-2877
With a copy (which shall not constitute notice) to:
Hinkle Elkouri Law Firm L.L.C. 301 N. Main, Suite 2000 Wichita, Kansas 67202-4820 Fax: (316) 660-6011
[MAJOR STOCKHOLDERS' SIGNATURES TO BE INSERTED]

EXHIBIT "A"

Stockholder	Shares of Common Stock

Appendix F

[SEAL]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.		ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390—After Issuance of Stock)

1.	Name of corporation:	Beta Oil & Gas, Inc.

2.
The articles have been amended as follows (provide article numbers, if available):

  Article Third has been amended to increase the number of shares of authorized common stock from 50,000,000 shares to 100,000,000 shares. The first paragraph of Article Third shall be amended to read as follows:
  "THIRD. The aggregate number of shares of stock the corporation is authorized to issue is 100,000,000 shares of a class designated as common stock, par value $0.001 per share, and 5,000,000 shares of a class designated as Preferred Stock, par value $0.001 per share, and the relative rights of the shares of each class of stock are as follows:"

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:                                                  .*
4.	Effective date of filing (optional):	(must not be later than 90 days after the certificate is filed)
5.	Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:    Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM 78.385 Amend 2003 Revised on: 11/03/03

F-1

Appendix G

Petro Capital Advisors, LLC
Dallas, Texas

November 5, 2003

The Board of Directors
Beta Oil & Gas, Inc.
6120 South Yale Avenue
Suite 813
Tulsa, Oklahoma 74136

Dear Sirs:

        We understand that Beta Oil & Gas, Inc. (the "Company") proposes to enter into a transaction with Petrohawk Energy, LLC ("Petrohawk") pursuant to which the Company would issue to Petrohawk (i) 15,151,515 shares of its common stock, par value $.001 per share ("Common Stock"), at a purchase price of $1.65 per share (the "Common Stock Issuance"), (ii) $35.0 million of its convertible unsecured debt (the "Convertible Debt") that bears interest at a rate of 8.0% per annum, which Convertible Debt would be convertible into an aggregate of 17.5 million shares of Common Stock at a conversion price of $2.00 per share (the "Convertible Debt Issuance"), and (iii) a warrant to purchase up to 10.0 million shares of Common Stock (the "Warrant"), which Warrant would have an exercise price of $1.65 per share and a five year term (the "Warrant Issuance," and together with the Convertible Debt Issuance and the Common Stock Issuance, the "Transaction"). We understand that the Convertible Debt would be convertible in whole or in part at the option of the holders thereof at any time after the second anniversary of the date of issuance, and that the Warrant would be exercisable at the option of the holders thereof at any time prior to its expiration.

        You have requested our opinion (this "Opinion") as to whether, as of the date hereof, the Transaction, taken as a whole, is fair to the Company from a financial point of view. This Opinion does not address the Company's underlying business decision to enter into the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company, the Common Stock, the Convertible Debt or the Warrant. Furthermore, we have not been requested, nor have we undertaken, to advise you with respect to alternatives to the Transaction, nor have we participated in negotiations with respect to the non-economic terms of the Transaction.

        In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  1.
  reviewed the Company's annual reports on Form 10-K for the fiscal years ended 2000, 2001 and 2002, including its audited financial statements for the three fiscal years ended December 31, 2002; reviewed the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003, including its unaudited financial statements for such periods; and reviewed the Company's draft interim unaudited financial statements for the three months ended September 30, 2003, as provided to us by the Company's management;

  2.
  reviewed certain financial projections of the Company prepared by the management of the Company and furnished to us by the Company, including, but not limited to, projections of reserves, production, realized pricing and capital spending;

  3.
  visited the Company's principal business office;

  4.
  reviewed the Letter of Intent between PetroHawk Energy, LLC and the Company dated as of October 20, 2003;

  5.
  held discussions with certain members of the senior management of the Company and with certain members of the Board of Directors of the Company to discuss the Transaction and the Company's operations, financial condition and performance, and prospects for future growth;

  6.
  reviewed an independent reserve report relating to the oil and gas reserves of the Company prepared by Ryder Scott Company ("Ryder Scott"), dated December 31, 2002 (the "Ryder Scott Report");

  7.
  reviewed a reserve roll forward relating to the oil and gas reserves of the Company prepared by the Company, dated September 30, 2003 (the "Company Reserve Report");

  8.
  reviewed the Company's Five Year Strategic Plan dated as of August 21, 2003 prepared by Company management;

  9.
  reviewed the historical market prices and trading volume for the Common Stock;

  10.
  reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company, and reviewed terms of other investments, including, but not limited to, prices, financial terms and premiums paid, that we considered similar to the financial components of the Transaction;

  11.
  reviewed copies of the following agreements and documents that were delivered to us prior to the meeting of the Company's Board of Directors to approve the Transaction, which documents we have assumed with your permission to be accurate (collectively, the "Transaction Documents"):

  •
  The Securities Repurchase Agreement;

  •
  The Senior Convertible Promissory Note;

  •
  The Warrant Certificate;

  •
  The Registration Rights Agreement;

  •
  The Stockholders Agreement; and

  •
  Certain additional transaction documents; and

  12.
  conducted such other studies, analyses and inquiries and considered such other information and financial, economic and market criteria as we have deemed appropriate in arriving at the Opinion.

        In rendering this Opinion, we have assumed, with your consent, and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us. With respect to the Company Reserve Report and the financial and production forecasts and projections provided to us by the Company or otherwise reviewed by or discussed with us, we have relied upon representations of the Company and its management that such report, forecasts and projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company and its management as to the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us. With respect to the Ryder Scott Report, we have been advised, and have assumed, that the Ryder Scott Report has been reasonably prepared on bases reflecting the best currently available estimates and judgments of Ryder Scott as to the oil and gas reserves of the Company. We have assumed that the Transaction would be consummated in accordance with the terms and conditions contained in the Transaction Documents reviewed by us without waiver, amendment or modification of any material term or condition thereof. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction would be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

        We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and its reserves and production, including, without limitation, the Company Reserve Report and the Ryder Scott Report, and do not assume any responsibility with respect thereto. We have not made any physical inspection or independent appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals, other than the Ryder Scott Report. Additionally, our Opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this Opinion. Although developments following the date of this Opinion may affect this Opinion, we assume no obligation to update, revise or reaffirm this Opinion. It should be understood that subsequent developments might affect the conclusion expressed in the last paragraph of this Opinion.

        This Opinion addresses only the fairness, from a financial point of view, of the financial terms of the Transaction taken as a whole. We do not express any opinion as to any specific financial term of the Transaction, nor do we express any opinion as to any term of the Transaction that is not a financial term or as to the effect of any other aspect of the Transaction. We do not express any opinion as to the fairness of the financial terms of any of the Common Stock Issuance, the Convertible Debt Issuance or the Warrant Issuance individually. We do not express any opinion as to the price or range of prices at which the Common Stock may trade at any time prior to the consummation of the Transaction, nor do we express any opinion as to the price or range of prices at which the Common Stock, the Convertible Debt or the Warrant may trade at any time upon the consummation of the Transaction, all of which may vary depending upon, among other factors, changes in interest rates, market conditions, general economic conditions and other factors that generally influence the prices of securities. We have not been asked to express an opinion, and do not express an opinion, as to the Company's proposed use or uses of the proceeds of the Transaction.

        This Opinion is provided for the information of the Board of Directors of the Company in its evaluation of the Transaction, and it is not intended to be and does not constitute a recommendation or investment advice to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction at any meeting therefor. This Opinion may not be published or otherwise referred to or communicated (in whole or in part) without our prior written consent, except that this Opinion may be referred to and included in any proxy statement distributed to the stockholders of the Company in connection with the Transaction. This Opinion is delivered to you subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion, and is further subject to your understanding that any obligations of Petro Capital Advisors, LLC in connection with the Transaction are solely corporate obligations, and no officer, director, employee, agent, holder of ownership interests or controlling person of Petro Capital Advisors, LLC shall be subject to any personal liability whatsoever to any person in connection with the Transaction, nor shall any such claim be asserted by or on behalf of you or your affiliates.

        Based upon the foregoing, and in reliance thereon, and assuming that the Transaction is consummated on the terms and conditions contained in the Transaction Documents reviewed by us, it is our opinion that, as of the date hereof, the Transaction, taken as a whole, is fair to the Company from a financial point of view.

Very truly yours,

/s/ Petro Capital Advisors, LLC Dallas, Texas

BETA OIL & GAS, INC.
6120 South Yale Avenue, Suite 813
Tulsa, Oklahoma 74136

SPECIAL MEETING OF STOCKHOLDERS MAY 25, 2004

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BETA OIL & GAS, INC.
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

The undersigned hereby appoints David A. Wilkins and Robert E. Davis, Jr., severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock and preferred stock of BETA OIL & GAS, INC. of record in the name of the undersigned at the close of business on April 16, 2004, which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated April 23, 2004, receipt of which is acknowledged.

1.
Proposal to issue to Petrohawk Energy, LLC (i) 15,151,515 shares of common stock, (ii) 10,000,000 shares of common stock upon the exercise of five-year common stock purchase warrants which are exercisable at a price of $1.65 per share (subject to possible adjustments for stock dividends, stock splits and similar events), and (iii) shares of common stock upon the conversion of the outstanding principal and accrued but unpaid interest payable under the terms of a five-year convertible promissory note in the amount of $35,000,000 at a conversion price of $2.00 per share (subject to possible adjustments for stock dividends, stock splits and similar events).

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
Proposal to approve an amendment to our articles of incorporation to increase our authorized common stock from 50,000,000 shares to 100,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
Any proposal to adjourn, postpone and/or reconvene the Special Meeting of Stockholders at a later date, but not later than July 24, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

If proposal 2 is not approved, the transactions described in proposal 1 will still be consummated and the proposal to amend the articles of incorporation will be presented again to our stockholders after Petrohawk has been issued the securities provided for in the securities purchase agreement. If item 1 is not approved, item 2 will not be implemented even if it is approved. Approval of proposal 1 and consummation of the proposed transaction will effectively transfer control of Beta Oil & Gas, Inc. to Petrohawk Energy, LLC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS (1) AND (2).

If any other business should properly be brought before the meeting, the persons named as Proxies will vote on such business in accordance with their best judgment.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished therewith.

Signed and Dated:	, 2004

Signature(s) should agree with the name(s) stenciled hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and attorneys should so indicate and give full title when signing. Attorneys should submit powers of attorney.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

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SUMMARY OF PROXY STATEMENT
GENERAL INFORMATION
FORWARD-LOOKING STATEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1: THE PETROHAWK TRANSACTION
Beta Oil & Gas, Inc. Unaudited Pro Forma Balance Sheet December 31, 2003
PROPOSAL NO. 2: INCREASE IN AUTHORIZED CAPITAL STOCK
PROPOSAL NO. 3: ADJOURNMENTS OF SPECIAL MEETING
STOCKHOLDER PROPOSALS
MATERIALS INCORPORATED BY REFERENCE
OTHER MATTERS
SECURITIES PURCHASE AGREEMENT BETWEEN PETROHAWK ENERGY, LLC AND BETA OIL & GAS, INC. December 12, 2003

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT
RECITALS
CONVERTIBLE PROMISSORY NOTE
WARRANT CERTIFICATE
REGISTRATION RIGHTS AGREEMENT
RECITALS
SCHEDULE 1
STOCKHOLDERS AGREEMENT